UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

JOHN PAK 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	11-30-2021

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) Provided under separate cover.

Annual Report

November 30, 2021

Emerging Markets Fund
Investor Class (TWMIX)
I Class (AMKIX)
Y Class (AEYMX)
A Class (AEMMX)
C Class (ACECX)
R Class (AEMRX)
R5 Class (AEGMX)
R6 Class (AEDMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWMIX	0.91%	10.53%	6.82%	—	9/30/97
MSCI Emerging Markets Index	—	2.70%	9.51%	5.16%	—	—
I Class	AMKIX	1.09%	10.76%	7.02%	—	1/28/99
Y Class	AEYMX	1.24%	—	—	9.14%	4/10/17
A Class	AEMMX					5/12/99
No sales charge		0.60%	10.25%	6.55%	—
With sales charge		-5.17%	8.96%	5.92%	—
C Class	ACECX	-0.17%	9.42%	5.76%	—	12/18/01
R Class	AEMRX	0.41%	9.98%	6.28%	—	9/28/07
R5 Class	AEGMX	1.09%	—	—	8.98%	4/10/17
R6 Class	AEDMX	1.24%	10.91%	—	7.09%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available. Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $19,345

MSCI Emerging Markets Index — $16,546

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.26%	1.06%	0.91%	1.51%	2.26%	1.76%	1.06%	0.91%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary
Emerging Markets returned 0.91%* for the 12 months ended November 30, 2021. The fund’s benchmark, the MSCI Emerging Markets Index, returned 2.70% for the same period.

The fund underperformed its benchmark during the period, during which emerging markets faced several significant challenges, including regulatory pressure on Chinese growth stocks, the damage from COVID-19 variants and persistent inflationary pressures. The shifting inflation narrative, which supported cyclical sectors and drove value stocks to outperform growth, weighed on our positioning. The sharp (and continuous) rise in value was challenging for our investment approach as a growth manager. From a sector perspective, a combination of an underweight, relative to the benchmark, for most of the year in energy was a key driver of underperformance following the spike in energy prices. Stock selection in consumer staples also detracted, along with selection and an underweight in utilities. Conversely, stock selection in financials and health care added value during the period, along with an overweight to and stock choices in materials. Regionally, stock selection in India and Brazil were key drivers of relative underperformance, while stock choices in Taiwan and an underweight to China aided relative returns.

Energy and Consumer Staples Drive Underperformance

Lack of exposure to several index constituents in the oil, gas and consumable fuels industry was a key driver of the fund’s underperformance over the 12-month period, as the shares rose along with energy and oil prices. An off-benchmark position within the industry, independent oil and gas company Petro Rio, also weighed on relative performance.

In the consumer staples sector, food and staples retailing holdings drove relative detraction, including Turkish retailer BIM Birlesik Magazalar and Brazil-based drugstore chain Raia Drogasil. Food products company Nestle India also detracted. Birlesik Magazalar’s shares declined amid a combination of headlines regarding draft legislation on retail chains and increased country and currency risks. Increasing competition from well-capitalized peers weighed on Raia Drogasil, and we exited the position on concerns surrounding margin pressure. We also sold Nestle India as margin expansion was constrained by increased staffing costs.

Notable individual detractors included electronic components supplier Luxshare Precision Industry, Chinese education providers New Oriental Education & Technology Group and TAL Education Group, data center operator GDS Holdings and developer CIFI Holdings Group. Luxshare, the primary assembler of Apple’s AirPods, declined as sales growth of iPhones and AirPods slowed, and we exited the position as the new AirPods launch remained uncertain and shipment forecasts were lowered to factor in weaker-than-expected demand. New Oriental and TAL Education’s weakness was triggered by a regulatory crackdown on the after-school tutoring industry, which forced a nonprofit conversion and banned foreign capital for academic tutoring, and we sold off both positions. GDS’ shares weakened due to increasing concerns about the changing regulatory environment in China and the potential disruption to the company’s ability to grow earnings.

Financials and Health Care Led Contributors

Leasing firm Chailease Holding was responsible for the majority of contribution from the financials sector. The leasing firm’s recent results highlighted better operating efficiency, higher loan growth and lower credit costs. The rapid expansion in Chailease’s China leasing business has helped the company diversify its earnings streams. Given strong momentum, we believe Chailease will likely see continued portfolio growth in mainland China and Taiwan. Furthermore, vaccination progress continued to support growth momentum in other key markets, such as Thailand and Malaysia.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Bank stocks also supported relative returns, particularly OTP Bank and Al Rajhi Bank. Hungary-based OTP’s shares rose with better-than-expected results that highlighted positive catalysts such as upside to consensus on stronger loan growth and better-than-expected cost of risk. Al Rajhi, the world’s largest Islamic bank, benefited from steady growth in its mortgage portfolio, which drove loan book growth.

In health care, a lack of exposure to several index constituents in the biotechnology and health care equipment and supplies industries bolstered returns, but the strongest individual contributor was Wuxi Biologics Cayman. The biologics research and development services provider benefited from strong business momentum and higher growth guidance, reflecting global outsourcing trends. Wuxi raised revenue forecasts based on stronger-than-expected growth for COVID-19 antibody and vaccine projects and non-COVID-19 projects. Demand for biological drugs in China is growing much faster than the global market, and Wuxi’s ability to serve multiple COVID-19 players adopting different technologies will likely drive recurring demand growth.

Elsewhere, key individual contributors included Contemporary Amperex Technology Co. (CATL), ASPEED Technology and Ganfeng Lithium. CATL, the world’s largest electric vehicle (EV) battery maker, is supported by technology and cost advantages. CATL’s June agreement to supply EV battery packs to Tesla provides longer order visibility. We believe CATL will likely continue to see global market share growth, driven by overseas expansion. Shares of integrated circuit design firm ASPEED were supported by its exposure to cloud servers amid continuing growth in cloud services and data center demand. The company’s capital spending expansion will likely drive sustainable future growth, in our view. Ganfeng’s shares advanced along with rising lithium prices, driven by a persistent rise in demand, the key driver of the company’s growth prospects. The lithium market has tightened as EV adoption and battery installation accelerates, supported by global commitments to decarbonization, and Ganfeng plans to further ramp up its production capacity and output.

Outlook

We remain constructive on emerging markets (EM) equities based on consistent progress against COVID-19. EM continues to lag behind developed markets on vaccinations; however, repeat waves and variants will likely be less economically disruptive with increased access to vaccinations and therapeutics. In addition, China will likely prioritize growth and stability in 2022 rather than regulatory tightening. Additional catalysts for 2022 include the restoration of EM’s growth premium to developed markets. These points, coupled with attractive valuations, support our constructive view.

Improving vaccination and caseload data continues to boost the outlook for EM, despite variants, in our view. Vaccine rates have improved across EM, notably in major markets such as Brazil and India. Increased vaccine supply and faster rollout should continue to reduce new case and hospitalization levels, spurring economic activity as economies more fully reopen.

Secular trends and the ongoing economic recovery continue to support information technology, consumer positioning and cyclicals. Digitalization, cloud-based computing and the shift to online continue to support technology, while the removal of mobility restrictions and economic reopening are benefiting select consumer-facing names and cyclicals.

China remains a prominent position in the portfolio. Chinese equity indices were among the worst performing in EM in 2021, owing to the normalization of pandemic policy and government crackdowns, including property developer leverage limits, antitrust regulation over leading internet platforms and a directional change for the after-school education sector. Nonetheless, signs of policy easing have begun to appear, and while further policy changes are possible as China pursues its long-term development and modernization agenda, we believe the most stringent changes may be behind us. Given an improving earnings outlook and improved valuations, consensus expectations for China have improved, significantly in some cases. We continue to invest in sectors with policy tailwinds, including green initiatives such as electric vehicles and renewable energy and their respective value chains, as well as the increasing reliance on technology.

Regional and sector differences continue. Recovery rates remain staggered across EM, depending upon each region’s success in dealing with COVID-19. We believe growth momentum will likely improve in those economies that continue to emerge from the pandemic. In our view, China will likely perform better in 2022 as the regulatory environment improves. Meanwhile, EM countries outside of North Asia, such as Europe, the Middle East and Africa (EMEA) and Latin America, where recovery data is not fully factored in, may have more room to recover.
6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Rights	—*
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.3)%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	29.7%
Taiwan	16.7%
South Korea	14.9%
India	10.6%
Russia	6.4%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$898.20	$6.05	1.25%
I Class	$1,000	$898.70	$5.08	1.05%
Y Class	$1,000	$899.50	$4.36	0.90%
A Class	$1,000	$896.50	$7.25	1.50%
C Class	$1,000	$893.10	$10.85	2.25%
R Class	$1,000	$895.70	$8.45	1.75%
R5 Class	$1,000	$898.80	$5.08	1.05%
R6 Class	$1,000	$899.40	$4.36	0.90%
Hypothetical
Investor Class	$1,000	$1,019.11	$6.43	1.25%
I Class	$1,000	$1,020.13	$5.40	1.05%
Y Class	$1,000	$1,020.89	$4.63	0.90%
A Class	$1,000	$1,017.84	$7.71	1.50%
C Class	$1,000	$1,014.01	$11.55	2.25%
R Class	$1,000	$1,016.56	$8.99	1.75%
R5 Class	$1,000	$1,020.13	$5.40	1.05%
R6 Class	$1,000	$1,020.89	$4.63	0.90%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments
NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 97.6%
Brazil — 3.4%
Banco BTG Pactual SA	4,470,700	$16,612,489
Embraer SA, ADR(1)	1,975,684	27,126,141
Petro Rio SA(1)	5,662,100	20,233,836
Suzano SA(1)	1,790,000	17,954,606
Vibra Energia SA	3,069,400	11,874,997
WEG SA	2,871,300	16,440,699
		110,242,768
China — 29.7%
Alibaba Group Holding Ltd., ADR(1)	689,126	87,884,239
BYD Co. Ltd., H Shares	1,678,000	66,001,746
China Construction Bank Corp., H Shares	54,801,000	35,708,663
China Education Group Holdings Ltd.	9,550,000	17,567,482
China Tourism Group Duty Free Corp. Ltd., A Shares	1,000,917	32,342,190
Chinasoft International Ltd.(1)	17,092,000	28,418,433
CIFI Holdings Group Co. Ltd.	39,800,888	21,637,800
Contemporary Amperex Technology Co. Ltd., A Shares	700,913	74,818,879
Country Garden Services Holdings Co. Ltd.	4,599,000	27,882,158
ENN Energy Holdings Ltd.	522,300	9,779,100
Ganfeng Lithium Co. Ltd., H Shares	2,951,000	57,034,894
GDS Holdings Ltd., ADR(1)	338,741	18,983,046
Huazhu Group Ltd., ADR(1)	180,898	7,149,089
Industrial & Commercial Bank of China Ltd., H Shares	25,397,645	13,420,955
Kweichow Moutai Co. Ltd., A Shares	106,310	32,242,884
Li Ning Co. Ltd.	3,989,000	45,117,939
Meituan, Class B(1)	1,347,300	40,950,228
Nine Dragons Paper Holdings Ltd.	12,024,000	13,412,058
NIO, Inc., ADR(1)	785,458	30,734,972
Ping An Insurance Group Co. of China Ltd., H Shares	2,538,000	17,594,030
Shenzhou International Group Holdings Ltd.	2,119,200	39,794,010
Tencent Holdings Ltd.	2,698,900	157,397,302
Wuxi Biologics Cayman, Inc.(1)	4,299,000	57,992,578
Yantai Jereh Oilfield Services Group Co. Ltd., A Shares	5,015,344	30,633,123
		964,497,798
Hungary — 1.5%
OTP Bank Nyrt(1)	877,810	48,469,347
India — 10.6%
Asian Paints Ltd.	498,803	20,873,081
Bajaj Finance Ltd.	343,555	32,001,378
Bata India Ltd.	643,473	16,093,095
HDFC Bank Ltd.	3,576,662	70,856,641
ICICI Bank Ltd., ADR	2,993,038	55,251,481
Infosys Ltd., ADR	2,179,194	49,206,201
Jubilant Foodworks Ltd.	730,692	35,576,961
Tata Consultancy Services Ltd.	684,706	32,179,284
UltraTech Cement Ltd.	332,054	32,792,058
		344,830,180
10

	Shares	Value
Indonesia — 1.7%
Bank Rakyat Indonesia Persero Tbk PT	179,901,500	$51,260,594
Bukalapak.com Tbk PT(1)	130,944,900	4,982,702
		56,243,296
Luxembourg — 0.7%
Ternium SA, ADR	604,868	23,099,909
Malaysia — 0.4%
CIMB Group Holdings Bhd	9,544,000	11,726,710
Mexico — 2.5%
Cemex SAB de CV, ADR(1)	4,057,426	24,953,170
Grupo Financiero Banorte SAB de CV	5,979,044	35,619,124
Wal-Mart de Mexico SAB de CV	6,544,675	20,571,813
		81,144,107
Netherlands — 0.7%
Prosus NV(1)	285,022	22,982,026
Philippines — 0.9%
Ayala Land, Inc.	40,133,700	27,423,135
Russia — 6.4%
Magnit PJSC	208,381	16,313,111
Novatek PJSC, GDR	221,629	48,348,411
Sberbank of Russia PJSC, ADR (London)	2,500,452	42,136,514
TCS Group Holding plc, GDR	541,963	51,690,313
Yandex NV, A Shares(1)	687,615	49,467,023
		207,955,372
Saudi Arabia — 1.6%
Al Rajhi Bank	1,508,326	52,996,598
Singapore — 0.8%
Sea Ltd., ADR(1)	90,732	26,137,167
South Africa — 1.6%
Capitec Bank Holdings Ltd.	267,034	30,642,113
Naspers Ltd., N Shares	141,314	21,644,551
		52,286,664
South Korea — 14.9%
CJ Logistics Corp.(1)	129,431	13,503,448
Cosmax, Inc.(1)	143,570	10,917,735
Ecopro BM Co. Ltd.	98,424	44,995,562
Hyundai Motor Co.	130,147	21,381,072
Iljin Materials Co. Ltd.	88,624	9,552,538
Mando Corp.(1)	368,944	16,960,818
NAVER Corp.	146,086	46,638,241
Samsung Biologics Co. Ltd.(1)	58,381	43,766,423
Samsung Electro-Mechanics Co. Ltd.	265,891	37,234,436
Samsung Electronics Co. Ltd.	2,505,813	150,414,455
Samsung SDI Co. Ltd.	75,726	43,754,623
SK Hynix, Inc.	446,199	42,657,105
		481,776,456
Taiwan — 16.7%
ASPEED Technology, Inc.	324,000	39,074,633
Chailease Holding Co. Ltd.	10,036,254	88,790,793
Formosa Plastics Corp.	7,956,000	29,180,373
MediaTek, Inc.	1,366,000	49,518,354
Merida Industry Co. Ltd.	1,979,000	21,252,835
11

	Shares	Value
President Chain Store Corp.	1,338,000	$12,947,522
Taiwan Semiconductor Manufacturing Co. Ltd.	13,314,939	283,191,127
Win Semiconductors Corp.	1,322,000	17,196,722
		541,152,359
Thailand — 2.9%
CP ALL PCL	10,543,100	18,491,575
Kasikornbank PCL	9,303,900	36,409,559
PTT Exploration & Production PCL	11,921,300	39,918,775
		94,819,909
Turkey — 0.3%
BIM Birlesik Magazalar AS	2,106,988	10,725,717
United States — 0.3%
MercadoLibre, Inc.(1)	8,925	10,606,559
TOTAL COMMON STOCKS (Cost $2,399,321,693)		3,169,116,077
RIGHTS†
China†
CIFI Holdings Group Co. Ltd.(1)	1,990,044	63,800
Thailand†
CP ALL PCL(1)	702,873	7,092
TOTAL RIGHTS (Cost $—)		70,892
TEMPORARY CASH INVESTMENTS — 2.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $19,437,140), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $19,029,540)		19,029,529
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $64,748,708), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $63,479,035)		63,479,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	4,444,825	4,444,825
TOTAL TEMPORARY CASH INVESTMENTS (Cost $86,953,354)		86,953,354
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $2,486,275,047)		3,256,140,323
OTHER ASSETS AND LIABILITIES — (0.3)%		(10,306,104)
TOTAL NET ASSETS — 100.0%		$3,245,834,219

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	24.7%
Financials	21.3%
Consumer Discretionary	16.9%
Communication Services	8.6%
Materials	6.8%
Industrials	5.4%
Energy	4.2%
Consumer Staples	3.7%
Health Care	3.2%
Real Estate	2.5%
Utilities	0.3%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.3)%
12

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $2,486,275,047)	$3,256,140,323
Receivable for investments sold	24,624,548
Receivable for capital shares sold	5,046,433
Dividends and interest receivable	1,151,930
Securities lending receivable	6,929
Other assets	48,280
3,287,018,443

Liabilities
Payable for investments purchased	28,627,186
Payable for capital shares redeemed	4,092,058
Accrued management fees	2,907,999
Distribution and service fees payable	45,911
Accrued foreign taxes	5,511,070
41,184,224

Net Assets	$3,245,834,219

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,716,802,844
Distributable earnings	529,031,375
$3,245,834,219

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$554,001,244	40,534,360	$13.67
I Class, $0.01 Par Value	$1,661,545,279	118,484,726	$14.02
Y Class, $0.01 Par Value	$39,376,912	2,801,757	$14.05
A Class, $0.01 Par Value	$94,362,833	7,163,219	$13.17*
C Class, $0.01 Par Value	$25,448,362	2,144,648	$11.87
R Class, $0.01 Par Value	$7,687,152	581,521	$13.22
R5 Class, $0.01 Par Value	$12,172,186	867,266	$14.04
R6 Class, $0.01 Par Value	$851,240,251	60,665,582	$14.03
*Maximum offering price $13.97 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $6,711,214)	$53,309,714
Securities lending, net	243,924
Interest	8,056
53,561,694

Expenses:
Management fees	35,317,035
Distribution and service fees:
A Class	253,292
C Class	291,701
R Class	44,568
Directors' fees and expenses	84,199
Other expenses	27,707
36,018,502

Net investment income (loss)	17,543,192

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $(310))	145,739,118
Foreign currency translation transactions	(2,050,328)
143,688,790

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(4,445,534))	(167,545,874)
Translation of assets and liabilities in foreign currencies	(85,236)
(167,631,110)

Net realized and unrealized gain (loss)	(23,942,320)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,399,128)

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$17,543,192	$11,919,347
Net realized gain (loss)	143,688,790	(75,677,072)
Change in net unrealized appreciation (depreciation)	(167,631,110)	587,035,980
Net increase (decrease) in net assets resulting from operations	(6,399,128)	523,278,255

Distributions to Shareholders
From earnings:
Investor Class	(3,436,076)	(8,013,736)
I Class	(12,395,337)	(21,862,436)
Y Class	(317,596)	(310,424)
A Class	(298,238)	(874,154)
C Class	—	(114,160)
R Class	(3,177)	(57,761)
R5 Class	(30,070)	(44,744)
R6 Class	(6,236,864)	(8,006,334)
Decrease in net assets from distributions	(22,717,358)	(39,283,749)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	430,517,881	(110,421,098)

Net increase (decrease) in net assets	401,401,395	373,573,408

Net Assets
Beginning of period	2,844,432,824	2,470,859,416
End of period	$3,245,834,219	$2,844,432,824

See Notes to Financial Statements.
16

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.
The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of
17

Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
The annual management fee for each class is as follows:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.25%	1.05%	0.90%	1.25%	1.25%	1.25%	1.05%	0.90%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

19

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $1,498,497,048 and $1,117,748,279, respectively.
20

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,100,000,000		1,100,000,000
Sold	10,257,205	$154,967,241	12,495,933	$134,906,888
Issued in reinvestment of distributions	222,670	3,290,668	722,447	7,801,863
Redeemed	(12,682,038)	(189,334,522)	(24,386,669)	(277,708,979)
	(2,202,163)	(31,076,613)	(11,168,289)	(135,000,228)
I Class/Shares Authorized	1,520,000,000		1,520,000,000
Sold	37,994,838	585,982,225	49,164,195	563,271,691
Issued in reinvestment of distributions	763,688	11,554,604	1,776,798	19,811,353
Redeemed	(30,097,172)	(462,700,286)	(55,821,848)	(622,419,153)
	8,661,354	134,836,543	(4,880,855)	(39,336,109)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	1,671,573	25,772,225	1,038,304	11,973,089
Issued in reinvestment of distributions	19,691	298,311	27,351	306,119
Redeemed	(1,043,781)	(16,151,806)	(173,558)	(1,986,251)
	647,483	9,918,730	892,097	10,292,957
A Class/Shares Authorized	100,000,000		100,000,000
Sold	2,330,248	33,680,130	2,676,295	29,022,024
Issued in reinvestment of distributions	12,777	182,204	53,746	556,804
Redeemed	(1,919,955)	(27,758,871)	(3,247,159)	(34,383,970)
	423,070	6,103,463	(517,118)	(4,805,142)
C Class/Shares Authorized	45,000,000		45,000,000
Sold	372,548	4,958,377	192,283	2,004,278
Issued in reinvestment of distributions	—	—	10,261	96,660
Redeemed	(509,367)	(6,661,355)	(977,404)	(9,501,689)
	(136,819)	(1,702,978)	(774,860)	(7,400,751)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	316,845	4,636,023	257,538	2,908,336
Issued in reinvestment of distributions	—	—	5,549	57,761
Redeemed	(302,174)	(4,388,338)	(323,560)	(3,545,976)
	14,671	247,685	(60,473)	(579,879)
R5 Class/Shares Authorized	30,000,000		30,000,000
Sold	685,046	10,352,533	181,608	2,248,341
Issued in reinvestment of distributions	1,934	29,285	4,015	44,739
Redeemed	(95,988)	(1,453,583)	(120,565)	(1,477,816)
	590,992	8,928,235	65,058	815,264
R6 Class/Shares Authorized	450,000,000		450,000,000
Sold	32,070,850	490,325,641	17,846,785	207,338,285
Issued in reinvestment of distributions	399,613	6,042,152	690,876	7,733,183
Redeemed	(12,638,202)	(193,104,977)	(12,752,599)	(149,478,678)
	19,832,261	303,262,816	5,785,062	65,592,790
Net increase (decrease)	27,830,849	$430,517,881	(10,659,378)	$(110,421,098)

21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$27,126,141	$83,116,627	—
China	144,751,346	819,746,452	—
India	104,457,682	240,372,498	—
Luxembourg	23,099,909	—	—
Mexico	24,953,170	56,190,937	—
Russia	49,467,023	158,488,349	—
Singapore	26,137,167	—	—
United States	10,606,559	—	—
Other Countries	—	1,400,602,217	—
Rights	—	70,892	—
Temporary Cash Investments	4,444,825	82,508,529	—
	$415,043,822	$2,841,096,501	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

22

8. Federal Tax Information

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$22,717,358	$39,283,749
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,501,330,276
Gross tax appreciation of investments	$931,665,482
Gross tax depreciation of investments	(176,855,435)
Net tax appreciation (depreciation) of investments	754,810,047
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(5,599,193)
Net tax appreciation (depreciation)	$749,210,854
Undistributed ordinary income	$28,170,446
Accumulated short-term capital losses	$(248,349,925)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$13.62	0.05	0.08	0.13	(0.08)	—	(0.08)	$13.67	0.91%	1.25%	1.25%	0.36%	0.36%	35%	$554,001
2020	$11.25	0.04	2.48	2.52	(0.15)	—	(0.15)	$13.62	22.79%	1.26%	1.26%	0.33%	0.33%	30%	$582,036
2019	$10.19	0.17	0.94	1.11	(0.05)	—	(0.05)	$11.25	10.99%	1.25%	1.25%	1.59%	1.59%	39%	$606,668
2018	$12.00	0.08	(1.80)	(1.72)	(0.03)	(0.06)	(0.09)	$10.19	(14.57)%	1.18%	1.29%	0.71%	0.60%	36%	$980,765
2017	$8.57	0.02	3.44	3.46	(0.03)	—	(0.03)	$12.00	40.46%	1.18%	1.50%	0.19%	(0.13)%	47%	$883,436
I Class
2021	$13.97	0.09	0.07	0.16	(0.11)	—	(0.11)	$14.02	1.09%	1.05%	1.05%	0.56%	0.56%	35%	$1,661,545
2020	$11.56	0.06	2.54	2.60	(0.19)	—	(0.19)	$13.97	22.94%	1.06%	1.06%	0.53%	0.53%	30%	$1,534,445
2019	$10.46	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.56	11.20%	1.05%	1.05%	1.79%	1.79%	39%	$1,325,801
2018	$12.32	0.11	(1.85)	(1.74)	(0.06)	(0.06)	(0.12)	$10.46	(14.35)%	0.98%	1.09%	0.91%	0.80%	36%	$897,336
2017	$8.79	0.04	3.54	3.58	(0.05)	—	(0.05)	$12.32	40.86%	0.94%	1.26%	0.43%	0.11%	47%	$505,000
Y Class
2021	$14.00	0.10	0.08	0.18	(0.13)	—	(0.13)	$14.05	1.24%	0.90%	0.90%	0.71%	0.71%	35%	$39,377
2020	$11.60	0.08	2.54	2.62	(0.22)	—	(0.22)	$14.00	23.09%	0.91%	0.91%	0.68%	0.68%	30%	$30,169
2019	$10.49	0.26	0.94	1.20	(0.09)	—	(0.09)	$11.60	11.43%	0.90%	0.90%	1.94%	1.94%	39%	$14,638
2018	$12.34	0.08	(1.81)	(1.73)	(0.06)	(0.06)	(0.12)	$10.49	(14.23)%	0.83%	0.94%	1.06%	0.95%	36%	$4,724
2017(3)	$9.79	0.07	2.48	2.55	—	—	—	$12.34	26.05%	0.77%(4)	1.12%(4)	0.91%(4)	0.56%(4)	47%(5)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$13.13	0.01	0.07	0.08	(0.04)	—	(0.04)	$13.17	0.60%	1.50%	1.50%	0.11%	0.11%	35%	$94,363
2020	$10.84	0.01	2.40	2.41	(0.12)	—	(0.12)	$13.13	22.50%	1.51%	1.51%	0.08%	0.08%	30%	$88,485
2019	$9.81	0.14	0.91	1.05	(0.02)	—	(0.02)	$10.84	10.71%	1.50%	1.50%	1.34%	1.34%	39%	$78,704
2018	$11.57	0.05	(1.75)	(1.70)	—	(0.06)	(0.06)	$9.81	(14.80)%	1.43%	1.54%	0.46%	0.35%	36%	$72,711
2017	$8.26	—(6)	3.32	3.32	(0.01)	—	(0.01)	$11.57	40.16%	1.43%	1.75%	(0.06)%	(0.38)%	47%	$61,586
C Class
2021	$11.88	(0.08)	0.07	(0.01)	—	—	—	$11.87	(0.17)%	2.25%	2.25%	(0.64)%	(0.64)%	35%	$25,448
2020	$9.82	(0.07)	2.17	2.10	(0.04)	—	(0.04)	$11.88	21.48%	2.26%	2.26%	(0.67)%	(0.67)%	30%	$27,101
2019	$8.93	0.05	0.84	0.89	—	—	—	$9.82	9.97%	2.25%	2.25%	0.59%	0.59%	39%	$30,004
2018	$10.61	(0.03)	(1.59)	(1.62)	—	(0.06)	(0.06)	$8.93	(15.39)%	2.18%	2.29%	(0.29)%	(0.40)%	36%	$31,871
2017	$7.63	(0.08)	3.06	2.98	—	—	—	$10.61	39.06%	2.16%	2.48%	(0.79)%	(1.11)%	47%	$24,972
R Class
2021	$13.17	(0.02)	0.08	0.06	(0.01)	—	(0.01)	$13.22	0.41%	1.75%	1.75%	(0.14)%	(0.14)%	35%	$7,687
2020	$10.88	(0.02)	2.40	2.38	(0.09)	—	(0.09)	$13.17	22.11%	1.76%	1.76%	(0.17)%	(0.17)%	30%	$7,466
2019	$9.85	0.12	0.91	1.03	—	—	—	$10.88	10.46%	1.75%	1.75%	1.09%	1.09%	39%	$6,825
2018	$11.64	0.02	(1.75)	(1.73)	—	(0.06)	(0.06)	$9.85	(14.97)%	1.68%	1.79%	0.21%	0.10%	36%	$5,825
2017	$8.33	(0.02)	3.33	3.31	—	—	—	$11.64	39.74%	1.68%	2.00%	(0.31)%	(0.63)%	47%	$4,811

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$13.98	0.06	0.11	0.17	(0.11)	—	(0.11)	$14.04	1.09%	1.05%	1.05%	0.56%	0.56%	35%	$12,172
2020	$11.57	0.06	2.54	2.60	(0.19)	—	(0.19)	$13.98	22.92%	1.06%	1.06%	0.53%	0.53%	30%	$3,863
2019	$10.47	0.20	0.97	1.17	(0.07)	—	(0.07)	$11.57	11.19%	1.05%	1.05%	1.79%	1.79%	39%	$2,444
2018	$12.32	0.12	(1.86)	(1.74)	(0.05)	(0.06)	(0.11)	$10.47	(14.33)%	0.98%	1.09%	0.91%	0.80%	36%	$4,521
2017(3)	$9.78	0.03	2.51	2.54	—	—	—	$12.32	25.97%	0.92%(4)	1.27%(4)	0.78%(4)	0.43%(4)	47%(5)	$46
R6 Class
2021	$13.98	0.11	0.07	0.18	(0.13)	—	(0.13)	$14.03	1.24%	0.90%	0.90%	0.71%	0.71%	35%	$851,240
2020	$11.58	0.08	2.54	2.62	(0.22)	—	(0.22)	$13.98	23.13%	0.91%	0.91%	0.68%	0.68%	30%	$570,868
2019	$10.48	0.23	0.96	1.19	(0.09)	—	(0.09)	$11.58	11.45%	0.90%	0.90%	1.94%	1.94%	39%	$405,776
2018	$12.34	0.12	(1.84)	(1.72)	(0.08)	(0.06)	(0.14)	$10.48	(14.28)%	0.83%	0.94%	1.06%	0.95%	36%	$239,031
2017	$8.81	0.06	3.53	3.59	(0.06)	—	(0.06)	$12.34	40.98%	0.83%	1.15%	0.54%	0.22%	47%	$92,470

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)April 10, 2017 (commencement of sale) through November 30, 2017.
(4)Annualized.
(5)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.
(6)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different
34

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $59,934,700 and foreign taxes paid of $5,820,733, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.2570 and $0.0250, respectively.
37

Notes
38

Notes
39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91030 2201

Annual Report

November 30, 2021

Emerging Markets Small Cap Fund
Investor Class (AECVX)
I Class (AECSX)
A Class (AECLX)
C Class (AECHX)
R Class (AECMX)
R6 Class (AECTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AECVX	20.69%	11.79%	11.23%	4/7/16
MSCI Emerging Markets Small Cap Index	—	22.75%	10.51%	9.71%	—
I Class	AECSX	21.06%	12.04%	11.47%	4/7/16
A Class	AECLX				4/7/16
No sales charge		20.41%	11.52%	10.96%
With sales charge		13.52%	10.20%	9.80%
C Class	AECHX	19.58%	10.70%	10.14%	4/7/16
R Class	AECMX	20.16%	11.26%	10.69%	4/7/16
R6 Class	AECTX	21.15%	12.19%	11.62%	4/7/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Growth of $10,000 Over Life of Class
$10,000 investment made April 7, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $18,252

MSCI Emerging Markets Small Cap Index — $16,882

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.40%	1.20%	1.65%	2.40%	1.90%	1.05%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary

Emerging Markets Small Cap returned 20.69%* for the 12 months ended November 30, 2021. The fund’s benchmark, the MSCI Emerging Markets Small Cap Index, returned 22.75% for the same period.

The fund underperformed its benchmark during the period, during which emerging markets faced several significant challenges, including regulatory pressure on Chinese growth stocks, the damage from COVID-19 variants and persistent inflationary pressures. The shifting inflation narrative, which supported cyclical sectors and drove value stocks to outperform growth, weighed on our positioning. The sharp (and continuous) rise in value was challenging for our investment approach as a growth manager. From a sector perspective, stock selection and an underweight, relative to the benchmark, for most of the year in the materials sector was a key driver of underperformance. An overweight to, and stock selection in, consumer discretionary also detracted from relative results, along with security selection in utilities. Conversely, stock choices in financials bolstered relative performance. Underweights and stock selection in health care and real estate also contributed significantly. Regionally, China was the primary detractor, due to a combination of stock choices and an overweight to the market. Security selection drove detraction in Taiwan and Indonesia. Those relative losses were partially offset by stock selection in South Korea, Russia and the Philippines.

Materials and Consumer Discretionary Drive Underperformance

Holdings in the materials sector were the primary drivers of the fund’s underperformance over the 12-month period. Selection in the chemicals and metals and mining industries weighed on returns. An underweight to chemicals and an off-benchmark position in composite materials manufacturer Han Kuk Carbon were key drivers. Han Kuk Carbon declined amid weaker guidance and expectations for weaker earnings due to slower new-build demand for liquefied natural gas carriers, which has been weaker than expected and led to slower orders. In metals and mining, global resources company MMG was a notable detractor. Its flagship copper operation, Las Bambas, is to cease production after failed last-minute attempts to resolve issues with local residents who are blocking the road used by the mine. Earnings estimates were lowered to reflect lower production and higher costs at Las Bambas, as well as uncertainty as to how long the mine could be down. We exited the position.

Automotive retailer China Yongda Automobiles Services Holdings was a notable detractor in consumer discretionary. The stock faced headwinds due to signs of slowing economic growth and broader equity market volatility. Despite increased near-term uncertainty, we believe it remains well positioned for long-term growth. Brazil-based travel platform CVC Brasil Operadora e Agencia de Viagens declined as visibility on international travel remained fairly low as the risk of pandemic-related restrictions will likely linger into 2022. As government crackdowns pressured the Chinese education sector, investors grew concerned that China East Education Holdings’ enrollment could be negatively impacted, and the stock weighed on relative performance.

Utilities also detracted, largely due to index constituents we did not own. Natural gas distributor Indraprastha Gas, an off-benchmark holding, weighed on returns amid concerns over near-term margin risk. We exited the position. Elsewhere, notable detractors included Alchip Technologies, HMM (lack of exposure), Bank BTPN Syariah and Vnet Group. Alchip, the semiconductor foundry company, was a strong contributor in early 2021, but gave back some gains after a major customer was blacklisted by the U.S. Department of Commerce for national security reasons. BTPN Syariah’s shares declined as loan growth remained weak. Vnet, China’s leading carrier-neutral

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.

internet data center operator, lost ground amid consensus downgrades due to stagnant wholesale customer progress as the data center industry entered a period of slowing customer demand. We exited BTPN Syariah and Vnet.

Financials a Key Contributor

Financials holdings substantially bolstered relative results, driven by stock selection across the capital markets and banking industries. Central Depository Services India was a key contributor in capital markets, as growth in many segments, especially new account openings, drove higher revenues, net profits and market share gains. Among bank stocks, overweight positions in TCS Group Holding and Banco Inter drove relative gains. TCS, the parent company of online-only Tinkoff Bank, advanced amid increased earnings expectations, factoring in faster growth of small and medium-sized business customers and loans. TCS’ guidance implied strong loan growth through 2021, with room for momentum to continue into 2022. Banco Inter, another online lender, posted strong results that helped raise earnings estimates as its operating momentum continued to build, with a larger client base and greater engagement.

Contribution from health care centered on underweight positioning and lack of exposure to numerous index constituents. The real estate sector’s largest individual contributor was Prestige Estates Projects. The property developer advanced amid reduced cost of capital for residential and office projects due to its improved balance sheet. The demand and pricing environment has improved, together with a recovery in office leasing.

Other notable contributors included battery materials supplier Ecopro BM, engineering services company L&T Technology Services and copper foil maker Iljin Materials. Ecopro benefited from a strong growth path supported by increasing revenue contribution from high-margin nickel products and continuing capacity expansion. Ecopro gained as key customers, including SK Innovation and Ford Motor Co., announced plans for new battery plants. L&T reported strong sets of numbers and raised revenue guidance. The company’s margins improved as a result of a shift toward more digital engineering as well as operational efficiency initiatives. Iljin Materials was a major beneficiary of the rapid increase in global electric vehicle penetration, and we believe it is positioned for earnings growth due to strong downstream demand from battery makers.

Outlook

We remain constructive on emerging markets (EM) equities based on consistent progress against COVID-19. EM continues to lag behind developed markets on vaccinations; however, repeat waves and variants will likely be less economically disruptive with increased access to vaccinations and therapeutics. In addition, China will likely prioritize growth and stability in 2022 rather than regulatory tightening. Additional catalysts for 2022 include the restoration of EM’s growth premium to developed markets. These points, coupled with attractive valuations, support our constructive view.

Improving vaccination and caseload data continues to boost the outlook for EM, despite variants, in our view. Vaccine rates have improved across EM, notably in major markets such as Brazil and India. Increased vaccine supply and faster rollout should continue to reduce new case and hospitalization levels, spurring economic activity as economies more fully reopen.

Secular trends and the ongoing economic recovery continue to support information technology, consumer positioning and cyclicals. Digitalization, cloud-based computing and the shift to online continue to support technology, while the removal of mobility restrictions and economic reopening are benefiting select consumer-facing names and cyclicals.

Regional and sector differences continue. Recovery rates remain staggered across EM, depending upon each region’s success in dealing with COVID-19. We believe growth momentum will likely improve in those economies that continue to emerge from the pandemic. In our view, China will likely perform better in 2022 as the regulatory environment improves. Meanwhile, EM countries outside of North Asia, such as Europe, the Middle East and Africa (EMEA) and Latin America, where recovery data are not fully factored in, may have more room to recover.

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Exchange-Traded Funds	2.3%
Warrants	0.1%
Rights	—*
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.2)%
*Category is less than 0.05% of total net assets.

Top Five Countries*	% of net assets
India	22.7%
Taiwan	18.6%
South Korea	16.7%
China	8.2%
Russia	5.7%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,023.00	$7.16	1.39%
I Class	$1,000	$1,024.70	$6.14	1.19%
A Class	$1,000	$1,022.50	$8.45	1.64%
C Class	$1,000	$1,018.60	$12.29	2.39%
R Class	$1,000	$1,021.40	$9.73	1.89%
R6 Class	$1,000	$1,025.30	$5.37	1.04%
Hypothetical
Investor Class	$1,000	$1,018.40	$7.15	1.39%
I Class	$1,000	$1,019.42	$6.12	1.19%
A Class	$1,000	$1,017.12	$8.43	1.64%
C Class	$1,000	$1,013.30	$12.26	2.39%
R Class	$1,000	$1,015.85	$9.71	1.89%
R6 Class	$1,000	$1,020.18	$5.35	1.04%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 97.2%
Brazil — 5.3%
Banco Inter SA	19,482	$126,072
CVC Brasil Operadora e Agencia de Viagens SA(1)	34,800	83,876
Embraer SA, ADR(1)	9,933	136,380
Petro Rio SA(1)	40,600	145,086
Santos Brasil Participacoes SA(1)	52,600	55,483
		546,897
China — 8.2%
China East Education Holdings Ltd.(1)	30,000	31,351
China Education Group Holdings Ltd.	44,000	80,939
China Lesso Group Holdings Ltd.	33,000	47,924
China Suntien Green Energy Corp. Ltd., H Shares(2)	79,000	55,274
China Yongda Automobiles Services Holdings Ltd.	69,500	105,157
Chinasoft International Ltd.(1)	98,000	162,942
CIFI Holdings Group Co. Ltd.	88,570	48,151
Far East Horizon Ltd.(2)	79,000	68,639
Li Ning Co. Ltd.	12,500	141,382
Minth Group Ltd.	12,000	55,732
Xinte Energy Co. Ltd., H Shares	23,200	52,870
		850,361
Greece — 1.3%
JUMBO SA	4,150	58,096
OPAP SA	5,867	81,398
		139,494
India — 22.7%
AU Small Finance Bank Ltd.(1)	5,543	80,878
Bata India Ltd.	4,098	102,490
Berger Paints India Ltd.	5,729	57,303
Central Depository Services India Ltd.	12,095	233,643
Crompton Greaves Consumer Electricals Ltd.	24,050	143,589
JK Cement Ltd.	4,279	184,678
Jubilant Foodworks Ltd.	2,612	127,177
L&T Technology Services Ltd.	4,385	307,470
Larsen & Toubro Infotech Ltd.	1,321	119,480
MakeMyTrip Ltd.(1)	4,784	116,490
Persistent Systems Ltd.	1,452	79,941
Prestige Estates Projects Ltd.	34,509	193,539
Shriram Transport Finance Co. Ltd.	6,110	114,479
Torrent Pharmaceuticals Ltd.	1,345	54,385
Varun Beverages Ltd.	10,296	122,053
VIP Industries Ltd.(1)	18,250	135,958
WNS Holdings Ltd., ADR(1)	1,598	134,344
Zydus Wellness Ltd.	1,995	52,057
		2,359,954
Indonesia — 2.6%
Ace Hardware Indonesia Tbk PT	1,096,000	99,772
Jasa Marga Persero Tbk PT(1)	229,800	65,158

	Shares	Value
Tower Bersama Infrastructure Tbk PT	478,900	$101,095
		266,025
Malaysia — 3.0%
Carlsberg Brewery Malaysia Bhd	12,300	58,017
Inari Amertron Bhd	168,500	167,362
VS Industry Bhd	250,200	85,568
		310,947
Mexico — 2.7%
Cemex SAB de CV, ADR(1)	23,352	143,615
Gentera SAB de CV(1)	259,686	132,492
		276,107
Peru — 1.1%
Intercorp Financial Services, Inc.	4,039	117,131
Philippines — 3.4%
International Container Terminal Services, Inc.	29,600	116,369
Wilcon Depot, Inc.	370,200	234,114
		350,483
Russia — 5.7%
Detsky Mir PJSC	64,543	120,593
HeadHunter Group plc, ADR	2,943	161,718
TCS Group Holding plc, GDR	3,236	308,637
		590,948
Saudi Arabia — 2.0%
Leejam Sports Co. JSC	7,542	210,116
South Africa — 1.2%
Capitec Bank Holdings Ltd.	630	72,292
Clicks Group Ltd.	2,904	51,680
		123,972
South Korea — 16.7%
BNK Financial Group, Inc.	29,438	198,049
Chunbo Co. Ltd.	345	100,588
CJ Logistics Corp.(1)	688	71,779
Cosmax, Inc.(1)	723	54,980
Doosan Bobcat, Inc.(1)	3,691	112,360
Ecopro BM Co. Ltd.	928	424,245
GS Retail Co. Ltd.	1,882	44,661
Han Kuk Carbon Co. Ltd.	4,582	35,986
Iljin Materials Co. Ltd.	2,955	318,511
Koh Young Technology, Inc.	3,343	55,295
LG Innotek Co. Ltd.	907	231,502
Mando Corp.(1)	1,174	53,970
PI Advanced Materials Co. Ltd.	986	38,310
		1,740,236
Taiwan — 18.6%
Accton Technology Corp.	8,000	83,095
Airtac International Group	2,000	61,209
Alchip Technologies Ltd.	2,000	73,469
ASPEED Technology, Inc.	2,000	241,201
Chailease Holding Co. Ltd.	36,452	322,491
Gourmet Master Co. Ltd.	22,000	93,467
ITEQ Corp.	14,000	63,661
Merida Industry Co. Ltd.	7,000	75,174

	Shares	Value
Nien Made Enterprise Co. Ltd.	4,000	$54,490
Powertech Technology, Inc.	32,000	113,700
Realtek Semiconductor Corp.	12,000	238,069
Sercomm Corp.	22,000	51,904
Simplo Technology Co. Ltd.	4,000	47,106
Taiwan Union Technology Corp.	15,000	54,584
Vanguard International Semiconductor Corp.	36,000	200,564
Wafer Works Corp.	55,000	161,826
		1,936,010
Thailand — 2.3%
Minor International PCL(1)	161,500	130,324
Muangthai Capital PCL	25,900	42,945
Srisawad Corp. PCL	35,560	63,149
		236,418
Turkey — 0.4%
Sok Marketler Ticaret AS	44,768	46,620
TOTAL COMMON STOCKS (Cost $7,333,428)		10,101,719
EXCHANGE-TRADED FUNDS — 2.3%
Fubon Taiwan Small-Mid Cap Alpha Momentum 50 ETF (Cost $251,189)	165,000	242,136
WARRANT — 0.1%
Malaysia — 0.1%
VS Industry Bhd(1) (Cost $—)	50,040	5,406
RIGHTS†
China†
CIFI Holdings Group Co. Ltd.(1) (Cost $—)	4,428	142
TEMPORARY CASH INVESTMENTS — 0.6%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $70,056), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $68,587)		68,587
State Street Institutional U.S. Government Money Market Fund, Premier Class	1,063	1,063
TOTAL TEMPORARY CASH INVESTMENTS (Cost $69,650)		69,650
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $7,654,267)		10,419,053
OTHER ASSETS AND LIABILITIES — (0.2)%		(24,877)
TOTAL NET ASSETS — 100.0%		$10,394,176

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	25.9%
Consumer Discretionary	22.4%
Financials	18.1%
Industrials	15.6%
Materials	5.4%
Consumer Staples	4.1%
Real Estate	2.4%
Energy	1.9%
Communication Services	1.0%
Health Care	0.5%
Exchange-Traded Funds	2.3%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.2)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $117,717. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $123,993, all of which is securities collateral.

See Notes to Financial Statements.

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $7,654,267) — including $117,717 of securities on loan	$10,419,053
Foreign currency holdings, at value (cost of $219,766)	219,766
Receivable for investments sold	75,323
Receivable for capital shares sold	2,199
Dividends and interest receivable	2,670
Securities lending receivable	90
Other assets	574
10,719,675

Liabilities
Payable for investments purchased	105,662
Payable for capital shares redeemed	120,093
Accrued management fees	11,206
Distribution and service fees payable	303
Accrued foreign taxes	88,235
325,499

Net Assets	$10,394,176

Net Assets Consist of:
Capital (par value and paid-in surplus)	$6,990,621
Distributable earnings	3,403,555
$10,394,176

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$3,450,626	209,397	$16.48
I Class, $0.01 Par Value	$6,090,255	367,531	$16.57
A Class, $0.01 Par Value	$304,503	18,608	$16.36*
C Class, $0.01 Par Value	$9,956	626	$15.90
R Class, $0.01 Par Value	$520,632	32,076	$16.23
R6 Class, $0.01 Par Value	$18,204	1,094	$16.64
*Maximum offering price $17.36 (net asset value divided by 0.9425).

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $18,590)	$156,223
Securities lending, net	434
Interest	25
156,682

Expenses:
Management fees	121,987
Distribution and service fees:
A Class	641
C Class	99
R Class	2,069
Directors' fees and expenses	223
Other expenses	195
125,214

Net investment income (loss)	31,468

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $21,260)	816,955
Foreign currency translation transactions	(9,407)
807,548

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(68,893))	744,696
Translation of assets and liabilities in foreign currencies	69
744,765

Net realized and unrealized gain (loss)	1,552,313

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,583,781
See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$31,468	$31,274
Net realized gain (loss)	807,548	625,468
Change in net unrealized appreciation (depreciation)	744,765	511,074
Net increase (decrease) in net assets resulting from operations	1,583,781	1,167,816

Distributions to Shareholders
From earnings:
Investor Class	(125,868)	(18,004)
I Class	(175,627)	(14,053)
A Class	(8,853)	(971)
C Class	(365)	—
R Class	(11,882)	—
R6 Class	(638)	(1,053)
Decrease in net assets from distributions	(323,233)	(34,081)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	1,720,240	(2,886,183)

Net increase (decrease) in net assets	2,980,788	(1,752,448)

Net Assets
Beginning of period	7,413,388	9,165,836
End of period	$10,394,176	$7,413,388

See Notes to Financial Statements.

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Emerging Markets Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.39%	1.19%	1.39%	1.39%	1.39%	1.04%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $6,172,832 and $4,872,434, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	54,500	$873,126	120,640	$1,518,746
Issued in reinvestment of distributions	8,815	125,349	1,277	16,531
Redeemed	(63,653)	(992,701)	(292,724)	(3,710,859)
	(338)	5,774	(170,807)	(2,175,582)
I Class/Shares Authorized	30,000,000		30,000,000
Sold	125,816	2,006,203	146,395	1,806,093
Issued in reinvestment of distributions	12,299	175,627	1,084	14,053
Redeemed	(46,058)	(742,943)	(61,929)	(811,084)
	92,057	1,438,887	85,550	1,009,062
A Class/Shares Authorized	30,000,000		30,000,000
Sold	3,415	57,000	2,814	32,167
Issued in reinvestment of distributions	626	8,853	75	971
Redeemed	—	—	(56,705)	(766,988)
	4,041	65,853	(53,816)	(733,850)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	235	3,788	747	10,204
Issued in reinvestment of distributions	26	365	—	—
Redeemed	(235)	(3,812)	(55,780)	(740,656)
	26	341	(55,033)	(730,452)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	28,321	453,888	12,202	145,359
Issued in reinvestment of distributions	845	11,882	—	—
Redeemed	(16,093)	(257,023)	(20,231)	(261,806)
	13,073	208,747	(8,029)	(116,447)
R6 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	44	638	81	1,053
Redeemed	—	—	(10,463)	(139,967)
	44	638	(10,382)	(138,914)
Net increase (decrease)	108,903	$1,720,240	(212,517)	$(2,886,183)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$136,380	$410,517	—
India	250,834	2,109,120	—
Mexico	143,615	132,492	—
Peru	117,131	—	—
Russia	161,718	429,230	—
Other Countries	—	6,210,682	—
Exchange-Traded Funds	—	242,136	—
Warrants	—	5,406	—
Rights	—	142	—
Temporary Cash Investments	1,063	68,587	—
	$810,741	$9,608,312	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $1.2039 for the Investor Class, I Class, A Class, C
Class, R Class and R6 Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.0152	$0.0474	—	—	—	$0.0715

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	—	$20,197
Long-term capital gains	$323,233	$13,884

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,689,997
Gross tax appreciation of investments	$3,229,785
Gross tax depreciation of investments	(500,729)
Net tax appreciation (depreciation) of investments	2,729,056
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(88,558)
Net tax appreciation (depreciation)	$2,640,498
Undistributed ordinary income	$20,336
Accumulated long-term gains	$742,721

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$14.23	0.04	2.82	2.86	—	(0.61)	(0.61)	$16.48	20.69%	1.39%	0.25%	52%	$3,451
2020	$12.52	0.04	1.72	1.76	(0.05)	—	(0.05)	$14.23	14.07%	1.54%	0.37%	60%	$2,984
2019	$11.68	0.05	1.20	1.25	—	(0.41)	(0.41)	$12.52	11.36%	1.61%	0.43%	67%	$4,764
2018	$13.66	0.04	(1.86)	(1.82)	(0.14)	(0.02)	(0.16)	$11.68	(13.59)%	1.60%	0.31%	75%	$5,924
2017	$10.45	(0.03)	3.33	3.30	(0.09)	—	(0.09)	$13.66	31.85%	1.61%	(0.16)%	49%	$6,884
I Class
2021	$14.27	0.07	2.84	2.91	—	(0.61)	(0.61)	$16.57	21.06%	1.19%	0.45%	52%	$6,090
2020	$12.56	0.07	1.71	1.78	(0.07)	—	(0.07)	$14.27	14.25%	1.34%	0.57%	60%	$3,932
2019	$11.69	0.07	1.21	1.28	—	(0.41)	(0.41)	$12.56	11.52%	1.41%	0.63%	67%	$2,386
2018	$13.68	0.06	(1.86)	(1.80)	(0.17)	(0.02)	(0.19)	$11.69	(13.39)%	1.40%	0.51%	75%	$1,304
2017	$10.46	0.01	3.32	3.33	(0.11)	—	(0.11)	$13.68	32.18%	1.41%	0.04%	49%	$829
A Class
2021	$14.17	(0.01)	2.81	2.80	—	(0.61)	(0.61)	$16.36	20.41%	1.64%	0.00%(3)	52%	$305
2020	$12.47	0.02	1.69	1.71	(0.01)	—	(0.01)	$14.17	13.76%	1.79%	0.12%	60%	$206
2019	$11.66	0.02	1.20	1.22	—	(0.41)	(0.41)	$12.47	11.11%	1.86%	0.18%	67%	$853
2018	$13.64	0.01	(1.86)	(1.85)	(0.11)	(0.02)	(0.13)	$11.66	(13.82)%	1.85%	0.06%	75%	$1,209
2017	$10.43	(0.04)	3.31	3.27	(0.06)	—	(0.06)	$13.64	31.57%	1.86%	(0.41)%	49%	$1,956

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$13.88	(0.12)	2.75	2.63	—	(0.61)	(0.61)	$15.90	19.58%	2.39%	(0.75)%	52%	$10
2020	$12.29	(0.07)	1.66	1.59	—	—	—	$13.88	12.94%	2.54%	(0.63)%	60%	$8
2019	$11.58	(0.07)	1.19	1.12	—	(0.41)	(0.41)	$12.29	10.20%	2.61%	(0.57)%	67%	$684
2018	$13.55	(0.10)	(1.85)	(1.95)	—(4)	(0.02)	(0.02)	$11.58	(14.41)%	2.60%	(0.69)%	75%	$1,160
2017	$10.38	(0.13)	3.30	3.17	—	—	—	$13.55	30.54%	2.61%	(1.16)%	49%	$1,355
R Class
2021	$14.09	(0.04)	2.79	2.75	—	(0.61)	(0.61)	$16.23	20.16%	1.89%	(0.25)%	52%	$521
2020	$12.42	(0.01)	1.68	1.67	—	—	—	$14.09	13.54%	2.04%	(0.13)%	60%	$268
2019	$11.64	(0.01)	1.20	1.19	—	(0.41)	(0.41)	$12.42	10.68%	2.11%	(0.07)%	67%	$336
2018	$13.62	(0.03)	(1.86)	(1.89)	(0.07)	(0.02)	(0.09)	$11.64	(13.98)%	2.10%	(0.19)%	75%	$375
2017	$10.41	(0.07)	3.32	3.25	(0.04)	—	(0.04)	$13.62	31.30%	2.11%	(0.66)%	49%	$331
R6 Class
2021	$14.31	0.10	2.84	2.94	—	(0.61)	(0.61)	$16.64	21.15%	1.04%	0.60%	52%	$18
2020	$12.59	0.10	1.71	1.81	(0.09)	—	(0.09)	$14.31	14.47%	1.19%	0.72%	60%	$15
2019	$11.70	0.09	1.21	1.30	—	(0.41)	(0.41)	$12.59	11.68%	1.26%	0.78%	67%	$144
2018	$13.69	0.08	(1.86)	(1.78)	(0.19)	(0.02)	(0.21)	$11.70	(13.25)%	1.25%	0.66%	75%	$240
2017	$10.47	0.03	3.31	3.34	(0.12)	—	(0.12)	$13.69	32.35%	1.26%	0.19%	49%	$277

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.
(4)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Small Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the three-year period, and below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
33

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
35

Other Tax Information
The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $391,673, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $174,813 and foreign taxes paid of $18,387, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.2778 and $0.0292, respectively.

The fund utilized earnings and profits of $72,023 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91033 2201

Annual Report

November 30, 2021

Focused Global Growth Fund
Investor Class (TWGGX)
I Class (AGGIX)
Y Class (AGYGX)
A Class (AGGRX)
C Class (AGLCX)
R Class (AGORX)
R5 Class (AGFGX)
R6 Class (AGGDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGGX	14.18%	18.01%	13.45%	—	12/1/98
MSCI ACWI Index	—	19.27%	13.98%	11.38%	—	—
I Class	AGGIX	14.45%	18.25%	13.69%	—	8/1/00
Y Class	AGYGX	14.62%	—	—	17.59%	4/10/17
A Class	AGGRX					2/5/99
No sales charge		13.99%	17.73%	13.18%	—
With sales charge		7.44%	16.34%	12.51%	—
C Class	AGLCX	12.99%	16.84%	12.32%	—	3/1/02
R Class	AGORX	13.71%	17.43%	12.90%	—	7/29/05
R5 Class	AGFGX	14.45%	—	—	17.41%	4/10/17
R6 Class	AGGDX	14.57%	18.42%	—	12.98%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $35,363

MSCI ACWI Index — $29,411

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.07%	0.87%	0.72%	1.32%	2.07%	1.57%	0.87%	0.72%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Keith Creveling, Brent Puff and Ted Harlan

Performance Summary

Focused Global Growth returned 14.18%* for the fiscal year ended November 30, 2021, compared with the 19.27% return of its benchmark, the MSCI ACWI Index.

Weak stock selection within the financials and information technology sectors contributed to the fund’s underperformance, while investment selections within the energy and communication services sectors buoyed relative results. Geographically, relative performance was hindered by stock selection in Brazil, where the fund’s exposure was limited to stock exchange operator B3 - Brasil Bolsa Balcao (B3), which declined for the period. Investment selection in China also detracted. Conversely, relative performance was lifted by positive stock selection in Italy and France.

Select Financials Stocks Detracted From Relative Results

Notable individual detractors came from the financials sector, where Ping An Insurance Group Co. of China and B3 pressured results. Although Ping An Insurance, one of the largest financial services companies in the world, benefited from China’s early recovery from the pandemic, a combination of concerns around the company’s exposure to distressed China housing debt, uncertainty resulting from COVID-19 variants and regulatory risk weighed on the share price. We maintained our position in the stock as we believe that the risks on earnings are transitory and that our long-term thesis remains intact. Shares of B3 declined on concern that rising interest rates will negatively impact fixed income issuance and registration. We maintain our conviction in this stock, as we believe the financial markets in Brazil are in the early stages of maturation and that the long-term opportunity for B3 remains sound.

Medical products manufacturer Teleflex also detracted from the fund’s relative results. Procedural volumes continued to be negatively impacted by uncertainty around COVID-19 variants. Teleflex’s key growth driver is its UroLift System, a minimally invasive treatment for lower urinary tract symptoms resulting from benign prostatic hyperplasia. The long-term outlook for the procedures remains attractive, and we believe volumes will recover as COVID-19 risks subside.

The fund’s lack of exposure to software firm Microsoft also limited the fund’s relative gains. The stock rallied amid strong work-from-home trends and positive forecasting for cloud and personal computer usage. We do not own shares of Microsoft due to our assessment that it does not meet our investment criteria.

Energy Holdings Benefited From Economic Recovery

A recovering economy and higher crude oil prices buoyed the energy sector, where oil producer Pioneer Natural Resources and liquefied natural gas (LNG) company Cheniere Energy were standout performers. Our conviction in Pioneer strengthened during the period as a result of the company’s decision to divest some of its assets to generate significant cash and focus on the upstream aspects of its operations. Cheniere enjoyed stock gains amid rising demand and prices for LNG. Low industrywide supplies of LNG amid reopening economies ramped up demand. We believe Cheniere may see an acceleration in earnings growth as new liquefaction facilities increase production volumes and capacity.

Financial services company The Charles Schwab Corp. also buoyed the fund’s relative results. Contributing to share strength was Schwab’s acquisition of TD Ameritrade Holding and the

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

resulting cost synergies. Further supporting stock gains was solid annualized growth in net new money and average interest earnings assets. Our research suggests Schwab’s acquisition of TD Ameritrade could provide an additional growth catalyst, potentially resulting in further market share gains.

Another material contributor was home improvement retailer Lowe’s Cos., which enjoyed strong growth and profitability amid the pandemic-driven surge in home improvement projects. Of note was solid revenue growth in Lowe’s professional contractors’ segment, leading to optimism that it is gaining market share in this segment, which accounts for approximately 25% of the company’s total revenue. We maintain a positive outlook for Lowe’s, which recently raised its full-year outlook for 2021.

Portfolio Positioning

The fund continues to invest in companies where we believe business fundamentals are improving and where we have high conviction that improvement is sustainable. Though the outbreak of COVID-19 has been disruptive, major investment themes are structurally unchanged. For example, the fund remains balanced across economic reopening beneficiaries and secular growers. Our approach has led us to invest in companies where we believe fundamentals are in the early stages of inflecting higher, helped by economic normalization. We expect that top-line growth for many of these companies will reaccelerate and potentially revert to pre-COVID-19 levels. In certain cases, we believe earnings may benefit given that many of these companies also have improved their cost structures during the pandemic. We have selectively added to our exposure in certain businesses levered to travel, leisure activity and cyclical economic expansion.

The health crisis reinforced the sustainability of many secular trends, such as digitization, cloud computing, 5G network rollout and data center expansion. Other opportunities, such as the trend toward vehicle electrification and autonomous driving, continue to gain momentum and remain attractive to us, as do select companies exposed to improving physical infrastructure assets and the electric grid, which we believe will benefit from the recently approved U.S. investment plan.

At period-end, the fund maintained exposure to businesses in the financials sector (e.g., lenders and insurers) that we believe will be beneficiaries of higher interest rates. We have assessed the impact of higher rates on other areas, such as real estate investment trusts and housing, and remain confident that those companies will be able to offset inflationary headwinds via sustained revenue and earnings growth. The fund retains a neutral exposure to the leverage factor.

Notably, as the tailwind from COVID-19 fades, growth comparisons may become tougher for some businesses. We further expect marginal expenditure growth to be focused on experiential companies (e.g., restaurants and travel) after last year’s increased spending on home goods and technology.

6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.8%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.1%

Top Five Countries	% of net assets
United States	63.0%
Ireland	5.8%
France	5.8%
Hong Kong	5.2%
Switzerland	2.8%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$992.70	$5.48	1.08%
I Class	$1,000	$993.60	$4.47	0.88%
Y Class	$1,000	$994.30	$3.71	0.73%
A Class	$1,000	$991.70	$6.75	1.33%
C Class	$1,000	$987.50	$10.53	2.08%
R Class	$1,000	$990.70	$8.01	1.58%
R5 Class	$1,000	$993.60	$4.47	0.88%
R6 Class	$1,000	$994.30	$3.71	0.73%
Hypothetical
Investor Class	$1,000	$1,019.98	$5.56	1.08%
I Class	$1,000	$1,021.00	$4.53	0.88%
Y Class	$1,000	$1,021.76	$3.76	0.73%
A Class	$1,000	$1,018.70	$6.84	1.33%
C Class	$1,000	$1,014.88	$10.68	2.08%
R Class	$1,000	$1,017.43	$8.12	1.58%
R5 Class	$1,000	$1,021.00	$4.53	0.88%
R6 Class	$1,000	$1,021.76	$3.76	0.73%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 99.8%
Australia — 2.0%
CSL Ltd.	69,440	$15,098,859
Brazil — 1.7%
B3 SA - Brasil Bolsa Balcao	6,533,600	12,935,060
China — 1.8%
Ping An Insurance Group Co. of China Ltd., H Shares	1,998,000	13,850,619
France — 5.8%
Pernod Ricard SA	92,260	21,169,931
Schneider Electric SE	122,810	21,795,573
		42,965,504
Hong Kong — 5.2%
AIA Group Ltd.	1,898,800	19,989,507
Hong Kong Exchanges & Clearing Ltd.	348,583	19,169,074
		39,158,581
Hungary — 1.7%
OTP Bank Nyrt(1)	224,353	12,387,924
India — 2.6%
HDFC Bank Ltd.	973,500	19,285,843
Ireland — 5.8%
CRH plc	456,710	22,202,799
ICON plc(1)	78,800	21,313,036
		43,515,835
Italy — 2.6%
Stellantis NV	1,116,954	19,127,004
Spain — 2.1%
Cellnex Telecom SA	264,350	15,590,285
Switzerland — 2.8%
Zurich Insurance Group AG	50,730	20,855,585
United Kingdom — 2.7%
AstraZeneca plc	183,800	20,150,868
United States — 63.0%
Adobe, Inc.(1)	34,357	23,014,036
Alphabet, Inc., Class A(1)	14,620	41,490,829
Amazon.com, Inc.(1)	11,868	41,621,907
American Express Co.	125,890	19,173,047
AMETEK, Inc.	156,880	21,414,120
Aptiv plc(1)	131,120	21,025,092
Avantor, Inc.(1)	552,180	21,800,066
Booking Holdings, Inc.(1)	9,340	19,631,279
Charles Schwab Corp. (The)	280,478	21,706,192
Cheniere Energy, Inc.	201,510	21,120,263
Equinix, Inc.	28,046	22,778,961
GXO Logistics, Inc.(1)	108,910	10,460,806
HEICO Corp.	155,620	21,556,482
L3Harris Technologies, Inc.	57,360	11,992,829
Lowe's Cos., Inc.	91,690	22,426,457
Mastercard, Inc., Class A	67,500	21,257,100
10

	Shares	Value
NXP Semiconductors NV	103,650	$23,151,264
Pioneer Natural Resources Co.	88,808	15,836,243
ServiceNow, Inc.(1)	32,130	20,810,601
Teleflex, Inc.	59,348	17,651,282
Texas Instruments, Inc.	111,180	21,387,697
Visa, Inc., Class A	42,892	8,311,183
		469,617,736
TOTAL COMMON STOCKS (Cost $521,049,218)		744,539,703
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $147,730), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $144,632)		144,632
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $489,627), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $480,000)		480,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	2,242	2,242
TOTAL TEMPORARY CASH INVESTMENTS (Cost $626,874)		626,874
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $521,676,092)		745,166,577
OTHER ASSETS AND LIABILITIES — 0.1%		476,226
TOTAL NET ASSETS — 100.0%		$745,642,803

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	21.3%
Consumer Discretionary	16.6%
Information Technology	15.8%
Health Care	12.8%
Industrials	11.7%
Communication Services	7.7%
Energy	4.9%
Real Estate	3.1%
Materials	3.0%
Consumer Staples	2.9%
Temporary Cash Investments	0.1%
Other Assets and Liabilities	0.1%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $521,676,092)	$745,166,577
Receivable for investments sold	2,128,403
Receivable for capital shares sold	555,724
Dividends and interest receivable	1,124,701
Other assets	1,170
748,976,575

Liabilities
Payable for investments purchased	1,496,904
Payable for capital shares redeemed	674,497
Accrued management fees	635,014
Distribution and service fees payable	15,718
Accrued foreign taxes	467,935
Accrued other expenses	43,704
3,333,772

Net Assets	$745,642,803

Net Assets Consist of:
Capital (par value and paid-in surplus)	$436,634,152
Distributable earnings	309,008,651
$745,642,803

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$495,712,106	33,043,451	$15.00
I Class, $0.01 Par Value	$103,394,339	6,688,084	$15.46
Y Class, $0.01 Par Value	$311,069	19,918	$15.62
A Class, $0.01 Par Value	$34,058,965	2,387,460	$14.27*
C Class, $0.01 Par Value	$5,426,493	489,587	$11.08
R Class, $0.01 Par Value	$8,410,977	610,080	$13.79
R5 Class, $0.01 Par Value	$10,541	682	$15.46
R6 Class, $0.01 Par Value	$98,318,313	6,305,498	$15.59
*Maximum offering price $15.14 (net asset value divided by 0.9425).

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $406,288)	$10,120,995
Interest	3,998
10,124,993

Expenses:
Management fees	7,511,065
Distribution and service fees:
A Class	86,012
C Class	58,337
R Class	45,186
Directors' fees and expenses	19,240
Other expenses	57,275
7,777,115

Net investment income (loss)	2,347,878

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $85,421)	94,560,285
Foreign currency translation transactions	(158,075)
94,402,210

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $132,579)	2,235,117
Translation of assets and liabilities in foreign currencies	(6,466)
2,228,651

Net realized and unrealized gain (loss)	96,630,861

Net Increase (Decrease) in Net Assets Resulting from Operations	$98,978,739

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$2,347,878	$(674,587)
Net realized gain (loss)	94,402,210	81,701,387
Change in net unrealized appreciation (depreciation)	2,228,651	73,995,456
Net increase (decrease) in net assets resulting from operations	98,978,739	155,022,256

Distributions to Shareholders
From earnings:
Investor Class	(45,815,568)	(70,603,884)
I Class	(9,140,352)	(4,139,998)
Y Class	(16,008)	(46,321)
A Class	(3,095,249)	(4,387,898)
C Class	(729,583)	(962,993)
R Class	(964,647)	(1,212,750)
R5 Class	(890)	(1,131)
R6 Class	(8,866,888)	(6,775,967)
Decrease in net assets from distributions	(68,629,185)	(88,130,942)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	22,244,775	42,008,322

Net increase (decrease) in net assets	52,594,329	108,899,636

Net Assets
Beginning of period	693,048,474	584,148,838
End of period	$745,642,803	$693,048,474

See Notes to Financial Statements.
14

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Global Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price
15

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

16

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.300%	1.06%
I Class	0.850% to 1.100%	0.86%
Y Class	0.700% to 0.950%	0.71%
A Class	1.050% to 1.300%	1.06%
C Class	1.050% to 1.300%	1.06%
R Class	1.050% to 1.300%	1.06%
R5 Class	0.850% to 1.100%	0.86%
R6 Class	0.700% to 0.950%	0.71%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things,
17

that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $296,179,365 and $338,020,118, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	450,000,000		450,000,000
Sold	1,945,842	$28,544,017	4,048,205	$48,125,859
Issued in reinvestment of distributions	3,325,188	44,324,787	5,805,629	68,462,968
Redeemed	(4,017,264)	(59,355,560)	(11,332,337)	(135,918,928)
	1,253,766	13,513,244	(1,478,503)	(19,330,101)
I Class/Shares Authorized	40,000,000		40,000,000
Sold	1,052,526	15,912,069	6,520,526	78,283,780
Issued in reinvestment of distributions	666,184	9,133,407	342,162	4,129,640
Redeemed	(1,385,607)	(21,102,181)	(2,548,314)	(32,311,440)
	333,103	3,943,295	4,314,374	50,101,980
Y Class/Shares Authorized	20,000,000		20,000,000
Sold	10,282	163,455	—	—
Issued in reinvestment of distributions	1,158	16,008	3,811	46,321
Redeemed	(2,611)	(38,508)	(14,182)	(179,832)
	8,829	140,955	(10,371)	(133,511)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	396,873	5,527,341	510,346	6,048,111
Issued in reinvestment of distributions	238,150	3,026,909	375,963	4,257,021
Redeemed	(437,494)	(6,205,899)	(755,382)	(8,720,936)
	197,529	2,348,351	130,927	1,584,196
C Class/Shares Authorized	30,000,000		30,000,000
Sold	172,859	1,883,121	109,079	1,056,740
Issued in reinvestment of distributions	72,540	721,044	95,662	879,003
Redeemed	(228,104)	(2,455,660)	(183,221)	(1,758,641)
	17,295	148,505	21,520	177,102
R Class/Shares Authorized	30,000,000		30,000,000
Sold	98,966	1,348,277	197,690	2,324,558
Issued in reinvestment of distributions	78,345	964,421	109,728	1,210,541
Redeemed	(226,169)	(3,046,609)	(230,339)	(2,620,957)
	(48,858)	(733,911)	77,079	914,142
R5 Class/Shares Authorized	20,000,000		20,000,000
Issued in reinvestment of distributions	65	890	94	1,131
R6 Class/Shares Authorized	65,000,000		65,000,000
Sold	1,837,852	27,779,007	3,891,598	44,325,196
Issued in reinvestment of distributions	583,293	8,055,272	463,745	5,619,736
Redeemed	(2,133,776)	(32,950,833)	(3,069,071)	(41,251,549)
	287,369	2,883,446	1,286,272	8,693,383
Net increase (decrease)	2,049,098	$22,244,775	4,341,392	$42,008,322

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$15,098,859	—
Brazil	—	12,935,060	—
China	—	13,850,619	—
France	—	42,965,504	—
Hong Kong	—	39,158,581	—
Hungary	—	12,387,924	—
India	—	19,285,843	—
Ireland	$21,313,036	22,202,799	—
Italy	—	19,127,004	—
Spain	—	15,590,285	—
Switzerland	—	20,855,585	—
United Kingdom	—	20,150,868	—
Other Countries	469,617,736	—	—
Temporary Cash Investments	2,242	624,632	—
	$490,933,014	$254,233,563	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

19

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $1.7687 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.0316	$0.0614	$0.0837	—	—	—	$0.0614	$0.0837

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$19,030,387	$310,524
Long-term capital gains	$49,598,798	$87,820,418

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$524,894,424
Gross tax appreciation of investments	$239,061,238
Gross tax depreciation of investments	(18,789,085)
Net tax appreciation (depreciation) of investments	220,272,153
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(457,730)
Net tax appreciation (depreciation)	$219,814,423
Undistributed ordinary income	$9,637,751
Accumulated long-term gains	$79,556,477

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
20

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$14.56	0.04	1.84	1.88	—	(1.44)	(1.44)	$15.00	14.18%	1.07%	0.26%	40%	$495,712
2020	$13.54	(0.02)	3.16	3.14	—(3)	(2.12)	(2.12)	$14.56	27.02%	1.07%	(0.14)%	73%	$462,781
2019	$12.32	0.01	2.33	2.34	(0.01)	(1.11)	(1.12)	$13.54	21.82%	1.07%	0.07%	68%	$450,413
2018	$13.67	0.04	0.11	0.15	(0.03)	(1.47)	(1.50)	$12.32	1.27%	1.07%	0.29%	42%	$408,562
2017	$10.84	0.02	2.98	3.00	(0.04)	(0.13)	(0.17)	$13.67	27.99%	1.08%	0.14%	54%	$437,822
I Class
2021	$14.93	0.07	1.90	1.97	—	(1.44)	(1.44)	$15.46	14.45%	0.87%	0.46%	40%	$103,394
2020	$13.84	—(3)	3.24	3.24	(0.03)	(2.12)	(2.15)	$14.93	27.21%	0.87%	0.06%	73%	$94,888
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$28,238
2018	$13.91	0.06	0.12	0.18	(0.05)	(1.47)	(1.52)	$12.57	1.52%	0.87%	0.49%	42%	$16,210
2017	$11.01	0.05	3.02	3.07	(0.04)	(0.13)	(0.17)	$13.91	28.25%	0.88%	0.34%	54%	$32,498
Y Class
2021	$15.05	0.08	1.93	2.01	—	(1.44)	(1.44)	$15.62	14.62%	0.72%	0.61%	40%	$311
2020	$13.93	0.03	3.26	3.29	(0.05)	(2.12)	(2.17)	$15.05	27.48%	0.72%	0.21%	73%	$167
2019	$12.65	0.01	2.43	2.44	(0.05)	(1.11)	(1.16)	$13.93	22.18%	0.72%	0.42%	68%	$299
2018	$13.98	0.08	0.12	0.20	(0.06)	(1.47)	(1.53)	$12.65	1.62%	0.72%	0.64%	42%	$7
2017(4)	$11.95	0.04	1.99	2.03	—	—	—	$13.98	16.99%	0.73%(5)	0.49%(5)	54%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$13.94	—(3)	1.77	1.77	—	(1.44)	(1.44)	$14.27	13.99%	1.32%	0.01%	40%	$34,059
2020	$13.08	(0.05)	3.03	2.98	—	(2.12)	(2.12)	$13.94	26.66%	1.32%	(0.39)%	73%	$30,537
2019	$11.96	(0.02)	2.25	2.23	—	(1.11)	(1.11)	$13.08	21.48%	1.32%	(0.18)%	68%	$26,932
2018	$13.31	—(3)	0.12	0.12	—	(1.47)	(1.47)	$11.96	1.08%	1.32%	0.04%	42%	$26,256
2017	$10.58	(0.01)	2.90	2.89	(0.03)	(0.13)	(0.16)	$13.31	27.65%	1.33%	(0.11)%	54%	$30,622
C Class
2021	$11.23	(0.08)	1.37	1.29	—	(1.44)	(1.44)	$11.08	12.99%	2.07%	(0.74)%	40%	$5,426
2020	$11.00	(0.11)	2.46	2.35	—	(2.12)	(2.12)	$11.23	25.84%	2.07%	(1.14)%	73%	$5,302
2019	$10.32	(0.09)	1.88	1.79	—	(1.11)	(1.11)	$11.00	20.53%	2.07%	(0.93)%	68%	$4,960
2018	$11.77	(0.08)	0.10	0.02	—	(1.47)	(1.47)	$10.32	0.27%	2.07%	(0.71)%	42%	$4,662
2017	$9.42	(0.09)	2.58	2.49	(0.01)	(0.13)	(0.14)	$11.77	26.77%	2.08%	(0.86)%	54%	$5,977
R Class
2021	$13.55	(0.03)	1.71	1.68	—	(1.44)	(1.44)	$13.79	13.71%	1.57%	(0.24)%	40%	$8,411
2020	$12.80	(0.07)	2.94	2.87	—	(2.12)	(2.12)	$13.55	26.34%	1.57%	(0.64)%	73%	$8,931
2019	$11.75	(0.05)	2.21	2.16	—	(1.11)	(1.11)	$12.80	21.24%	1.57%	(0.43)%	68%	$7,448
2018	$13.14	(0.03)	0.11	0.08	—	(1.47)	(1.47)	$11.75	0.75%	1.57%	(0.21)%	42%	$6,995
2017	$10.47	(0.04)	2.86	2.82	(0.02)	(0.13)	(0.15)	$13.14	27.29%	1.58%	(0.36)%	54%	$7,925

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$14.93	0.07	1.90	1.97	—	(1.44)	(1.44)	$15.46	14.45%	0.87%	0.46%	40%	$11
2020	$13.84	0.01	3.23	3.24	(0.03)	(2.12)	(2.15)	$14.93	27.21%	0.87%	0.06%	73%	$9
2019	$12.57	0.03	2.39	2.42	(0.04)	(1.11)	(1.15)	$13.84	22.04%	0.87%	0.27%	68%	$7
2018	$13.90	0.06	0.12	0.18	(0.04)	(1.47)	(1.51)	$12.57	1.52%	0.87%	0.49%	42%	$6
2017(4)	$11.90	0.03	1.97	2.00	—	—	—	$13.90	16.81%	0.88%(5)	0.34%(5)	54%(6)	$6
R6 Class
2021	$15.03	0.09	1.91	2.00	—	(1.44)	(1.44)	$15.59	14.57%	0.72%	0.61%	40%	$98,318
2020	$13.92	0.03	3.25	3.28	(0.05)	(2.12)	(2.17)	$15.03	27.44%	0.72%	0.21%	73%	$90,433
2019	$12.63	0.05	2.40	2.45	(0.05)	(1.11)	(1.16)	$13.92	22.30%	0.72%	0.42%	68%	$65,850
2018	$13.98	0.09	0.10	0.19	(0.07)	(1.47)	(1.54)	$12.63	1.58%	0.72%	0.64%	42%	$48,147
2017	$11.05	0.05	3.05	3.10	(0.04)	(0.13)	(0.17)	$13.98	28.46%	0.73%	0.49%	54%	$37,248

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through November 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Global Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused Global Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

28

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

29

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
30

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

31

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.
Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

For corporate taxpayers, the fund hereby designates $2,468,557, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $55,057,689, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $19,556,842 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

The fund utilized earnings and profits of $6,120,468 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91028 2201

Annual Report

November 30, 2021

Focused International Growth Fund
Investor Class (AFCNX)
I Class (AFCSX)
A Class (AFCLX)
C Class (AFCHX)
R Class (AFCWX)
R6 Class (AFCMX)
G Class (AFCGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFCNX	10.11%	16.55%	13.94%	3/29/16
MSCI ACWI ex-U.S. Index	—	9.14%	9.27%	8.89%	—
I Class	AFCSX	10.33%	16.80%	14.17%	3/29/16
A Class	AFCLX				3/29/16
No sales charge		9.85%	16.27%	13.66%
With sales charge		3.55%	14.91%	12.48%
C Class	AFCHX	9.04%	15.42%	12.82%	3/29/16
R Class	AFCWX	9.58%	15.97%	13.38%	3/29/16
R6 Class	AFCMX	10.51%	16.97%	14.34%	3/29/16
G Class	AFCGX	11.28%	—	20.82%	4/1/19
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $20,981

MSCI ACWI ex-U.S. Index — $16,213

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.09%	0.89%	1.34%	2.09%	1.59%	0.74%	0.74%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
Focused International Growth returned 10.11%* for the fiscal year ended November 30, 2021, outperforming its benchmark, the MSCI ACWI ex-U.S. Index, which returned 9.14%.

Portfolio holdings across a broad range of sectors, including health care, industrials and communication services, drove the fund’s excess returns, whereas stocks in the financials and energy sectors constrained performance. From a geographic perspective, underweight positioning in China proved beneficial.

The development of effective vaccines against COVID-19 late in 2020 raised hopes for a return to normalized economic activity and spurred strong gains among non-U.S. equities. As vaccine distribution ramped up in early 2021, markets favored stocks exposed to economic expansion. Names that had previously lagged, such as banks, oil producers and automobile manufacturers, rallied. However, as the recovery cycle matured, markets returned to rewarding individual companies demonstrating strong fundamentals and earnings improvement. Increased economic activity led to a strong corporate earnings recovery. In the second half of the year, the emergence of new coronavirus variants coupled with the pressures of supply chain disruptions, rising input costs and labor challenges led to increased market volatility. Although the rate of corporate earnings improvement slowed late in the period, expectations for continued earnings recovery remained upbeat supported by continued demand strength.

Earnings Surpassed Expectations, Fueled Strong Performance

Among health care holdings, pharmaceuticals company Novo Nordisk reported revenue and earnings that exceeded expectations driven by strong demand for its oral diabetes and weight loss drugs. Companies that provide outsourcing services for pharmaceuticals and biotechnology companies advanced notably. Strong earnings results and the acquisition of PRA Health Sciences lifted the stock of clinical research provider ICON. Contract manufacturer Lonza Group’s stock rose on continued strength in earnings and new contract wins supported by increased outsourcing by pharmaceutical and biotechnology companies.

A variety of industrials holdings advanced amid the global economic recovery, including human resources technology company Recruit Holdings. The firm, which owns Indeed and Glassdoor, benefited amid the return of job search activity to pre-pandemic levels and intensified competition to recruit talent. Stock of Ashtead Group, which leases construction equipment, rose sharply. Ashtead’s reported earnings significantly exceeded estimates as the firm benefited from the acceleration in U.S. nonresidential construction, especially public infrastructure, warehouses, data centers and multifamily housing. Stock of Techtronic Industries, the maker of Ryobi and Milwaukee power tools, rose on reported results that significantly exceeded analysts’ estimates as the firm continued to gain market share due to cordless tool product innovation and proprietary battery technology.

Other top individual contributors included information technology services company Capgemini and private equity firm Partners Group Holding. Strength in Capgemini’s digital transformation and cloud-related business drove ahead-of-expectations results and boosted the stock. Partners Group’s assets under management for the first half of 2021 exceeded expectations, which led analysts to raise earnings estimates for the full year. Asset growth and higher performance fees reflected strong demand for private assets, as investors sought higher returns during a period of low interest rates.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

On the downside, financials detracted. Stock selection and an underweight in banks weighed on relative returns. Bank holdings in emerging markets, such as Bank Central Asia in Indonesia and India-based HDFC Bank, suffered particularly when surging COVID-19 cases and lagging vaccine distribution raised concerns about the potential impact on economic growth. Top individual detractors included Brazil-based retailer Magazine Luiza, which suffered amid economic turmoil in Brazil and increasing competition. We exited the position.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. Although the earnings growth that drove the market in the first half of 2021 subsequently stalled amid component and labor shortages, shipping delays and higher energy costs, we believe it should resume in the second half of 2022. In our view, bottlenecks in shipping and supply chains are transitory, and the most recent earnings season suggested that demand remains strong, and companies can pass through costs. We continue to maintain exposure to companies benefiting from strong secular trends, such as green energy and carbon reduction, including firms involved in wind generation, electric vehicle components and emissions testing. We also find opportunities related to shifts in global manufacturing with companies that specialize in factory automation design, components and software benefiting from increased capital investment in digital solutions for a variety of end markets.

As a result of our bottom-up stock selection process, we remain notably overweight to information technology and underweight to financials. Geographically, we retain a large exposure to European stocks. We continue to be underweight to Japan and Asia in general and have reduced our exposure to China.
6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	96.5%
Temporary Cash Investments	6.2%
Other Assets and Liabilities	(2.7)%

Top Five Countries	% of net assets
France	19.7%
United Kingdom	9.6%
Switzerland	9.4%
Japan	7.1%
Germany	6.8%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$980.90	$5.55	1.10%
I Class	$1,000	$982.00	$4.55	0.90%
A Class	$1,000	$980.20	$6.81	1.35%
C Class	$1,000	$976.60	$10.58	2.10%
R Class	$1,000	$979.10	$8.07	1.60%
R6 Class	$1,000	$983.10	$3.79	0.75%
G Class	$1,000	$986.70	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.87	$5.66	1.10%
I Class	$1,000	$1,020.89	$4.63	0.90%
A Class	$1,000	$1,018.60	$6.94	1.35%
C Class	$1,000	$1,014.78	$10.78	2.10%
R Class	$1,000	$1,017.33	$8.22	1.60%
R6 Class	$1,000	$1,021.66	$3.86	0.75%
G Class	$1,000	$1,025.43	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 96.5%
Australia — 3.7%
Atlassian Corp. plc, Class A(1)	2,000	$752,640
CSL Ltd.	6,700	1,456,831
		2,209,471
Austria — 3.0%
Erste Group Bank AG	41,630	1,823,940
Canada — 4.9%
Canadian Pacific Railway Ltd.	14,260	997,960
GFL Environmental, Inc.	24,799	957,242
Shopify, Inc., Class A(1)	640	972,452
		2,927,654
China — 3.9%
Li Ning Co. Ltd.	109,000	1,232,854
Wuxi Biologics Cayman, Inc.(1)	82,500	1,112,907
		2,345,761
Denmark — 3.2%
Novo Nordisk A/S, B Shares	18,120	1,939,745
France — 19.7%
Bureau Veritas SA	51,380	1,627,221
Capgemini SE	9,710	2,241,763
Dassault Systemes SE	23,230	1,400,326
LVMH Moet Hennessy Louis Vuitton SE	2,110	1,640,724
Pernod Ricard SA	5,510	1,264,322
Schneider Electric SE	12,100	2,147,435
Teleperformance	2,380	978,972
Valeo	17,560	506,164
		11,806,927
Germany — 6.8%
Daimler AG	13,300	1,245,585
Infineon Technologies AG	32,095	1,451,126
Puma SE	11,580	1,399,110
		4,095,821
Hong Kong — 1.8%
Techtronic Industries Co. Ltd.	52,500	1,079,752
India — 1.8%
HDFC Bank Ltd., ADR	16,680	1,092,040
Indonesia — 1.5%
Bank Central Asia Tbk PT	1,798,400	913,817
Ireland — 4.3%
ICON plc(1)	5,920	1,601,182
Ryanair Holdings plc, ADR(1)	10,160	970,788
		2,571,970
Japan — 7.1%
Food & Life Cos. Ltd.	33,000	1,397,465
Keyence Corp.	2,600	1,605,711
Recruit Holdings Co. Ltd.	20,500	1,244,753
		4,247,929
10

	Shares	Value
Netherlands — 5.9%
Adyen NV(1)	719	$1,991,512
Koninklijke DSM NV	7,110	1,530,331
		3,521,843
Spain — 4.2%
Cellnex Telecom SA	23,254	1,371,426
Iberdrola SA	100,874	1,132,013
		2,503,439
Sweden — 2.3%
Hexagon AB, B Shares	95,180	1,384,171
Switzerland — 9.4%
Lonza Group AG	2,180	1,757,837
Partners Group Holding AG	1,070	1,846,657
SIG Combibloc Group AG(1)	35,590	938,156
Sika AG	2,840	1,109,023
		5,651,673
Taiwan — 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	95,000	2,020,524
United Kingdom — 9.6%
Ashtead Group plc	20,340	1,636,314
AstraZeneca plc	14,630	1,603,957
HSBC Holdings plc	286,400	1,586,449
Segro plc	50,550	944,737
		5,771,457
TOTAL COMMON STOCKS (Cost $50,018,073)		57,907,934
TEMPORARY CASH INVESTMENTS — 6.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $870,978), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $852,713)		852,713
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $2,898,852), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $2,842,002)		2,842,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	13,218	13,218
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,707,931)		3,707,931
TOTAL INVESTMENT SECURITIES — 102.7% (Cost $53,726,004)		61,615,865
OTHER ASSETS AND LIABILITIES — (2.7)%		(1,591,896)
TOTAL NET ASSETS — 100.0%		$60,023,969
11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	23.1%
Industrials	19.4%
Health Care	15.8%
Consumer Discretionary	12.3%
Financials	12.0%
Materials	6.0%
Communication Services	2.3%
Consumer Staples	2.1%
Utilities	1.9%
Real Estate	1.6%
Temporary Cash Investments	6.2%
Other Assets and Liabilities	(2.7)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $53,726,004)	$61,615,865
Receivable for investments sold	6,521
Receivable for capital shares sold	108,729
Dividends and interest receivable	84,740
Securities lending receivable	64
61,815,919

Liabilities
Payable for investments purchased	1,755,327
Payable for capital shares redeemed	515
Accrued management fees	35,552
Distribution and service fees payable	556
1,791,950

Net Assets	$60,023,969

Net Assets Consist of:
Capital (par value and paid-in surplus)	$50,629,772
Distributable earnings	9,394,197
$60,023,969

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$22,250,225	1,110,250	$20.04
I Class, $0.01 Par Value	$19,111,130	946,599	$20.19
A Class, $0.01 Par Value	$98,949	4,985	$19.85*
C Class, $0.01 Par Value	$58,253	3,038	$19.17
R Class, $0.01 Par Value	$1,148,282	58,392	$19.67
R6 Class, $0.01 Par Value	$673,625	33,184	$20.30
G Class, $0.01 Par Value	$16,683,505	804,449	$20.74
*Maximum offering price $21.06 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $53,899)	$417,019
Securities lending, net	1,724
Interest	307
419,050

Expenses:
Management fees	398,988
Distribution and service fees:
A Class	242
C Class	569
R Class	5,117
Directors' fees and expenses	1,036
Other expenses	1,202
407,154
Fees waived - G Class	(93,344)
313,810

Net investment income (loss)	105,240

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	1,479,649
Foreign currency translation transactions	1,663
1,481,312

Change in net unrealized appreciation (depreciation) on:
Investments	749,713
Translation of assets and liabilities in foreign currencies	5,528
755,241

Net realized and unrealized gain (loss)	2,236,553

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,341,793

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$105,240	$13,064
Net realized gain (loss)	1,481,312	(52,701)
Change in net unrealized appreciation (depreciation)	755,241	4,861,664
Net increase (decrease) in net assets resulting from operations	2,341,793	4,822,027

Distributions to Shareholders
From earnings:
Investor Class	—	(231,555)
I Class	—	(86,412)
A Class	—	(26,816)
C Class	—	(26,219)
R Class	—	(16,491)
R6 Class	—	(5,882)
G Class	(8,055)	(46,910)
Decrease in net assets from distributions	(8,055)	(440,285)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	36,992,889	3,612,428

Net increase (decrease) in net assets	39,326,627	7,994,170

Net Assets
Beginning of period	20,697,342	12,703,172
End of period	$60,023,969	$20,697,342

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price
16

of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
17

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
1.09%	0.89%	1.09%	1.09%	1.09%	0.74%	0.00%(1)
(1)Annual management fee before waiver was 0.74%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the
18

investment advisor to review reports about fund operations. The fund's officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $120,068 and there were no interfund sales.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $64,893,927 and $28,922,233, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	857,589	$17,115,465	444,978	$6,842,135
Issued in reinvestment of distributions	—	—	16,376	229,083
Redeemed	(282,928)	(5,620,204)	(391,362)	(5,932,032)
	574,661	11,495,261	69,992	1,139,186
I Class/Shares Authorized	30,000,000		30,000,000
Sold	807,288	16,390,886	360,602	5,962,098
Issued in reinvestment of distributions	—	—	6,159	86,412
Redeemed	(165,920)	(3,429,687)	(242,553)	(3,916,623)
	641,368	12,961,199	124,208	2,131,887
A Class/Shares Authorized	30,000,000		30,000,000
Sold	517	10,148	3,159	53,590
Issued in reinvestment of distributions	—	—	1,925	26,816
Redeemed	(241)	(4,730)	(57,907)	(1,014,907)
	276	5,418	(52,823)	(934,501)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	438	8,519	2,105	31,528
Issued in reinvestment of distributions	—	—	1,921	26,219
Redeemed	(208)	(3,915)	(57,410)	(979,320)
	230	4,604	(53,384)	(921,573)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	32,272	629,630	24,980	357,602
Issued in reinvestment of distributions	—	—	1,193	16,491
Redeemed	(11,945)	(241,001)	(21,018)	(324,511)
	20,327	388,629	5,155	49,582
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	41,763	879,551	170	2,596
Issued in reinvestment of distributions	—	—	418	5,882
Redeemed	(18,901)	(383,494)	(2,884)	(50,420)
	22,862	496,057	(2,296)	(41,942)
G Class/Shares Authorized	40,000,000		40,000,000
Sold	638,105	13,047,998	178,453	2,580,442
Issued in reinvestment of distributions	414	8,055	3,350	46,910
Redeemed	(67,687)	(1,414,332)	(28,318)	(437,563)
	570,832	11,641,721	153,485	2,189,789
Net increase (decrease)	1,830,556	$36,992,889	244,337	$3,612,428
19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$752,640	$1,456,831	—
Canada	957,242	1,970,412	—
India	1,092,040	—	—
Ireland	2,571,970	—	—
Other Countries	—	49,106,799	—
Temporary Cash Investments	13,218	3,694,713	—
	$5,387,110	$56,228,755	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $0.4979 for the Investor Class, I Class, A Class, C Class, R Class, R6 Class and G Class.

20

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	A Class	C Class	R Class	R6 Class	G Class
—	—	—	—	—	$0.0182	$0.1307

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$8,055	$83
Long-term capital gains	—	$440,202

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$53,836,258
Gross tax appreciation of investments	$9,084,898
Gross tax depreciation of investments	(1,305,291)
Net tax appreciation (depreciation) of investments	7,779,607
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	6,598
Net tax appreciation (depreciation)	$7,786,205
Undistributed ordinary income	$106,902
Accumulated long-term gains	$1,501,090

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$18.20	(0.03)	1.87	1.84	—	—	—	$20.04	10.11%	1.10%	1.10%	(0.12)%	(0.12)%	71%	$22,250
2020	$14.34	(0.01)	4.33	4.32	—	(0.46)	(0.46)	$18.20	31.15%	1.18%	1.18%	(0.09)%	(0.09)%	92%	$9,749
2019	$11.92	0.02	2.46	2.48	(0.06)	—	(0.06)	$14.34	20.96%	1.24%	1.24%	0.13%	0.13%	96%	$6,677
2018	$12.81	0.08	(0.97)	(0.89)	—	—	—	$11.92	(6.95)%	1.23%	1.23%	0.59%	0.59%	82%	$6,180
2017	$9.75	0.01	3.13	3.14	(0.08)	—	(0.08)	$12.81	32.40%	1.24%	1.24%	0.14%	0.14%	76%	$5,882
I Class
2021	$18.30	0.01	1.88	1.89	—	—	—	$20.19	10.33%	0.90%	0.90%	0.08%	0.08%	71%	$19,111
2020	$14.39	0.01	4.36	4.37	—	(0.46)	(0.46)	$18.30	31.39%	0.98%	0.98%	0.11%	0.11%	92%	$5,585
2019	$11.96	0.02	2.49	2.51	(0.08)	—	(0.08)	$14.39	21.21%	1.04%	1.04%	0.33%	0.33%	96%	$2,605
2018	$12.83	0.09	(0.96)	(0.87)	—	—	—	$11.96	(6.78)%	1.03%	1.03%	0.79%	0.79%	82%	$776
2017	$9.76	0.05	3.11	3.16	(0.09)	—	(0.09)	$12.83	32.74%	1.04%	1.04%	0.34%	0.34%	76%	$777

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$18.07	(0.07)	1.85	1.78	—	—	—	$19.85	9.85%	1.35%	1.35%	(0.37)%	(0.37)%	71%	$99
2020	$14.28	(0.04)	4.29	4.25	—	(0.46)	(0.46)	$18.07	30.78%	1.43%	1.43%	(0.34)%	(0.34)%	92%	$85
2019	$11.87	—(3)	2.44	2.44	(0.03)	—	(0.03)	$14.28	20.66%	1.49%	1.49%	(0.12)%	(0.12)%	96%	$822
2018	$12.79	0.03	(0.95)	(0.92)	—	—	—	$11.87	(7.19)%	1.48%	1.48%	0.34%	0.34%	82%	$1,217
2017	$9.73	(0.01)	3.12	3.11	(0.05)	—	(0.05)	$12.79	32.13%	1.49%	1.49%	(0.11)%	(0.11)%	76%	$1,295
C Class
2021	$17.59	(0.22)	1.80	1.58	—	—	—	$19.17	9.04%	2.10%	2.10%	(1.12)%	(1.12)%	71%	$58
2020	$14.01	(0.14)	4.18	4.04	—	(0.46)	(0.46)	$17.59	29.84%	2.18%	2.18%	(1.09)%	(1.09)%	92%	$49
2019	$11.70	(0.09)	2.40	2.31	—	—	—	$14.01	19.85%	2.24%	2.24%	(0.87)%	(0.87)%	96%	$787
2018	$12.70	(0.07)	(0.93)	(1.00)	—	—	—	$11.70	(7.95)%	2.23%	2.23%	(0.41)%	(0.41)%	82%	$1,170
2017	$9.68	(0.09)	3.11	3.02	—	—	—	$12.70	31.20%	2.24%	2.24%	(0.86)%	(0.86)%	76%	$1,270
R Class
2021	$17.95	(0.12)	1.84	1.72	—	—	—	$19.67	9.58%	1.60%	1.60%	(0.62)%	(0.62)%	71%	$1,148
2020	$14.22	(0.08)	4.27	4.19	—	(0.46)	(0.46)	$17.95	30.47%	1.68%	1.68%	(0.59)%	(0.59)%	92%	$683
2019	$11.82	(0.04)	2.44	2.40	—(3)	—	—(3)	$14.22	20.36%	1.74%	1.74%	(0.37)%	(0.37)%	96%	$468
2018	$12.77	—(3)	(0.95)	(0.95)	—	—	—	$11.82	(7.44)%	1.73%	1.73%	0.09%	0.09%	82%	$406
2017	$9.72	(0.04)	3.12	3.08	(0.03)	—	(0.03)	$12.77	31.73%	1.74%	1.74%	(0.36)%	(0.36)%	76%	$298

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R6 Class
2021	$18.37	0.02	1.91	1.93	—	—	—	$20.30	10.51%	0.75%	0.75%	0.23%	0.23%	71%	$674
2020	$14.42	0.05	4.36	4.41	—	(0.46)	(0.46)	$18.37	31.61%	0.83%	0.83%	0.26%	0.26%	92%	$190
2019	$11.99	0.08	2.45	2.53	(0.10)	—	(0.10)	$14.42	21.34%	0.89%	0.89%	0.48%	0.48%	96%	$182
2018	$12.84	0.11	(0.96)	(0.85)	—	—	—	$11.99	(6.62)%	0.88%	0.88%	0.94%	0.94%	82%	$242
2017	$9.77	0.06	3.12	3.18	(0.11)	—	(0.11)	$12.84	32.90%	0.89%	0.89%	0.49%	0.49%	76%	$260
G Class
2021	$18.65	0.21	1.89	2.10	(0.01)	—	(0.01)	$20.74	11.28%	0.01%	0.75%	0.97%	0.23%	71%	$16,684
2020	$14.51	0.17	4.43	4.60	—	(0.46)	(0.46)	$18.65	32.75%	0.00%	0.83%	1.09%	0.26%	92%	$4,356
2019(4)	$12.94	0.12	1.45	1.57	—	—	—	$14.51	12.13%	0.01%(5)	0.89%(5)	1.29%(5)	0.41%(5)	96%(6)	$1,163

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 1, 2019 (commencement of sale) through November 30, 2019.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2019.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Focused International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

29

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

30

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

31

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
32

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $470,918 and foreign taxes paid of $47,239 or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.1590 and $0.0160, respectively.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91034 2201

Annual Report

November 30, 2021

Global Small Cap Fund
Investor Class (AGCVX)
I Class (AGCSX)
A Class (AGCLX)
C Class (AGCHX)
R Class (AGCWX)
R6 Class (AGCTX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AGCVX	25.57%	22.47%	21.29%	3/29/16
MSCI ACWI Small Cap Index	—	20.18%	11.91%	12.25%	—
I Class	AGCSX	25.84%	22.73%	21.54%	3/29/16
A Class	AGCLX				3/29/16
No sales charge		25.25%	22.17%	20.98%
With sales charge		18.06%	20.73%	19.73%
C Class	AGCHX	24.32%	21.25%	20.08%	3/29/16
R Class	AGCWX	24.97%	21.87%	20.69%	3/29/16
R6 Class	AGCTX	26.03%	22.90%	21.72%	3/29/16
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made March 29, 2016
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $29,907

MSCI ACWI Small Cap Index — $19,271

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.12%	0.92%	1.37%	2.12%	1.62%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich and Federico Laffan

Performance Summary

Global Small Cap returned 25.57%* for the 12-month period ended November 30, 2021, outperforming its benchmark, the MSCI ACWI Small Cap Index, which returned 20.18%.

Stocks rose strongly in late 2020, as progress toward COVID-19 vaccines raised hopes for easing lockdown measures and a global economic resurgence. Market leadership shifted away from the defensive, stay-at-home stocks that outperformed through much of 2020 toward more cyclically oriented names expected to benefit from a move toward normal. This market broadening continued through the first half of 2021 as the distribution of vaccines and the lifting of COVID-19 restrictions in many countries led to improved economic growth and robust corporate earnings. The market faced some headwinds in the second quarter of 2021, however, as companies reported challenges with supply chain bottlenecks, worker shortages and increased commodity prices. These pressures escalated in the third quarter, leading to increased market turbulence, as inflation fears and expectations for less accommodative monetary policy drove interest rates higher. New virus variants and vaccine rollout delays also complicated reopening plans in some countries. Developments in China, including regulatory uncertainty and a liquidity crisis in the property sector, also contributed to market volatility. Nonetheless, global small-cap stocks ended the 12-month period with strong performance, with the MSCI ACWI Small Cap Index outperforming the broader MSCI ACWI Index.

Against this backdrop, the fund delivered very strong returns for the 12 months, driven by stock selection across most sectors, notably consumer discretionary. An underweight in the energy sector hindered relative performance. From a geographic standpoint, stock selection in the U.S. was a strong contributor to relative outperformance, while stock selection in China detracted.

Top Contributors Included Materials Supplier and Footwear Company

The resurgence in the global economy fueled increased demand and stronger prices for raw materials. This benefited Capstone Mining, a top contributor. This global supplier of copper and other base models delivered strong financial performance, assisted by robust production, healthy pricing and reduced costs. The stock rose further in the third quarter of 2021 on news of its planned merger with Mantos Copper, a deal expected to increase its copper production capacity and market footprint.

Improved consumer spending trends and the expansion of e-commerce supported strong stock performance by consumer discretionary holdings, including Crocs. This U.S.-based footwear company reported strong revenue and earnings growth, aided by its brand popularity, favorable product mix, improved pricing and reduced expenses. Investors also responded positively to its commitment to reaching net-zero emissions by 2030 through sustainable ingredients and packaging. D'ieteren Group, another contributor, owns high-end automobile dealerships and repair services in Europe. It benefited from improved revenue trends as lockdown measures in Europe eased. It also expanded its addressable market through its acquisition of TVH Parts, a global distributor of forklift trucks and spare parts.

Several China-Based Holdings Detracted

China-based data center company Vnet Group was a prominent detractor, as increased Chinese regulation of internet companies impacted its key customers. While Vnet reported relatively strong revenue and earnings performance, aided by its retail business, it faced uncertainty due to its lower planned capital expenditures and the potential for decelerating growth in its wholesale business.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Economic uncertainty and a sell-off in China-based equities also weighed on stock performance for automotive retailer China Yongda Automobiles Services Holdings. Despite the recent stock decline, we believe the company remains well positioned for long-term growth.

Optimism over reopening also led to a sell-off in companies viewed as beneficiaries of the stay-at-home period. These included Stillfront Group, the owner of a digital gaming studio that experienced strong business trends during the pandemic. We liquidated our holdings in the company as we sought investors with more attractive earnings growth potential.

Outlook

Despite near-term economic uncertainty, we believe the portfolio remains well positioned, supported by a broad array of stocks with strong company-specific drivers. While we have exposure to companies positioned to benefit from improved global economic growth, we remain balanced between reopening names and beneficiaries of long-term changes in behavior.

We hold a notable overweight in consumer discretionary, with a focus on companies we believe have sustainable earnings growth potential. Many consumer-facing companies saw strong revenue growth during the pandemic. As valuations increased, we sought opportunities in other investments we believe could deliver accelerating and sustainable earnings growth.

Information technology is also a prominent weighting in the portfolio. Opportunities in information technology include companies capitalizing on long-term secular trends such as digitalization, cloud computing, automation and software as a service. We believe supply chain disruptions and ongoing uncertainty over virus variants have helped accelerate many of these trends. The fund is underweight in financials and health care, sectors where we have found fewer compelling investments.

From a regional standpoint, stock selection led to overweights in North America and Europe. The fund remains underweight in Asia, especially in Japan. It is also underweight in the emerging markets, where we have found fewer companies in the region that we believe offer the potential for accelerating earnings growth.

6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	92.4%
Exchange-Traded Funds	5.7%
Temporary Cash Investments	1.7%
Temporary Cash Investments - Securities Lending Collateral	3.5%
Other Assets and Liabilities	(3.3)%

Top Five Countries*	% of net assets
United States	52.2%
Canada	8.7%
Japan	6.5%
Israel	3.3%
Sweden	3.2%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,028.90	$5.69	1.10%
I Class	$1,000	$1,030.20	$4.66	0.90%
A Class	$1,000	$1,027.60	$6.97	1.35%
C Class	$1,000	$1,024.10	$10.83	2.10%
R Class	$1,000	$1,026.30	$8.26	1.60%
R6 Class	$1,000	$1,031.10	$3.88	0.75%
Hypothetical
Investor Class	$1,000	$1,019.87	$5.66	1.10%
I Class	$1,000	$1,020.89	$4.63	0.90%
A Class	$1,000	$1,018.60	$6.94	1.35%
C Class	$1,000	$1,014.78	$10.78	2.10%
R Class	$1,000	$1,017.33	$8.22	1.60%
R6 Class	$1,000	$1,021.66	$3.86	0.75%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 92.4%
Australia — 1.5%
Corporate Travel Management Ltd.(1)	29,467	$460,688
IDP Education Ltd.	25,824	636,683
		1,097,371
Belgium — 2.0%
D'ieteren Group	5,325	971,549
Melexis NV	3,795	441,875
		1,413,424
Brazil — 0.4%
Locaweb Servicos de Internet SA	46,100	108,324
Pet Center Comercio e Participacoes SA	32,383	104,721
Santos Brasil Participacoes SA(1)	75,700	79,849
		292,894
Canada — 8.7%
Boardwalk Real Estate Investment Trust	16,686	694,896
BRP, Inc.	4,087	323,006
Capstone Mining Corp.(1)	119,917	588,578
Colliers International Group, Inc. (Toronto)	6,176	833,780
Definity Financial Corp.(1)	11,754	254,780
Kinaxis, Inc.(1)	3,930	600,675
Savaria Corp.(2)	23,395	339,905
Stantec, Inc.	10,049	544,044
TFI International, Inc.	5,061	502,515
Tricon Residential, Inc. (Toronto)	65,543	899,937
Whitecap Resources, Inc.(2)	121,193	645,123
		6,227,239
China — 0.9%
China Yongda Automobiles Services Holdings Ltd.	278,500	421,384
Vnet Group, Inc., ADR(1)	20,671	200,922
		622,306
Denmark — 0.9%
Pandora A/S	5,196	646,499
Finland — 0.6%
Metso Outotec Oyj	43,799	441,402
France — 2.7%
APERAM SA	9,576	460,111
Euronext NV	2,551	250,662
Nexans SA	6,680	617,487
SOITEC(1)	2,251	592,679
		1,920,939
India — 0.8%
WNS Holdings Ltd., ADR(1)	7,163	602,193
Israel — 3.3%
Inmode Ltd.(1)	7,072	537,472
Kornit Digital Ltd.(1)	5,298	820,713
Nova Ltd.(1)	7,831	1,006,675
		2,364,860
10

	Shares	Value
Italy — 0.5%
Autogrill SpA(1)	53,246	$344,147
Japan — 6.5%
Appier Group, Inc.(1)	22,400	313,258
Asics Corp.	19,900	492,753
en Japan, Inc.	9,600	298,594
Food & Life Cos. Ltd.	14,200	601,334
JTOWER, Inc.(1)	3,600	324,861
Nextage Co. Ltd.	41,000	823,536
Nippon Gas Co. Ltd.	16,900	210,575
Open House Co. Ltd.	6,800	385,436
Relo Group, Inc.	17,400	320,193
West Holdings Corp.	14,700	841,079
		4,611,619
Netherlands — 0.5%
Basic-Fit NV(1)(2)	8,656	375,685
Norway — 0.5%
Bakkafrost P/F	5,029	330,282
South Korea — 0.6%
Ecopro BM Co. Ltd.	982	448,932
Spain — 0.5%
CIE Automotive SA	12,483	346,613
Sweden — 3.2%
BICO Group AB(1)	8,008	259,790
Fortnox AB	8,724	535,621
Instalco AB(2)	11,471	506,671
Lifco AB, B Shares	15,786	426,621
Nordic Entertainment Group AB, B Shares(1)	11,225	557,442
		2,286,145
Switzerland — 1.8%
Comet Holding AG	1,493	561,794
SIG Combibloc Group AG(1)	26,192	690,424
		1,252,218
Taiwan — 1.2%
Airtac International Group	3,464	106,014
ASPEED Technology, Inc.	6,000	723,604
		829,618
United Kingdom — 3.1%
Electrocomponents plc	52,714	849,145
Howden Joinery Group plc	30,148	347,334
Pets at Home Group plc	77,743	481,130
S4 Capital plc(1)	65,216	503,711
		2,181,320
United States — 52.2%
Arko Corp.(1)	35,737	337,000
Bancorp, Inc. (The)(1)	9,953	281,371
Biohaven Pharmaceutical Holding Co. Ltd.(1)	1,681	188,675
BRP Group, Inc., Class A(1)	13,224	489,817
Brunswick Corp.	4,060	381,275
Builders FirstSource, Inc.(1)	7,556	524,689
Callaway Golf Co.(1)	2,519	67,912
Capri Holdings Ltd.(1)	8,349	494,428
11

	Shares	Value
Clean Harbors, Inc.(1)	6,964	$706,428
Codexis, Inc.(1)	22,056	765,564
Crocs, Inc.(1)	5,546	909,655
Deckers Outdoor Corp.(1)	799	323,915
DigitalBridge Group, Inc.(1)	96,094	764,908
DigitalOcean Holdings, Inc.(1)	5,469	551,330
Diversey Holdings Ltd.(1)	25,108	330,923
Driven Brands Holdings, Inc.(1)	14,311	441,637
Eagle Materials, Inc.	3,836	591,588
Element Solutions, Inc.	26,068	596,175
elf Beauty, Inc.(1)	17,791	535,865
European Wax Center, Inc., Class A(1)	15,666	422,512
Evoqua Water Technologies Corp.(1)	11,470	515,921
First Advantage Corp.(1)	28,915	501,386
Fox Factory Holding Corp.(1)	3,304	580,744
Glacier Bancorp, Inc.	12,209	662,949
Global Medical REIT, Inc.	32,353	528,648
Goosehead Insurance, Inc., Class A	2,080	273,146
H&E Equipment Services, Inc.	9,825	413,632
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	7,073	402,312
Harmony Biosciences Holdings, Inc.(1)	5,084	173,314
HireRight Holdings Corp.(1)	24,275	450,544
John Bean Technologies Corp.	2,640	416,513
Kinsale Capital Group, Inc.	2,661	553,488
Korn Ferry	7,541	548,532
Lattice Semiconductor Corp.(1)	6,771	514,122
Live Oak Bancshares, Inc.	8,519	759,043
Lovesac Co. (The)(1)	8,367	529,464
MACOM Technology Solutions Holdings, Inc.(1)	6,348	456,485
Manhattan Associates, Inc.(1)	4,024	628,388
MAXIMUS, Inc.	4,287	323,454
MGP Ingredients, Inc.	5,016	391,148
Natera, Inc.(1)	3,505	320,567
National Instruments Corp.	12,595	522,944
NeoGenomics, Inc.(1)	1,805	61,839
Newmark Group, Inc., Class A	59,601	957,192
NOW, Inc.(1)	58,075	485,507
Onto Innovation, Inc.(1)	4,964	467,410
Open Lending Corp., Class A(1)	2,859	66,443
OptimizeRx Corp.(1)	6,343	412,295
Ortho Clinical Diagnostics Holdings plc(1)	30,355	580,995
Paycor HCM, Inc.(1)	19,126	563,069
Perficient, Inc.(1)	4,917	673,777
Plymouth Industrial REIT, Inc.	6,399	190,370
Power Integrations, Inc.	3,768	376,913
Progyny, Inc.(1)	5,889	298,985
Pure Storage, Inc., Class A(1)	20,055	621,103
R1 RCM, Inc.(1)	31,050	739,611
RadNet, Inc.(1)	23,128	623,531
Revolve Group, Inc.(1)	6,539	498,076
RH(1)	705	411,142
Ryman Hospitality Properties, Inc.(1)	8,771	678,875
12

	Shares	Value
SeaWorld Entertainment, Inc.(1)	11,193	$660,275
Semtech Corp.(1)	6,281	538,093
Sensata Technologies Holding plc(1)	6,067	337,932
SI-BONE, Inc.(1)	3,470	66,797
Silk Road Medical, Inc.(1)	1,459	59,206
Silvergate Capital Corp., Class A(1)	2,833	579,292
Sovos Brands, Inc.(1)	26,888	414,882
SP Plus Corp.(1)	10,858	294,360
Sprout Social, Inc., Class A(1)	4,635	517,637
SPS Commerce, Inc.(1)	2,787	392,939
Sterling Check Corp.(1)	12,845	305,326
Summit Materials, Inc., Class A(1)	22,332	832,984
Tenable Holdings, Inc.(1)	16,085	794,599
Travel + Leisure Co.	6,588	324,261
Triumph Bancorp, Inc.(1)	6,417	817,205
Wintrust Financial Corp.	8,056	705,142
Wyndham Hotels & Resorts, Inc.	7,846	623,600
		37,144,074
TOTAL COMMON STOCKS (Cost $51,848,500)		65,779,780
EXCHANGE-TRADED FUNDS — 5.7%
Schwab International Small-Cap Equity ETF(2)	50,878	2,055,471
Schwab US Small-Cap ETF(2)	20,331	2,033,710
TOTAL EXCHANGE-TRADED FUNDS (Cost $4,342,043)		4,089,181
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $277,939), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $272,110)		272,110
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $925,188), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $907,001)		907,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,997	5,997
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,185,107)		1,185,107
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 3.5%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,516,633)	2,516,633	2,516,633
TOTAL INVESTMENT SECURITIES — 103.3% (Cost $59,892,283)		73,570,701
OTHER ASSETS AND LIABILITIES — (3.3)%		(2,356,009)
TOTAL NET ASSETS — 100.0%		$71,214,692

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Consumer Discretionary	19.6%
Information Technology	18.9%
Industrials	17.7%
Financials	8.6%
Real Estate	8.4%
Health Care	7.2%
Materials	5.7%
Consumer Staples	2.4%
Communication Services	1.5%
Utilities	1.5%
Energy	0.9%
Exchange-Traded Funds	5.7%
Temporary Cash Investments	1.7%
Temporary Cash Investments - Securities Lending Collateral	3.5%
Other Assets and Liabilities	(3.3)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $3,579,308. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $3,740,843, which includes securities collateral of $1,224,210.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $57,375,650) — including $3,579,308 of securities on loan	$71,054,068
Investment made with cash collateral received for securities on loan, at value (cost of $2,516,633)	2,516,633
Total investment securities, at value (cost of $59,892,283)	73,570,701
Receivable for capital shares sold	235,374
Dividends and interest receivable	42,284
Securities lending receivable	1,122
Other assets	1,570
73,851,051

Liabilities
Disbursements in excess of demand deposit cash	468
Payable for collateral received for securities on loan	2,516,633
Payable for capital shares redeemed	58,494
Accrued management fees	59,697
Distribution and service fees payable	1,067
2,636,359

Net Assets	$71,214,692

Net Assets Consist of:
Capital (par value and paid-in surplus)	$47,882,568
Distributable earnings	23,332,124
$71,214,692

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$41,837,634	1,677,388	$24.94
I Class, $0.01 Par Value	$11,067,490	438,039	$25.27
A Class, $0.01 Par Value	$316,632	12,895	$24.55*
C Class, $0.01 Par Value	$177,717	7,592	$23.41
R Class, $0.01 Par Value	$1,936,840	80,132	$24.17
R6 Class, $0.01 Par Value	$15,878,379	622,544	$25.51
*Maximum offering price $26.05 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $26,813)	$408,512
Securities lending, net	13,557
Interest	186
422,255

Expenses:
Management fees	573,377
Distribution and service fees:
A Class	465
C Class	853
R Class	7,184
Directors' fees and expenses	1,478
Other expenses	3,126
586,483

Net investment income (loss)	(164,228)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	12,828,889
Foreign currency translation transactions	(9,832)
12,819,057

Change in net unrealized appreciation (depreciation) on:
Investments	(708,784)
Translation of assets and liabilities in foreign currencies	(493)
(709,277)

Net realized and unrealized gain (loss)	12,109,780

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,945,552

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$(164,228)	$(158,271)
Net realized gain (loss)	12,819,057	1,906,839
Change in net unrealized appreciation (depreciation)	(709,277)	11,333,298
Net increase (decrease) in net assets resulting from operations	11,945,552	13,081,866

Distributions to Shareholders
From earnings:
Investor Class	(1,491,067)	(752,595)
I Class	(85,407)	(27,255)
A Class	(4,280)	(33,528)
C Class	(3,236)	(30,545)
R Class	(60,372)	(27,101)
R6 Class	(1,339,898)	(10,074)
Decrease in net assets from distributions	(2,984,260)	(881,098)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	14,414,232	18,080,718

Net increase (decrease) in net assets	23,375,524	30,281,486

Net Assets
Beginning of period	47,839,168	17,557,682
End of period	$71,214,692	$47,839,168
See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Global Small Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$396,834	—	—	—	$396,834
Exchange-Traded Funds	2,119,799	—	—	—	2,119,799
Total Borrowings	$2,516,633	—	—	—	$2,516,633
Gross amount of recognized liabilities for securities lending transactions					$2,516,633
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

20

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.10%	0.90%	1.10%	1.10%	1.10%	0.75%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $231,065 and $77,216, respectively. The effect of interfund transactions on the Statement of Operations was $425 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $90,006,551 and $79,674,145, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	809,165	$19,787,083	507,419	$8,327,857
Issued in reinvestment of distributions	66,964	1,466,380	47,962	739,577
Redeemed	(220,131)	(5,285,238)	(482,942)	(7,711,302)
	655,998	15,968,225	72,439	1,356,132
I Class/Shares Authorized	25,000,000		25,000,000
Sold	505,427	12,351,326	21,302	404,684
Issued in reinvestment of distributions	3,813	85,407	1,753	27,255
Redeemed	(98,729)	(2,406,901)	(30,455)	(549,600)
	410,511	10,029,832	(7,400)	(117,661)
A Class/Shares Authorized	30,000,000		30,000,000
Sold	10,731	257,844	2,004	32,714
Issued in reinvestment of distributions	198	4,280	2,196	33,528
Redeemed	(1,036)	(24,970)	(44,016)	(783,257)
	9,893	237,154	(39,816)	(717,015)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	5,182	120,261	1,400	20,980
Issued in reinvestment of distributions	156	3,236	2,062	30,545
Redeemed	—	—	(40,331)	(711,043)
	5,338	123,497	(36,869)	(659,518)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	51,432	1,211,805	25,240	399,452
Issued in reinvestment of distributions	2,528	53,905	1,794	27,101
Redeemed	(14,582)	(342,974)	(20,014)	(329,670)
	39,378	922,736	7,020	96,883
R6 Class/Shares Authorized	20,000,000		20,000,000
Sold	93,864	2,263,711	2,037,224	31,243,617
Issued in reinvestment of distributions	60,208	1,339,898	644	10,074
Redeemed	(683,052)	(16,470,821)	(899,244)	(13,131,794)
	(528,980)	(12,867,212)	1,138,624	18,121,897
Net increase (decrease)	592,138	$14,414,232	1,133,998	$18,080,718

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	—	$1,097,371	—
Belgium	—	1,413,424	—
Brazil	—	292,894	—
Canada	—	6,227,239	—
China	$200,922	421,384	—
Denmark	—	646,499	—
Finland	—	441,402	—
France	—	1,920,939	—
Italy	—	344,147	—
Japan	—	4,611,619	—
Netherlands	—	375,685	—
Norway	—	330,282	—
South Korea	—	448,932	—
Spain	—	346,613	—
Sweden	—	2,286,145	—
Switzerland	—	1,252,218	—
Taiwan	—	829,618	—
United Kingdom	—	2,181,320	—
Other Countries	40,111,127	—	—
Exchange-Traded Funds	4,089,181	—	—
Temporary Cash Investments	5,997	1,179,110	—
Temporary Cash Investments - Securities Lending Collateral	2,516,633	—	—
	$46,923,860	$26,646,841	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

23

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $3.5284 for the Investor Class, I Class, A Class, C Class, R Class and R6 Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.0433	$0.0909	—	—	—	$0.1265

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$685,713	—
Long-term capital gains	$2,298,547	$881,098

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $1,575,426 and distributable earnings $(1,575,426).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$60,812,492
Gross tax appreciation of investments	$14,567,834
Gross tax depreciation of investments	(1,809,625)
Net tax appreciation (depreciation) of investments	12,758,209
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(309)
Net tax appreciation (depreciation)	$12,757,900
Undistributed ordinary income	$4,915,889
Accumulated long-term gains	$5,658,335

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$21.11	(0.10)	5.29	5.19	(1.36)	$24.94	25.57%	1.11%	(0.40)%	136%	$41,838
2020	$15.81	(0.11)	6.19	6.08	(0.78)	$21.11	40.28%	1.39%	(0.63)%	204%	$21,562
2019	$13.66	(0.06)	2.44	2.38	(0.23)	$15.81	17.93%	1.51%	(0.39)%	161%	$15,005
2018	$14.80	(0.13)	(0.24)	(0.37)	(0.77)	$13.66	(2.73)%	1.50%	(0.86)%	147%	$15,159
2017	$10.85	(0.06)	4.01	3.95	—	$14.80	36.41%	1.51%	(0.44)%	130%	$10,059
I Class
2021	$21.33	(0.04)	5.34	5.30	(1.36)	$25.27	25.84%	0.91%	(0.20)%	136%	$11,067
2020	$15.94	(0.08)	6.25	6.17	(0.78)	$21.33	40.62%	1.19%	(0.43)%	204%	$587
2019	$13.74	(0.02)	2.45	2.43	(0.23)	$15.94	18.12%	1.31%	(0.19)%	161%	$557
2018	$14.85	(0.10)	(0.24)	(0.34)	(0.77)	$13.74	(2.50)%	1.30%	(0.66)%	147%	$1,424
2017	$10.86	(0.02)	4.01	3.99	—	$14.85	36.74%	1.31%	(0.24)%	130%	$891
A Class
2021	$20.85	(0.16)	5.22	5.06	(1.36)	$24.55	25.25%	1.36%	(0.65)%	136%	$317
2020	$15.66	(0.15)	6.12	5.97	(0.78)	$20.85	39.95%	1.64%	(0.88)%	204%	$63
2019	$13.57	(0.08)	2.40	2.32	(0.23)	$15.66	17.60%	1.76%	(0.64)%	161%	$671
2018	$14.74	(0.17)	(0.23)	(0.40)	(0.77)	$13.57	(2.95)%	1.75%	(1.11)%	147%	$1,477
2017	$10.83	(0.08)	3.99	3.91	—	$14.74	36.10%	1.76%	(0.69)%	130%	$1,517

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$20.08	(0.33)	5.02	4.69	(1.36)	$23.41	24.32%	2.11%	(1.40)%	136%	$178
2020	$15.22	(0.26)	5.90	5.64	(0.78)	$20.08	38.88%	2.39%	(1.63)%	204%	$45
2019	$13.29	(0.18)	2.34	2.16	(0.23)	$15.22	16.75%	2.51%	(1.39)%	161%	$595
2018	$14.56	(0.28)	(0.22)	(0.50)	(0.77)	$13.29	(3.71)%	2.50%	(1.86)%	147%	$1,407
2017	$10.78	(0.17)	3.95	3.78	—	$14.56	35.06%	2.51%	(1.44)%	130%	$1,468
R Class
2021	$20.59	(0.21)	5.15	4.94	(1.36)	$24.17	24.97%	1.61%	(0.90)%	136%	$1,937
2020	$15.52	(0.18)	6.03	5.85	(0.78)	$20.59	39.52%	1.89%	(1.13)%	204%	$839
2019	$13.48	(0.12)	2.39	2.27	(0.23)	$15.52	17.34%	2.01%	(0.89)%	161%	$523
2018	$14.68	(0.21)	(0.22)	(0.43)	(0.77)	$13.48	(3.18)%	2.00%	(1.36)%	147%	$493
2017	$10.81	(0.11)	3.98	3.87	—	$14.68	35.80%	2.01%	(0.94)%	130%	$338
R6 Class
2021	$21.49	(0.01)	5.39	5.38	(1.36)	$25.51	26.03%	0.76%	(0.05)%	136%	$15,878
2020	$16.03	(0.03)	6.27	6.24	(0.78)	$21.49	40.75%	1.04%	(0.28)%	204%	$24,743
2019	$13.79	—(3)	2.47	2.47	(0.23)	$16.03	18.34%	1.16%	(0.04)%	161%	$207
2018	$14.89	(0.08)	(0.25)	(0.33)	(0.77)	$13.79	(2.36)%	1.15%	(0.51)%	147%	$361
2017	$10.87	(0.01)	4.03	4.02	—	$14.89	36.86%	1.16%	(0.09)%	130%	$366

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Small Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Global Small Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one- and three-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They
34

observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

For corporate taxpayers, the fund hereby designates $58,974, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended November 30, 2021 as qualified for the corporate dividends received deduction.

The fund hereby designates $3,327,742, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $1,209,846 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

The fund utilized earnings and profits of $1,575,426 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91035 2201

Annual Report

November 30, 2021

International Growth Fund
Investor Class (TWIEX)
I Class (TGRIX)
Y Class (ATYGX)
A Class (TWGAX)
C Class (AIWCX)
R Class (ATGRX)
R5 Class (ATGGX)
R6 Class (ATGDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWIEX	10.83%	13.96%	9.53%	—	5/9/91
MSCI EAFE Index	—	10.77%	9.19%	7.38%	—	—
MSCI EAFE Growth Index	—	11.84%	13.12%	9.46%	—	—
I Class	TGRIX	11.07%	14.19%	9.74%	—	11/20/97
Y Class	ATYGX	11.23%	—	—	13.19%	4/10/17
A Class	TWGAX					10/2/96
No sales charge		10.53%	13.66%	9.25%	—
With sales charge		4.18%	12.32%	8.60%	—
C Class	AIWCX	9.72%	12.81%	8.44%	—	6/4/01
R Class	ATGRX	10.25%	13.38%	8.98%	—	8/29/03
R5 Class	ATGGX	11.06%	—	—	13.02%	4/10/17
R6 Class	ATGDX	11.23%	14.34%	—	8.36%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.
C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $24,858

MSCI EAFE Index — $20,400

MSCI EAFE Growth Index — $24,709

Total Annual Fund Operating Expenses
Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
1.18%	0.98%	0.83%	1.43%	2.18%	1.68%	0.98%	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
International Growth returned 10.83%* for the fiscal year ended November 30, 2021, performing in line with its benchmark, the MSCI EAFE Index, which returned 10.77%.

Stock holdings in the health care sector and positioning within information technology propelled the fund’s performance, with additional contribution from industrials and communication services stocks. Stock selection in the consumer discretionary, financials and energy sectors constrained returns. From a geographic perspective, European holdings and underweight positioning in Japan benefited relative performance, whereas stock selection in the U.K. and positioning in China and Brazil detracted.

The development of effective vaccines against COVID-19 late in 2020 raised hopes for a return to normalized economic activity and spurred strong gains among non-U.S. equities. As vaccine distribution ramped up in early 2021, markets rotated toward stocks exposed to economic expansion. Names that had previously lagged, such as banks, oil producers and automobile manufacturers, rallied. However, as the recovery cycle matured, markets returned to rewarding individual companies demonstrating strong fundamentals and earnings improvement. Increased economic activity led to a strong corporate earnings recovery. In the second half of the period, global supply chain issues and disruptions due to the emergence of new coronavirus variants combined with rising energy costs and inflation concerns to create greater market volatility. Although the rate of corporate earnings improvement slowed late in the period, expectations for continued earnings recovery remained upbeat supported by continued demand strength.

Earnings Surpassed Expectations, Fueled Strong Performance
Among health care holdings, pharmaceuticals company Novo Nordisk reported revenue and earnings that exceeded expectations driven by strong demand for its oral diabetes and weight loss drugs. Companies that provide outsourcing services for pharmaceuticals and biotechnology companies advanced notably. Strong earnings results and the acquisition of PRA Health Sciences lifted the stock of clinical research provider ICON. Contract manufacturer Lonza Group’s stock rose on Food and Drug Administration approval of Biogen’s Alzheimer’s drug, which was expected to use substantial industry capacity.

A diverse array of companies fueled strong performance among information technology stocks. Payment processor Adyen’s stock rose on better-than-expected results as the firm grew its market share amid the accelerating shift to digital payments. Semiconductor equipment manufacturer ASML Holding benefited as rising chip demand exceeded supply. Information technology services firm Capgemini ranked among the top individual contributors to fund performance with ahead-of-expectations results driven by strength in the firm’s digital transformation and cloud-related business.

Among industrials, stock of human resources technology company Recruit Holdings advanced. The firm, which owns Indeed and Glassdoor, benefited amid the return of job search activity to pre-pandemic levels and intensified competition to recruit talent. Stock of Techtronic Industries, the maker of Ryobi and Milwaukee power tools, rose on reported results that significantly exceeded analysts’ estimates as the firm continued to gain market share due to cordless tool product innovation and proprietary battery technology. Ashtead Group, which leases construction equipment, was one of the fund’s top individual contributors. Ashtead’s reported earnings significantly exceeded estimates as the firm benefited from the acceleration in U.S. nonresidential construction, especially public infrastructure, warehouses, data centers and multifamily housing.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

On the downside, retailers Magazine Luiza and ASOS detracted from performance. Magazine Luiza’s stock declined amid intensifying competition in Brazil’s e-commerce market. In addition, weakness in the broader Brazilian market appeared to be slowing consumption trends, and we exited the position. ASOS’ stock fell when management lowered sales guidance for 2021. We sold the stock as ASOS appeared to be struggling to turn around its U.S. operations, and U.S. commercial momentum had been a key pillar of the growth story. Automotive supplier Valeo also declined as concerns over the impact of semiconductor shortages on automobile production pressured the stock.

Within financials, the fund’s underweight in banks weighed on relative returns. In addition, stock of insurer AIA Group underperformed due to concerns over COVID-19 disruptions impacting revenue growth. In energy, Neste’s stock fell due to challenges related to near-term maintenance costs and higher input prices due to a shortage of feedstocks for renewable diesel.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. Although the earnings growth that drove the market in the first half of 2021 subsequently stalled amid component and labor shortages, shipping delays and higher energy costs, we believe it should resume in the second half of 2022. In our view, bottlenecks in shipping and supply chains are transitory, and the most recent earnings season suggested that demand remains strong, and companies can pass through costs. We continue to maintain exposure to companies benefiting from strong secular trends, such as green energy and carbon reduction, including firms involved in wind generation, electric vehicle components and emissions testing. We also find opportunities related to shifts in global manufacturing with companies that specialize in factory automation design, components and software benefiting from increased capital investment in digital solutions for a variety of end markets.

As a result of our bottom-up stock selection process, we remain notably overweight to information technology and underweight to consumer staples. Geographically, we retain a large exposure to European stocks. We continue to be underweight to Japan and Asia in general and have reduced our exposure to China.
6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.4%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.7)%

Top Five Countries	% of net assets
France	16.9%
Japan	13.6%
United Kingdom	9.9%
Netherlands	8.6%
Switzerland	8.1%
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$986.00	$6.22	1.23%
I Class	$1,000	$986.50	$5.21	1.03%
Y Class	$1,000	$987.80	$4.46	0.88%
A Class	$1,000	$984.90	$7.48	1.48%
C Class	$1,000	$980.90	$11.26	2.23%
R Class	$1,000	$983.20	$8.74	1.73%
R5 Class	$1,000	$987.20	$5.22	1.03%
R6 Class	$1,000	$987.80	$4.46	0.88%
Hypothetical
Investor Class	$1,000	$1,019.21	$6.33	1.23%
I Class	$1,000	$1,020.23	$5.30	1.03%
Y Class	$1,000	$1,021.00	$4.53	0.88%
A Class	$1,000	$1,017.94	$7.61	1.48%
C Class	$1,000	$1,014.12	$11.44	2.23%
R Class	$1,000	$1,016.66	$8.89	1.73%
R5 Class	$1,000	$1,020.23	$5.30	1.03%
R6 Class	$1,000	$1,021.00	$4.53	0.88%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 99.4%
Australia — 3.9%
Atlassian Corp. plc, Class A(1)	51,760	$19,478,322
CSL Ltd.	147,090	31,982,880
NEXTDC Ltd.(1)	577,630	4,900,368
Xero Ltd.(1)	53,880	5,472,454
		61,834,024
Austria — 1.1%
Erste Group Bank AG	416,790	18,260,871
Belgium — 1.5%
KBC Group NV	293,920	24,671,743
Canada — 5.3%
Canadian Pacific Railway Ltd.	262,870	18,396,476
First Quantum Minerals Ltd.	383,720	8,179,338
GFL Environmental, Inc.(2)	469,891	18,137,793
Shopify, Inc., Class A(1)	13,210	20,072,023
Toronto-Dominion Bank (The)	278,390	19,646,059
		84,431,689
China — 1.7%
Li Ning Co. Ltd.	1,204,000	13,617,949
Wuxi Biologics Cayman, Inc.(1)	961,000	12,963,682
		26,581,631
Denmark — 4.4%
Carlsberg A/S, B Shares	111,520	17,318,914
DSV A/S	28,812	6,273,112
Novo Nordisk A/S, B Shares	332,440	35,587,691
Pandora A/S	94,210	11,721,836
		70,901,553
Finland — 0.6%
Neste Oyj	211,550	10,005,662
France — 16.9%
Air Liquide SA	127,180	21,002,827
Airbus SE(1)	112,450	12,551,677
Bureau Veritas SA	432,310	13,691,397
Capgemini SE	128,390	29,641,602
Dassault Systemes SE	332,280	20,030,153
Edenred	266,441	11,918,806
L'Oreal SA	53,570	24,188,866
LVMH Moet Hennessy Louis Vuitton SE	55,530	43,179,807
Pernod Ricard SA	127,180	29,182,656
Safran SA	106,850	11,934,476
Schneider Electric SE	179,210	31,805,102
Teleperformance	41,600	17,111,450
Valeo	171,910	4,955,271
		271,194,090
Germany — 5.5%
Brenntag SE	100,310	8,591,595
Daimler AG	221,580	20,751,635
10

	Shares	Value
Infineon Technologies AG	454,719	$20,559,414
Puma SE	181,810	21,966,519
Symrise AG	116,930	16,448,757
		88,317,920
Hong Kong — 2.5%
AIA Group Ltd.	2,552,200	26,868,138
Techtronic Industries Co. Ltd.	624,000	12,833,624
		39,701,762
India — 1.1%
HDFC Bank Ltd.	912,870	18,084,712
Indonesia — 0.5%
Bank Central Asia Tbk PT	16,366,000	8,316,022
Ireland — 3.5%
CRH plc	457,670	22,249,469
ICON plc(1)	66,350	17,945,684
Ryanair Holdings plc, ADR(1)	166,450	15,904,298
		56,099,451
Israel — 1.0%
Kornit Digital Ltd.(1)	99,885	15,473,185
Italy — 2.4%
Ferrari NV	80,930	21,177,343
Prysmian SpA	180,570	6,694,613
Stellantis NV	596,122	10,208,145
		38,080,101
Japan — 13.6%
BayCurrent Consulting, Inc.	33,700	13,925,444
Food & Life Cos. Ltd.	424,300	17,968,018
Hoya Corp.	135,900	21,511,134
JSR Corp.	192,200	7,150,257
Keyence Corp.	56,400	34,831,580
Kobe Bussan Co. Ltd.	265,200	9,997,179
MonotaRO Co. Ltd.	524,400	10,323,866
Obic Co. Ltd.	81,700	15,025,673
Pan Pacific International Holdings Corp.	581,500	9,926,231
Recruit Holdings Co. Ltd.	470,900	28,592,879
Sony Group Corp.	273,800	33,405,981
Terumo Corp.	395,200	16,094,200
		218,752,442
Netherlands — 8.6%
Adyen NV(1)	12,038	33,343,274
Akzo Nobel NV	104,140	10,958,272
ASML Holding NV	54,550	42,815,226
ING Groep NV	1,571,840	21,712,533
Koninklijke DSM NV	68,633	14,772,325
Universal Music Group NV	525,550	15,085,432
		138,687,062
Norway — 0.5%
AutoStore Holdings Ltd.(1)	1,520,742	7,599,885
Singapore — 0.6%
Sea Ltd., ADR(1)	32,220	9,281,615
Spain — 2.7%
Cellnex Telecom SA	394,684	23,276,854
11

	Shares	Value
Iberdrola SA	1,780,374	$19,979,438
		43,256,292
Sweden — 2.3%
Epiroc AB, A Shares	670,110	16,223,168
Hexagon AB, B Shares	1,407,690	20,471,564
		36,694,732
Switzerland — 8.1%
Lonza Group AG	38,200	30,802,471
On Holding AG, Class A(1)	187,510	7,530,402
Partners Group Holding AG	14,830	25,594,319
SIG Combibloc Group AG(1)	582,520	15,355,280
Sika AG	68,073	26,582,569
Zur Rose Group AG(1)	25,130	9,513,251
Zurich Insurance Group AG	35,240	14,487,499
		129,865,791
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	641,000	13,633,221
Thailand — 0.4%
Kasikornbank PCL	1,586,000	6,206,597
United Kingdom — 9.9%
Ashtead Group plc	412,400	33,176,791
AstraZeneca plc	342,740	37,576,216
Burberry Group plc	363,230	8,531,132
HSBC Holdings plc(2)	4,829,200	26,750,279
London Stock Exchange Group plc	141,920	12,294,633
Reckitt Benckiser Group plc	186,304	15,091,182
Segro plc	803,850	15,023,287
Whitbread plc(1)	285,950	10,658,965
		159,102,485
TOTAL COMMON STOCKS (Cost $1,091,285,116)		1,595,034,538
TEMPORARY CASH INVESTMENTS — 0.1%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $516,059), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $505,237)		505,237
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $1,717,704), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $1,684,001)		1,684,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	5,709	5,709
TOTAL TEMPORARY CASH INVESTMENTS (Cost $2,194,946)		2,194,946
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $18,560,695)	18,560,695	18,560,695
TOTAL INVESTMENT SECURITIES — 100.7% (Cost $1,112,040,757)		1,615,790,179
OTHER ASSETS AND LIABILITIES — (0.7)%		(10,821,304)
TOTAL NET ASSETS — 100.0%		$1,604,968,875

12

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	18.8%
Information Technology	18.3%
Consumer Discretionary	14.8%
Financials	13.8%
Health Care	12.6%
Materials	8.9%
Consumer Staples	6.5%
Communication Services	3.0%
Utilities	1.2%
Real Estate	0.9%
Energy	0.6%
Temporary Cash Investments	0.1%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.7)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $30,671,101. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $31,903,083, which includes securities collateral of $13,342,388.

See Notes to Financial Statements.
13

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $1,093,480,062) — including $30,671,101 of securities on loan	$1,597,229,484
Investment made with cash collateral received for securities on loan, at value (cost of $18,560,695)	18,560,695
Total investment securities, at value (cost of $1,112,040,757)	1,615,790,179
Cash	1,804
Foreign currency holdings, at value (cost of $64,035)	64,386
Receivable for investments sold	6,897,212
Receivable for capital shares sold	156,260
Dividends and interest receivable	3,646,750
Securities lending receivable	2,985
Other assets	64,268
1,626,623,844

Liabilities
Payable for collateral received for securities on loan	18,560,695
Payable for investments purchased	111
Payable for capital shares redeemed	631,213
Accrued management fees	1,597,209
Distribution and service fees payable	23,610
Accrued foreign taxes	692,245
Accrued other expenses	149,886
21,654,969

Net Assets	$1,604,968,875

Net Assets Consist of:
Capital (par value and paid-in surplus)	$923,355,742
Distributable earnings	681,613,133
$1,604,968,875

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$1,163,802,554	71,669,293	$16.24
I Class, $0.01 Par Value	$265,247,764	16,448,333	$16.13
Y Class, $0.01 Par Value	$47,542,397	2,944,479	$16.15
A Class, $0.01 Par Value	$87,966,699	5,394,513	$16.31*
C Class, $0.01 Par Value	$1,462,256	94,891	$15.41
R Class, $0.01 Par Value	$7,588,871	462,855	$16.40
R5 Class, $0.01 Par Value	$8,826	547	$16.14
R6 Class, $0.01 Par Value	$31,349,508	1,942,904	$16.14
*Maximum offering price $17.31 (net asset value divided by 0.9425).

See Notes to Financial Statements.
14

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,408,529)	$27,816,311
Securities lending, net	742,059
Interest	245,594
28,803,964

Expenses:
Management fees	18,750,860
Distribution and service fees:
A Class	225,542
C Class	17,170
R Class	37,475
Directors' fees and expenses	41,120
Other expenses	217,662
19,289,829

Net investment income (loss)	9,514,135

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $30,911)	190,402,045
Foreign currency translation transactions	(649,620)
189,752,425

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $153,076)	(37,921,463)
Translation of assets and liabilities in foreign currencies	(93,292)
(38,014,755)

Net realized and unrealized gain (loss)	151,737,670

Net Increase (Decrease) in Net Assets Resulting from Operations	$161,251,805

See Notes to Financial Statements.
15

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$9,514,135	$1,014,690
Net realized gain (loss)	189,752,425	63,609,780
Change in net unrealized appreciation (depreciation)	(38,014,755)	238,837,670
Net increase (decrease) in net assets resulting from operations	161,251,805	303,462,140

Distributions to Shareholders
From earnings:
Investor Class	(54,887,728)	(4,906,875)
I Class	(3,793,173)	(471,463)
Y Class	(1,442,300)	(151,818)
A Class	(3,664,774)	(231,840)
C Class	(85,443)	(9,443)
R Class	(292,738)	(19,202)
R5 Class	(508)	(40)
R6 Class	(2,636,516)	(297,497)
Decrease in net assets from distributions	(66,803,180)	(6,088,178)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	10,990,793	(167,936,818)

Net increase (decrease) in net assets	105,439,418	129,437,144

Net Assets
Beginning of period	1,499,529,457	1,370,092,313
End of period	$1,604,968,875	$1,499,529,457

See Notes to Financial Statements.
16

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

17

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

18

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$18,560,695	—	—	—	$18,560,695
Gross amount of recognized liabilities for securities lending transactions					$18,560,695
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

19

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 18% of the shares of the fund.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of NT International Growth Fund, one fund in a series issued by the corporation.

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.050% to 1.500%	1.19%
I Class	0.850% to 1.300%	0.99%
Y Class	0.700% to 1.150%	0.84%
A Class	1.050% to 1.500%	1.19%
C Class	1.050% to 1.500%	1.19%
R Class	1.050% to 1.500%	1.19%
R5 Class	0.850% to 1.300%	0.99%
R6 Class	0.700% to 1.150%	0.84%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $337,760 and $229,764, respectively. The effect of interfund transactions on the Statement of Operations was $(4,433) in net realized gain (loss) on investment transactions.
20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $811,706,975 and $830,456,826, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	1,250,000,000		1,250,000,000
Sold	3,665,315	$58,740,896	3,240,677	$38,156,109
Issued in reinvestment of distributions	3,482,032	52,071,101	379,819	4,748,521
Redeemed	(16,617,751)	(272,378,978)	(16,638,244)	(211,154,875)
	(9,470,404)	(161,566,981)	(13,017,748)	(168,250,245)
I Class/Shares Authorized	90,000,000		90,000,000
Sold	12,662,682	207,549,688	1,092,403	13,679,290
Issued in reinvestment of distributions	255,045	3,782,314	36,444	453,353
Redeemed	(1,870,098)	(30,347,473)	(1,813,504)	(22,006,067)
	11,047,629	180,984,529	(684,657)	(7,873,424)
Y Class/Shares Authorized	30,000,000		30,000,000
Sold	1,176,218	19,132,223	889,212	11,191,681
Issued in reinvestment of distributions	96,900	1,437,024	12,036	149,903
Redeemed	(251,076)	(4,054,144)	(500,101)	(6,593,043)
	1,022,042	16,515,103	401,147	4,748,541
A Class/Shares Authorized	80,000,000		80,000,000
Sold	729,932	11,666,426	1,149,517	14,501,908
Issued in reinvestment of distributions	238,591	3,593,178	18,170	228,255
Redeemed	(833,309)	(13,500,921)	(1,359,112)	(17,240,766)
	135,214	1,758,683	(191,425)	(2,510,603)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	4,351	66,796	12,823	149,256
Issued in reinvestment of distributions	5,736	82,198	695	8,410
Redeemed	(41,265)	(633,724)	(112,520)	(1,326,676)
	(31,178)	(484,730)	(99,002)	(1,169,010)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	89,795	1,458,492	73,216	960,881
Issued in reinvestment of distributions	19,165	290,918	1,499	19,053
Redeemed	(77,433)	(1,265,365)	(126,035)	(1,616,452)
	31,527	484,045	(51,320)	(636,518)
R5 Class/Shares Authorized	20,000,000		20,000,000
Sold	21	313	189	2,856
Issued in reinvestment of distributions	25	372	3	40
Redeemed	(210)	(3,192)	—	—
	(164)	(2,507)	192	2,896
R6 Class/Shares Authorized	50,000,000		50,000,000
Sold	1,485,610	23,290,435	1,715,636	21,568,793
Issued in reinvestment of distributions	176,481	2,615,452	23,795	296,197
Redeemed	(3,339,362)	(52,603,236)	(1,139,714)	(14,113,445)
	(1,677,271)	(26,697,349)	599,717	7,751,545
Net increase (decrease)	1,057,395	$10,990,793	(13,043,096)	$(167,936,818)
21

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$19,478,322	$42,355,702	—
Canada	18,137,793	66,293,896	—
Ireland	33,849,982	22,249,469	—
Israel	15,473,185	—	—
Singapore	9,281,615	—	—
Switzerland	7,530,402	122,335,389	—
Other Countries	—	1,238,048,783	—
Temporary Cash Investments	5,709	2,189,237	—
Temporary Cash Investments - Securities Lending Collateral	18,560,695	—	—
	$122,317,703	$1,493,472,476	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

22

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $1.6684 for the Investor Class, I Class, Y Class, A Class, C Class, R Class, R5 Class and R6 Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	Y Class	A Class	C Class	R Class	R5 Class	R6 Class
$0.1044	$0.1361	$0.1599	$0.0647	—	$0.0251	$0.1361	$0.1599

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$708,165	$1,443,053
Long-term capital gains	$66,095,015	$4,645,125

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $16,876,176 and distributable earnings $(16,876,176).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,113,021,879
Gross tax appreciation of investments	$524,391,923
Gross tax depreciation of investments	(21,623,623)
Net tax appreciation (depreciation) of investments	502,768,300
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(669,308)
Net tax appreciation (depreciation)	$502,098,992
Undistributed ordinary income	$17,916,618
Accumulated long-term gains	$161,597,523

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
23

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$15.32	0.09	1.51	1.60	—(3)	(0.68)	(0.68)	$16.24	10.83%	1.21%	0.56%	51%	$1,163,803
2020	$12.35	0.01	3.01	3.02	(0.01)	(0.04)	(0.05)	$15.32	24.57%	1.18%	0.06%	51%	$1,243,217
2019	$11.83	0.05	1.66	1.71	(0.12)	(1.07)	(1.19)	$12.35	16.82%	1.18%	0.43%	68%	$1,162,998
2018	$13.80	0.08	(1.28)	(1.20)	(0.13)	(0.64)	(0.77)	$11.83	(9.23)%	1.17%	0.62%	69%	$1,173,094
2017	$10.56	0.10	3.19	3.29	(0.05)	—	(0.05)	$13.80	31.32%	1.17%	0.80%	57%	$1,357,353
I Class
2021	$15.22	0.14	1.48	1.62	(0.03)	(0.68)	(0.71)	$16.13	11.07%	1.01%	0.76%	51%	$265,248
2020	$12.27	0.03	3.00	3.03	(0.04)	(0.04)	(0.08)	$15.22	24.82%	0.98%	0.26%	51%	$82,222
2019	$11.76	0.07	1.66	1.73	(0.15)	(1.07)	(1.22)	$12.27	17.09%	0.98%	0.63%	68%	$74,688
2018	$13.74	0.10	(1.28)	(1.18)	(0.16)	(0.64)	(0.80)	$11.76	(9.12)%	0.97%	0.82%	69%	$67,677
2017	$10.51	0.13	3.17	3.30	(0.07)	—	(0.07)	$13.74	31.64%	0.97%	1.00%	57%	$90,679
Y Class
2021	$15.24	0.16	1.49	1.65	(0.06)	(0.68)	(0.74)	$16.15	11.23%	0.86%	0.91%	51%	$47,542
2020	$12.29	0.05	2.99	3.04	(0.05)	(0.04)	(0.09)	$15.24	24.97%	0.83%	0.41%	51%	$29,299
2019	$11.78	0.08	1.66	1.74	(0.16)	(1.07)	(1.23)	$12.29	17.27%	0.83%	0.78%	68%	$18,691
2018	$13.75	0.15	(1.30)	(1.15)	(0.18)	(0.64)	(0.82)	$11.78	(8.95)%	0.82%	0.97%	69%	$6,177
2017(4)	$11.48	0.09	2.18	2.27	—	—	—	$13.75	19.77%	0.82%(5)	1.14%(5)	57%(6)	$6

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$15.42	0.05	1.52	1.57	—	(0.68)	(0.68)	$16.31	10.53%	1.46%	0.31%	51%	$87,967
2020	$12.45	(0.02)	3.03	3.01	—	(0.04)	(0.04)	$15.42	24.27%	1.43%	(0.19)%	51%	$81,088
2019	$11.91	0.02	1.69	1.71	(0.10)	(1.07)	(1.17)	$12.45	16.56%	1.43%	0.18%	68%	$67,857
2018	$13.88	0.05	(1.29)	(1.24)	(0.09)	(0.64)	(0.73)	$11.91	(9.45)%	1.42%	0.37%	69%	$64,784
2017	$10.63	0.06	3.22	3.28	(0.03)	—	(0.03)	$13.88	30.88%	1.42%	0.55%	57%	$77,983
C Class
2021	$14.71	(0.08)	1.46	1.38	—	(0.68)	(0.68)	$15.41	9.72%	2.21%	(0.44)%	51%	$1,462
2020	$11.97	(0.11)	2.89	2.78	—	(0.04)	(0.04)	$14.71	23.32%	2.18%	(0.94)%	51%	$1,855
2019	$11.49	(0.06)	1.62	1.56	(0.01)	(1.07)	(1.08)	$11.97	15.66%	2.18%	(0.57)%	68%	$2,694
2018	$13.42	(0.04)	(1.25)	(1.29)	—	(0.64)	(0.64)	$11.49	(10.12)%	2.17%	(0.38)%	69%	$4,268
2017	$10.33	(0.03)	3.12	3.09	—	—	—	$13.42	29.91%	2.17%	(0.20)%	57%	$6,743
R Class
2021	$15.54	0.01	1.53	1.54	—	(0.68)	(0.68)	$16.40	10.25%	1.71%	0.06%	51%	$7,589
2020	$12.58	(0.06)	3.06	3.00	—	(0.04)	(0.04)	$15.54	24.04%	1.68%	(0.44)%	51%	$6,701
2019	$12.02	(0.01)	1.71	1.70	(0.07)	(1.07)	(1.14)	$12.58	16.17%	1.68%	(0.07)%	68%	$6,069
2018	$14.00	0.02	(1.30)	(1.28)	(0.06)	(0.64)	(0.70)	$12.02	(9.68)%	1.67%	0.12%	69%	$3,226
2017	$10.72	0.03	3.25	3.28	—	—	—	$14.00	30.60%	1.67%	0.30%	57%	$3,609

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
R5 Class
2021	$15.23	0.11	1.51	1.62	(0.03)	(0.68)	(0.71)	$16.14	11.06%	1.01%	0.76%	51%	$9
2020	$12.28	0.03	3.00	3.03	(0.04)	(0.04)	(0.08)	$15.23	24.80%	0.98%	0.26%	51%	$11
2019	$11.77	0.07	1.66	1.73	(0.15)	(1.07)	(1.22)	$12.28	17.09%	0.98%	0.63%	68%	$6
2018	$13.73	0.11	(1.27)	(1.16)	(0.16)	(0.64)	(0.80)	$11.77	(9.03)%	0.97%	0.82%	69%	$5
2017(4)	$11.48	0.08	2.17	2.25	—	—	—	$13.73	19.60%	0.97%(5)	0.99%(5)	57%(6)	$6
R6 Class
2021	$15.23	0.14	1.51	1.65	(0.06)	(0.68)	(0.74)	$16.14	11.23%	0.86%	0.91%	51%	$31,350
2020	$12.28	0.05	2.99	3.04	(0.05)	(0.04)	(0.09)	$15.23	24.99%	0.83%	0.41%	51%	$55,137
2019	$11.77	0.09	1.65	1.74	(0.16)	(1.07)	(1.23)	$12.28	17.28%	0.83%	0.78%	68%	$37,088
2018	$13.75	0.14	(1.29)	(1.15)	(0.19)	(0.64)	(0.83)	$11.77	(8.93)%	0.82%	0.97%	69%	$38,315
2017	$10.53	0.15	3.16	3.31	(0.09)	—	(0.09)	$13.75	31.68%	0.82%	1.15%	57%	$29,846

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)April 10, 2017 (commencement of sale) through November 30, 2017.
(5)Annualized.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2017.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

30

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

31

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
32

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

33

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $81,110,887, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $628,694 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $30,342,551 and foreign taxes paid of $2,098,360, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.3066 and $0.0212, respectively.

The fund utilized earnings and profits of $16,876,176 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91027 2201

Annual Report

November 30, 2021

International Opportunities Fund
Investor Class (AIOIX)
I Class (ACIOX)
A Class (AIVOX)
C Class (AIOCX)
R Class (AIORX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
Investor Class	AIOIX	10.01%	14.06%	11.54%	6/1/01
MSCI ACWI ex-U.S. Small Cap Growth Index	—	15.53%	13.01%	9.67%	—
I Class	ACIOX	10.12%	14.28%	11.73%	1/9/03
A Class	AIVOX				3/1/10
No sales charge		9.70%	13.79%	11.26%
With sales charge		3.42%	12.46%	10.62%
C Class	AIOCX	8.93%	12.94%	10.44%	3/1/10
R Class	AIORX	9.41%	13.49%	10.98%	3/1/10
Fund returns would have been lower if a portion of the fees had not been waived.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $29,838

MSCI ACWI ex-U.S. Small Cap Growth Index — $25,200

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class
1.40%	1.20%	1.65%	2.40%	1.90%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

International Opportunities returned 10.01%* for the fiscal year ended November 30, 2021. By comparison, the MSCI ACWI ex-U.S. Small Cap Growth Index (the fund’s benchmark) returned 15.53%.

Portfolio Review

Stocks rose strongly in late 2020, as progress toward COVID-19 vaccines raised hopes for easing lockdown measures and a global economic resurgence. Market leadership shifted away from the defensive, stay-at-home stocks that outperformed through much of 2020 toward more cyclically oriented names expected to benefit from a move toward normal. This market broadening continued through the first half of 2021 as the distribution of vaccines and the lifting of COVID-19 restrictions in many countries led to improved economic growth and robust corporate earnings. The market faced some headwinds in the second quarter of 2021, however, as companies reported challenges with supply chain bottlenecks, worker shortages and increased commodity prices. These pressures escalated in the third quarter, leading to increased market turbulence, as inflation fears and expectations for less accommodative monetary policy drove interest rates higher. New virus variants and vaccine rollout delays also complicated reopening plans in some countries. Developments in China, including regulatory uncertainty and a liquidity crisis in the property sector, also contributed to market volatility. Nonetheless, non-U.S. small-cap stocks ended the 12-month period with strong performance, while outperforming large caps.

The fund had a robust positive return but lagged its benchmark index. Stock selection dampened relative performance, especially in the industrials and consumer discretionary sectors. Stock selection in health care lifted relative performance. From a geographic standpoint, stock selection in China detracted, while stock selection in Israel aided relative performance.

China-Based Investments Were Notable Detractors

China-based data center company Vnet Group was a prominent detractor, as increased Chinese regulation of internet companies impacted its key customers. While Vnet reported relatively strong revenue and earnings performance, aided by its retail business, it faced uncertainty due to its lower planned capital expenditures and the potential for decelerating growth in its wholesale business. Data center stocks were also viewed as beneficiaries of the pandemic-driven growth in digitalization, and they were less appealing to investors looking to capitalize on reopening.

The sell-off in digitalization-driven pandemic beneficiaries also hurt stock performance for Japan-based information technology services company Hennge, another prominent detractor for the period. Hennge also provided sales guidance that came in below expectations, due in part to lower customer growth rates.

Daqo New Energy, another China-based detractor, is a low-cost producer of polysilicon, a key material used in solar energy production. The stock rose strongly in 2020, fueled by expectations for increased investments in green energy. It gave back some of these gains in 2021, due in part to concerns over the company’s competitive positioning in the polysilicon market. We exited the investment in the third quarter of 2021 as we found other stocks we believed offered more attractive earnings acceleration profiles.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

Medical Technology Company Was a Top Contributor

Stock selection in health care aided relative performance. Inmode, a standout contributor, is a medical technology company that provides minimally invasive solutions for cosmetic and other surgeries. It reported strong revenue and earnings growth, as the vaccine rollout reduced virus fears and unleashed pent-up demand for elective medical procedures.

Several technology holdings were also notable contributors. Endava is a digitally focused information technology services company benefiting from robust trends in end markets such as electronic payments, insurance technology, media and telecommunications. We also found other opportunities in digital payments, including Nuvei. This electronic payments company reported very strong revenue growth and guidance, supported by its expanding client base and service offerings.

Outlook

Despite near-term economic uncertainty, we believe the portfolio remains well positioned, supported by a broad array of stocks with strong company-specific drivers. While we have exposure to companies positioned to benefit from improved global economic growth, we remain balanced between reopening names and beneficiaries of secular growth trends.

We continue to see opportunities in information technology, which receives a prominent weighting in the portfolio. These include companies capitalizing on long-term secular trends such as digitalization, cloud computing, automation and software as a service. We believe supply chain disruptions and ongoing uncertainty over virus variants have helped accelerate many of these trends.

We also hold a notable overweight in consumer discretionary, with a focus on companies we believe have sustainable earnings growth potential. Many consumer-facing companies saw strong revenue growth during the pandemic, and as valuations increased, we sought opportunities in other sectors, such as health care, where we have found investments that we believe will deliver accelerating and sustainable earnings growth. The fund is underweight in materials and consumer staples, sectors where we have found fewer compelling investments.

From a regional standpoint, our bottom-up stock selection has led to an overweight in Europe. The fund is underweight in Asia, including Japan. It is also underweight in the emerging markets, including China.

6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	99.7%
Exchange-Traded Funds	—*
Temporary Cash Investments	0.4%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	(0.5)%
*Category is less than 0.05% of total net assets.

Top Five Countries*	% of net assets
Japan	16.8%
Canada	13.9%
United Kingdom	13.8%
Taiwan	6.2%
Sweden	5.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$971.10	$6.88	1.37%
I Class	$1,000	$971.50	$5.88	1.17%
A Class	$1,000	$969.40	$8.13	1.62%
C Class	$1,000	$965.50	$11.87	2.37%
R Class	$1,000	$968.30	$9.38	1.87%
Hypothetical
Investor Class	$1,000	$1,018.50	$7.05	1.37%
I Class	$1,000	$1,019.52	$6.02	1.17%
A Class	$1,000	$1,017.22	$8.33	1.62%
C Class	$1,000	$1,013.40	$12.16	2.37%
R Class	$1,000	$1,015.95	$9.61	1.87%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 99.7%
Australia — 5.4%
carsales.com Ltd.	343,221	$6,095,661
Corporate Travel Management Ltd.(1)	434,531	6,793,470
IDP Education Ltd.	360,334	8,883,931
Mineral Resources Ltd.	172,153	5,524,879
NEXTDC Ltd.(1)	687,304	5,830,796
OZ Minerals Ltd.	337,283	6,202,815
		39,331,552
Austria — 0.6%
ANDRITZ AG	91,483	4,366,563
Brazil — 1.6%
Embraer SA, ADR(1)	244,789	3,360,953
Locaweb Servicos de Internet SA	483,752	1,136,701
Pet Center Comercio e Participacoes SA	455,148	1,471,863
Petro Rio SA(1)	1,249,600	4,465,516
Santos Brasil Participacoes SA(1)	798,800	842,585
		11,277,618
Canada — 13.9%
Altus Group Ltd.(2)	144,332	7,391,443
Aritzia, Inc.(1)	93,141	3,690,788
ATS Automation Tooling Systems, Inc.(1)	97,459	3,636,832
BRP, Inc.	78,302	6,188,399
Colliers International Group, Inc. (Toronto)	55,965	7,555,461
Descartes Systems Group, Inc. (The)(1)	124,313	9,995,059
FirstService Corp.	20,185	3,879,780
goeasy Ltd.	70,941	9,651,130
Kinaxis, Inc.(1)	50,166	7,667,550
Linamar Corp.	107,400	6,165,968
Nuvei Corp.(1)	40,311	3,973,052
Stantec, Inc.	155,331	8,409,481
TFI International, Inc.	87,979	8,735,572
Tricon Residential, Inc. (Toronto)	480,916	6,603,207
Whitecap Resources, Inc.(2)	1,399,812	7,451,346
		100,995,068
China — 1.2%
China Lesso Group Holdings Ltd.	565,000	820,507
China Yongda Automobiles Services Holdings Ltd.	3,799,000	5,748,070
Vnet Group, Inc., ADR(1)	244,356	2,375,140
		8,943,717
Denmark — 2.9%
ALK-Abello A/S(1)	15,690	7,876,466
Jyske Bank A/S(1)	141,303	7,066,454
Royal Unibrew A/S	55,653	5,931,569
		20,874,489
Finland — 1.4%
Metso Outotec Oyj	582,942	5,874,833
10

	Shares	Value
QT Group Oyj(1)	26,542	$4,022,575
		9,897,408
France — 4.8%
Alten SA	51,108	8,447,595
APERAM SA	97,834	4,700,766
Elis SA(1)	330,761	5,191,520
Euronext NV	66,501	6,534,391
SOITEC(1)	29,322	7,720,362
Wendel SE	21,682	2,479,161
		35,073,795
Germany — 3.8%
AIXTRON SE	167,877	3,373,935
Befesa SA	83,760	5,542,633
CTS Eventim AG & Co. KGaA(1)	80,555	5,234,988
Dermapharm Holding SE	82,984	7,625,175
Eckert & Ziegler Strahlen- und Medizintechnik AG	56,671	6,240,825
		28,017,556
India — 4.6%
Indraprastha Gas Ltd.	403,081	2,599,528
Max Healthcare Institute Ltd.(1)	1,619,296	8,198,918
Prestige Estates Projects Ltd.	607,330	3,406,117
Varun Beverages Ltd.	732,588	8,684,371
WNS Holdings Ltd., ADR(1)	128,956	10,841,331
		33,730,265
Israel — 3.7%
Inmode Ltd.(1)	80,670	6,130,920
Kornit Digital Ltd.(1)	61,462	9,521,079
Nova Ltd.(1)	88,373	11,360,349
		27,012,348
Italy — 1.1%
Autogrill SpA(1)(2)	981,326	6,342,635
Brembo SpA	143,058	1,893,256
		8,235,891
Japan — 16.8%
Asics Corp.	263,600	6,527,119
BayCurrent Consulting, Inc.	19,600	8,099,071
en Japan, Inc.	169,700	5,278,273
Food & Life Cos. Ltd.	182,700	7,736,877
GMO Financial Gate, Inc.	25,200	6,434,566
Hennge KK(1)	58,800	2,189,407
IHI Corp.	337,600	6,307,356
Insource Co. Ltd.	205,800	4,432,897
JMDC, Inc.(1)	131,500	10,510,068
JTOWER, Inc.(1)	77,700	7,011,585
MatsukiyoCocokara & Co.	171,800	6,725,199
Menicon Co. Ltd.	143,100	4,735,294
Nextage Co. Ltd.	517,000	10,384,585
Nippon Gas Co. Ltd.	194,500	2,423,482
Open House Co. Ltd.	100,600	5,702,189
Outsourcing, Inc.	308,000	4,063,217
Simplex Holdings, Inc.(1)	148,900	3,675,242
Toyo Tire Corp.	311,300	4,722,122
11

	Shares	Value
Ushio, Inc.	361,100	$6,689,509
West Holdings Corp.	153,500	8,782,692
		122,430,750
Malaysia — 0.2%
CTOS Digital Bhd	3,464,700	1,528,746
Mexico — 0.2%
Controladora Vuela Cia de Aviacion SAB de CV, ADR(1)	93,263	1,382,158
Netherlands — 4.2%
Alfen Beheer BV(1)(2)	40,476	3,946,125
ASM International NV	8,392	3,772,139
ASR Nederland NV	125,424	5,356,272
Basic-Fit NV(1)(2)	119,372	5,180,952
BE Semiconductor Industries NV	88,943	8,457,573
OCI NV(1)	151,072	4,136,687
		30,849,748
Norway — 0.5%
Bakkafrost P/F	53,060	3,484,743
Poland — 0.6%
Bank Polska Kasa Opieki SA	156,169	4,509,714
South Korea — 2.7%
BGF retail Co. Ltd.	12,745	1,557,101
Chunbo Co. Ltd.	6,443	1,878,511
Ecopro BM Co. Ltd.	19,209	8,781,595
Hansol Chemical Co. Ltd.	23,254	5,866,682
Osstem Implant Co. Ltd.	19,844	1,865,958
		19,949,847
Sweden — 5.6%
AddTech AB, B Shares	308,791	7,019,641
BICO Group AB(1)	135,164	4,384,906
Fortnox AB	81,099	4,979,179
Lifco AB, B Shares	152,300	4,115,946
Nordic Entertainment Group AB, B Shares(1)	130,005	6,456,142
Scandic Hotels Group AB(1)(2)	888,780	3,454,634
Storytel AB(1)(2)	72,706	1,345,305
Trelleborg AB, B Shares	211,971	4,811,736
Vitrolife AB	68,073	4,164,790
		40,732,279
Switzerland — 3.9%
Comet Holding AG	22,385	8,423,155
PolyPeptide Group AG(1)	62,885	8,526,875
SIG Combibloc Group AG(1)	271,087	7,145,878
Zur Rose Group AG(1)	11,029	4,175,155
		28,271,063
Taiwan — 6.2%
Advanced Wireless Semiconductor Co.	1,127,000	5,925,331
Airtac International Group	72,131	2,207,536
ASPEED Technology, Inc.	100,000	12,060,072
Chailease Holding Co. Ltd.	909,261	8,044,237
Makalot Industrial Co. Ltd.	264,000	2,203,138
Merida Industry Co. Ltd.	230,000	2,470,011
Nien Made Enterprise Co. Ltd.	187,000	2,547,418
Parade Technologies Ltd.	71,000	5,408,660
12

	Shares	Value
Pegavision Corp.	138,000	$2,240,263
Wiwynn Corp.	54,000	2,027,156
		45,133,822
United Kingdom — 13.8%
Auction Technology Group plc(1)	205,680	3,455,693
Computacenter plc	140,481	5,272,878
Darktrace plc(1)	580,508	3,530,127
Electrocomponents plc	634,221	10,216,367
Endava plc, ADR(1)	73,427	11,494,263
Future plc	211,206	10,081,092
Greggs plc	179,724	7,153,431
Hays plc	3,331,759	6,517,882
Howden Joinery Group plc	501,909	5,782,471
Intermediate Capital Group plc	352,906	9,803,581
Marks & Spencer Group plc(1)	2,840,480	8,912,005
S4 Capital plc(1)	761,257	5,879,752
Tritax Big Box REIT plc	2,810,403	8,882,483
Watches of Switzerland Group plc(1)	187,839	3,352,093
		100,334,118
TOTAL COMMON STOCKS (Cost $603,527,923)		726,363,258
EXCHANGE-TRADED FUNDS†
Schwab International Small-Cap Equity ETF(2) (Cost $48,601)	1,179	47,632
TEMPORARY CASH INVESTMENTS — 0.4%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $770,619), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $754,458)		754,458
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $2,563,308), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $2,513,001)		2,513,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	11,695	11,695
TOTAL TEMPORARY CASH INVESTMENTS (Cost $3,279,153)		3,279,153
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $2,947,763)	2,947,763	2,947,763
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $609,803,440)		732,637,806
OTHER ASSETS AND LIABILITIES — (0.5)%		(3,912,865)
TOTAL NET ASSETS — 100.0%		$728,724,941

13

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	22.3%
Industrials	21.2%
Consumer Discretionary	16.7%
Health Care	9.8%
Financials	7.2%
Real Estate	5.1%
Materials	5.0%
Communication Services	4.8%
Consumer Staples	4.2%
Utilities	1.8%
Energy	1.6%
Exchange-Traded Funds	—*
Temporary Cash Investments	0.4%
Temporary Cash Investments - Securities Lending Collateral	0.4%
Other Assets and Liabilities	(0.5)%
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $8,843,630. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $9,582,978, which includes securities collateral of $6,635,215.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $606,855,677) — including $8,843,630 of securities on loan	$729,690,043
Investment made with cash collateral received for securities on loan, at value (cost of $2,947,763)	2,947,763
Total investment securities, at value (cost of $609,803,440)	732,637,806
Foreign currency holdings, at value (cost of $13,561)	13,633
Receivable for investments sold	7,746
Receivable for capital shares sold	68,738
Dividends and interest receivable	991,757
Securities lending receivable	6,354
Other assets	129,224
733,855,258

Liabilities
Payable for collateral received for securities on loan	2,947,763
Payable for investments purchased	881,858
Payable for capital shares redeemed	382,279
Accrued management fees	835,887
Distribution and service fees payable	3,230
Accrued other expenses	79,300
5,130,317

Net Assets	$728,724,941

Net Assets Consist of:
Capital (par value and paid-in surplus)	$506,227,626
Distributable earnings	222,497,315
$728,724,941

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$576,311,880	41,804,252	$13.79
I Class, $0.01 Par Value	$141,572,830	10,123,438	$13.98
A Class, $0.01 Par Value	$8,220,185	603,716	$13.62*
C Class, $0.01 Par Value	$666,506	51,787	$12.87
R Class, $0.01 Par Value	$1,953,540	145,466	$13.43
*Maximum offering price $14.45 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $787,306)	$7,825,585
Securities lending, net	147,984
Interest (net of foreign taxes withheld of $584)	9,951
7,983,520

Expenses:
Management fees	9,836,301
Distribution and service fees:
A Class	20,846
C Class	8,754
R Class	9,586
Directors' fees and expenses	18,882
Other expenses	123,834
10,018,203

Net investment income (loss)	(2,034,683)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $2,942)	120,628,055
Foreign currency translation transactions	(553,929)
120,074,126

Change in net unrealized appreciation (depreciation) on:
Investments	(51,897,070)
Translation of assets and liabilities in foreign currencies	(60,931)
(51,958,001)

Net realized and unrealized gain (loss)	68,116,125

Net Increase (Decrease) in Net Assets Resulting from Operations	$66,081,442

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$(2,034,683)	$(579,609)
Net realized gain (loss)	120,074,126	63,923,408
Change in net unrealized appreciation (depreciation)	(51,958,001)	83,177,979
Net increase (decrease) in net assets resulting from operations	66,081,442	146,521,778

Distributions to Shareholders
From earnings:
Investor Class	(18,706,813)	(4,749,297)
I Class	(3,151,509)	(906,124)
A Class	(240,368)	(42,373)
C Class	(34,163)	—
R Class	(47,944)	(8,828)
Decrease in net assets from distributions	(22,180,797)	(5,706,622)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	15,262,600	(58,197,577)

Net increase (decrease) in net assets	59,163,245	82,617,579

Net Assets
Beginning of period	669,561,696	586,944,117
End of period	$728,724,941	$669,561,696

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth.

The fund offers the Investor Class, I Class, A Class, C Class and R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$2,897,565	—	—	—	$2,897,565
Exchange-Traded Funds	50,198	—	—	—	50,198
Total Borrowings	$2,947,763	—	—	—	$2,947,763
Gross amount of recognized liabilities for securities lending transactions					$2,947,763
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

20

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets).

The management fee schedule range and the effective annual management fee for each class for the period ended November 30, 2021 are as follows:

	Management Fee Schedule Range	Effective Annual Management Fee
Investor Class	1.200% to 1.550%	1.35%
I Class	1.000% to 1.350%	1.15%
A Class	1.200% to 1.550%	1.35%
C Class	1.200% to 1.550%	1.35%
R Class	1.200% to 1.550%	1.35%

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $66,476 and $854,749, respectively. The effect of interfund transactions on the Statement of Operations was $85,598 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $935,093,225 and $938,766,780, respectively.
21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	670,000,000		670,000,000
Sold	2,437,144	$34,367,124	2,429,434	$26,155,762
Issued in reinvestment of distributions	1,354,945	17,560,086	424,410	4,426,599
Redeemed	(5,628,705)	(78,750,887)	(8,317,924)	(84,020,321)
	(1,836,616)	(26,823,677)	(5,464,080)	(53,437,960)
I Class/Shares Authorized	95,000,000		95,000,000
Sold	4,218,085	60,805,209	2,092,097	23,001,037
Issued in reinvestment of distributions	239,554	3,142,942	83,972	885,061
Redeemed	(1,569,667)	(22,513,217)	(2,578,345)	(27,119,055)
	2,887,972	41,434,934	(402,276)	(3,232,957)
A Class/Shares Authorized	40,000,000		40,000,000
Sold	92,719	1,297,041	106,306	1,177,267
Issued in reinvestment of distributions	18,060	231,711	4,036	41,817
Redeemed	(69,487)	(962,100)	(150,485)	(1,530,563)
	41,292	566,652	(40,143)	(311,479)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	2,433	32,156	11,523	126,662
Issued in reinvestment of distributions	2,798	34,163	—	—
Redeemed	(33,621)	(447,317)	(39,923)	(427,777)
	(28,390)	(380,998)	(28,400)	(301,115)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	77,494	1,049,015	51,608	543,660
Issued in reinvestment of distributions	3,781	47,944	859	8,819
Redeemed	(46,026)	(631,270)	(139,258)	(1,466,545)
	35,249	465,689	(86,791)	(914,066)
Net increase (decrease)	1,099,507	$15,262,600	(6,021,690)	$(58,197,577)

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

22

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$3,360,953	$7,916,665	—
Canada	3,973,052	97,022,016	—
China	2,375,140	6,568,577	—
India	10,841,331	22,888,934	—
Israel	27,012,348	—	—
Mexico	1,382,158	—	—
United Kingdom	11,494,263	88,839,855	—
Other Countries	—	442,687,966	—
Exchange-Traded Funds	47,632	—	—
Temporary Cash Investments	11,695	3,267,458	—
Temporary Cash Investments - Securities Lending Collateral	2,947,763	—	—
	$63,446,335	$669,191,471	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $2.0880 for the Investor Class, I Class, A Class, C Class and R Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	A Class	C Class	R Class
$0.0463	$0.0730	$0.0130	—	—

23

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	—	$5,367,829
Long-term capital gains	$22,180,797	$338,793

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$622,432,540
Gross tax appreciation of investments	$145,422,385
Gross tax depreciation of investments	(35,217,119)
Net tax appreciation (depreciation) of investments	110,205,266
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(108,596)
Net tax appreciation (depreciation)	$110,096,670
Undistributed ordinary income	$18,482,818
Accumulated long-term gains	$93,917,827

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
24

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$12.95	(0.04)	1.31	1.27	—	(0.43)	(0.43)	$13.79	10.01%	1.37%	1.37%	(0.30)%	(0.30)%	127%	$576,312
2020	$10.17	(0.01)	2.89	2.88	(0.10)	—	(0.10)	$12.95	28.52%	1.40%	1.40%	(0.12)%	(0.12)%	131%	$565,150
2019	$9.33	0.01	1.13	1.14	(0.05)	(0.25)	(0.30)	$10.17	12.88%	1.46%	1.46%	0.23%	0.23%	124%	$499,296
2018	$11.94	0.01	(1.51)	(1.50)	(0.06)	(1.05)	(1.11)	$9.33	(13.98)%	1.48%	1.62%	0.07%	(0.07)%	140%	$131,043
2017	$8.49	(0.01)	3.46	3.45	—(3)	—	—(3)	$11.94	40.69%	1.53%	1.73%	(0.11)%	(0.31)%	124%	$163,540
I Class
2021	$13.10	(0.01)	1.32	1.31	—	(0.43)	(0.43)	$13.98	10.12%	1.17%	1.17%	(0.10)%	(0.10)%	127%	$141,573
2020	$10.29	0.01	2.92	2.93	(0.12)	—	(0.12)	$13.10	28.84%	1.20%	1.20%	0.08%	0.08%	131%	$94,818
2019	$9.44	0.03	1.14	1.17	(0.07)	(0.25)	(0.32)	$10.29	13.06%	1.26%	1.26%	0.43%	0.43%	124%	$78,575
2018	$12.07	0.04	(1.54)	(1.50)	(0.08)	(1.05)	(1.13)	$9.44	(13.81)%	1.28%	1.42%	0.27%	0.13%	140%	$53,224
2017	$8.58	0.02	3.49	3.51	(0.02)	—	(0.02)	$12.07	41.01%	1.33%	1.53%	0.09%	(0.11)%	124%	$10,529

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class
2021	$12.83	(0.08)	1.30	1.22	—	(0.43)	(0.43)	$13.62	9.70%	1.62%	1.62%	(0.55)%	(0.55)%	127%	$8,220
2020	$10.07	(0.04)	2.87	2.83	(0.07)	—	(0.07)	$12.83	28.28%	1.65%	1.65%	(0.37)%	(0.37)%	131%	$7,214
2019	$9.24	(0.02)	1.13	1.11	(0.03)	(0.25)	(0.28)	$10.07	12.60%	1.71%	1.71%	(0.02)%	(0.02)%	124%	$6,067
2018	$11.84	(0.02)	(1.50)	(1.52)	(0.03)	(1.05)	(1.08)	$9.24	(14.25)%	1.73%	1.87%	(0.18)%	(0.32)%	140%	$8,131
2017	$8.43	(0.03)	3.44	3.41	—	—	—	$11.84	40.45%	1.78%	1.98%	(0.36)%	(0.56)%	124%	$12,855
C Class
2021	$12.23	(0.17)	1.24	1.07	—	(0.43)	(0.43)	$12.87	8.93%	2.37%	2.37%	(1.30)%	(1.30)%	127%	$667
2020	$9.61	(0.11)	2.73	2.62	—	—	—	$12.23	27.26%	2.40%	2.40%	(1.12)%	(1.12)%	131%	$981
2019	$8.86	(0.07)	1.07	1.00	—	(0.25)	(0.25)	$9.61	11.77%	2.46%	2.46%	(0.77)%	(0.77)%	124%	$1,044
2018	$11.44	(0.10)	(1.43)	(1.53)	—	(1.05)	(1.05)	$8.86	(14.93)%	2.48%	2.62%	(0.93)%	(1.07)%	140%	$1,411
2017	$8.21	(0.11)	3.34	3.23	—	—	—	$11.44	39.46%	2.53%	2.73%	(1.11)%	(1.31)%	124%	$2,453
R Class
2021	$12.69	(0.11)	1.28	1.17	—	(0.43)	(0.43)	$13.43	9.41%	1.87%	1.87%	(0.80)%	(0.80)%	127%	$1,954
2020	$9.96	(0.07)	2.84	2.77	(0.04)	—	(0.04)	$12.69	27.96%	1.90%	1.90%	(0.62)%	(0.62)%	131%	$1,398
2019	$9.14	(0.04)	1.12	1.08	(0.01)	(0.25)	(0.26)	$9.96	12.33%	1.96%	1.96%	(0.27)%	(0.27)%	124%	$1,962
2018	$11.72	(0.05)	(1.48)	(1.53)	—(3)	(1.05)	(1.05)	$9.14	(14.46)%	1.98%	2.12%	(0.43)%	(0.57)%	140%	$1,300
2017	$8.37	(0.06)	3.41	3.35	—	—	—	$11.72	40.02%	2.03%	2.23%	(0.61)%	(0.81)%	124%	$939

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Opportunities Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Opportunities Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

31

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

32

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
33

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints that serve to reduce the effective management fee as the assets of the Fund grow.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees,
34

costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients and, where expressly provided, these other client assets may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $27,674,874, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $923,040 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $8,219,701 and foreign taxes paid of $295,297, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.1559 and $0.0056, respectively.

The fund utilized earnings and profits of $6,589,357 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

37

Notes

38

Notes

39

Notes
40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91032 2201

Annual Report

November 30, 2021

International Value Fund
Investor Class (ACEVX)
I Class (ACVUX)
A Class (MEQAX)
C Class (ACCOX)
R Class (ACVRX)
R6 Class (ACVDX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ACEVX	9.30%	5.51%	4.92%	—	4/3/06
MSCI EAFE Value Index	—	9.29%	5.07%	5.13%	—	—
I Class	ACVUX	9.54%	5.72%	5.13%	—	4/3/06
A Class	MEQAX					3/31/97
No sales charge		9.10%	5.26%	4.65%	—
With sales charge		2.82%	4.03%	4.04%	—
C Class	ACCOX	8.19%	4.47%	3.88%	—	4/3/06
R Class	ACVRX	8.73%	4.99%	4.39%	—	4/3/06
R6 Class	ACVDX	9.71%	5.89%	—	3.37%	7/26/13
Average annual returns since inception are presented when ten years of performance history is not available.

C Class shares will automatically convert to A Class shares after being held for approximately eight years. C
Class average annual returns do not reflect this conversion.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $16,177

MSCI EAFE Value Index — $16,504

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.11%	0.91%	1.36%	2.11%	1.61%	0.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

International Value rose 9.30%* for the fiscal year ended November 30, 2021, compared with the 9.29% return of its benchmark, the MSCI EAFE Value Index. Fund results reflect operating expenses, while benchmark returns do not.

Global stocks delivered positive returns early in the reporting period, supported by improving corporate earnings. The vaccine rollout and predictions for better global economic growth also boosted equity performance. Expectations for accelerating economic improvement drove a rotation into cyclical stocks early in the period, which led value stocks to outperform growth. Later, several headwinds emerged, including COVID-19’s delta variant, supply chain disruptions, soaring inflation and rising yields. These eventually dampened the economic outlook and stock returns. Higher input costs and logistics challenges raised worries that profit margins could weaken in the near term. Global policymakers at central banks in England, Japan and the European Union signaled they likely would begin tapering asset purchases before year-end. A surge in credit problems for property developer China Evergrande Group late in the period also raised fears of a wider global credit crisis. In that environment, non-U.S. stock returns were volatile and declined from earlier highs, but nevertheless finished the period with solid gains.

Our stock selection process incorporates factors of valuation, quality, growth and sentiment, while minimizing unintended risks among industries and other risk characteristics. The consumer staples and health care sectors contributed the most to the fund’s relative returns. Positioning in the utilities and real estate sectors also contributed. Selection and allocation decisions made the industrials, energy, communication services and financials sectors detractors from relative performance.

Geographically, stock choices within Israel, the U.S. and Switzerland contributed the most to relative returns. In contrast, security selection in Japan, Finland and Sweden detracted from the fund’s results.

Consumer Staples and Health Care Stocks Drive Contribution

In the consumer staples sector, positioning in the beverages industry was a top contributor to the fund’s outperformance. It helped relative results to be underweight Anheuser-Busch InBev, which was hurt by supply chain bottlenecks that caused demand for aluminum cans to surge and resulted in delivery delays. In the personal products industry, limited exposure to the British company Unilever was beneficial. The company said inflation had impacted input costs and pandemic-related shutdowns in Asia had hurt sales volumes. An overweight position in Jeronimo Martins, a Portuguese food retailer, added to performance as well. The company’s shares benefited from a market rotation into more defensive stocks.

In the health care sector, stock selection in the pharmaceuticals industry was the primary driver. The decision to limit exposure to several large pharmaceuticals stocks, including Novartis, Bayer and Sanofi, was beneficial, and we exited our position in Bayer. In addition, an overweight position in Novo Nordisk was also advantageous. A strong product pipeline and anticipated gains in the diabetes treatment market helped support shares.

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

A large underweight position in the utilities sector added to relative performance as well. In the electric utilities industry, a decision to underweight shares of Enel, an Italian power company, contributed positively to results. The company reported lower sales and income due in part to lower energy trading activity in Italy and to unfavorable exchange rates with Latin America. In the real estate sector, a decision to avoid Vonovia, a Germany-based apartment developer, was also advantageous. Shares of Vonovia were hindered by doubts about the company’s attempted merger with another German apartment developer.

Elsewhere, U.K.-based Evraz, a steel manufacturing and mining company, contributed prominently to relative performance. Shares of the metals company moved higher on an improved earnings outlook.

Industrials Sector Detracted from Relative Results

Positioning in the industrials sector, particularly in the aerospace and defense and machinery industries, detracted from the fund’s relative returns. In the aerospace and defense industry, limited exposure to Airbus hindered results as did an overweight position in Safran, a France-based maker of aircraft and rocket engines. Shares of Airbus rose on strong earnings and upgrade guidance, while shares of Safran fell on weaker sales and earnings. We exited our position in Safran.

In the machinery industry, an overweight position was detrimental as were certain stock selections. For example, shares of Kone, a Finland-based company that makes elevators and escalators, declined due to parts shortages and rising input costs. We exited this position during the period. An overweight to the airlines industry also hindered relative performance.

Overweight exposure to Japan-based Nintendo, a video game company, also weighed on relative returns. The company’s stock declined due to earnings that were weaker relative to pandemic-related strength in 2020. An underweight position in Toyota Motor also detracted from performance. The company reported strong earnings in 2021 and raised its guidance for 2022.

Portfolio Positioning

With 2022 on the horizon, global economies continue to confront higher inflation, potentially slower economic growth and continued uncertainty surrounding the coronavirus pandemic. We believe our disciplined investment approach can be particularly beneficial during periods of volatility, and we adhere to our process regardless of the market environment. We believe this allows us to take advantage of opportunities presented by market inefficiencies. We seek to maintain balanced exposure to our fundamentally based, multidimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. We also seek to limit active risk at the country, sector and industry level, and we typically allow only modest overweights and underweights. As of November 30, 2021, the fund’s largest overweight positions are in the consumer discretionary and information technology sectors. The fund’s largest underweights are in the utilities and real estate sectors. Geographically, the fund is overweight particularly in the U.S., Israel, France and Netherlands and underweight in Europe, particularly to Germany, Switzerland and the U.K.
6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.5%

Top Five Countries	% of net assets
Japan	23.6%
United Kingdom	14.3%
France	13.7%
United States	7.1%
Germany	6.6%

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$915.80	$5.37	1.10%
I Class	$1,000	$916.70	$4.40	0.90%
A Class	$1,000	$914.20	$6.58	1.35%
C Class	$1,000	$910.80	$10.22	2.10%
R Class	$1,000	$913.80	$7.80	1.60%
R6 Class	$1,000	$917.70	$3.66	0.75%
Hypothetical
Investor Class	$1,000	$1,019.87	$5.66	1.10%
I Class	$1,000	$1,020.89	$4.63	0.90%
A Class	$1,000	$1,018.60	$6.94	1.35%
C Class	$1,000	$1,014.78	$10.78	2.10%
R Class	$1,000	$1,017.33	$8.22	1.60%
R6 Class	$1,000	$1,021.66	$3.86	0.75%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 4.8%
Aristocrat Leisure Ltd.	24,174	$751,333
Coles Group Ltd.	19,750	252,203
Commonwealth Bank of Australia	1,890	124,780
National Australia Bank Ltd.	35,703	689,891
Qantas Airways Ltd.(1)	66,759	238,643
Rio Tinto Ltd.	1,343	89,112
Santos Ltd.	70,939	319,880
Stockland, REIT	146,347	451,815
Suncorp Group Ltd.	19,689	150,859
Wesfarmers Ltd.	8,025	323,483
		3,391,999
Austria — 1.2%
Raiffeisen Bank International AG	9,721	289,102
voestalpine AG	16,933	571,447
		860,549
Belgium — 0.8%
Solvay SA	5,168	578,240
Denmark — 0.5%
Novo Nordisk A/S, B Shares	3,536	378,529
Finland — 0.3%
Fortum Oyj	7,130	205,003
France — 13.7%
Airbus SE(1)	5,513	615,361
Arkema SA	2,115	277,322
AXA SA	13,509	371,336
BNP Paribas SA	9,118	566,680
Cie de Saint-Gobain	11,934	756,970
Cie Generale des Etablissements Michelin SCA	6,347	936,629
Dassault Systemes SE	5,274	317,922
EssilorLuxottica SA	1,905	381,777
Hermes International	220	412,853
L'Oreal SA	397	179,260
Legrand SA	8,990	987,596
Publicis Groupe SA	10,049	650,259
Sanofi	2,437	231,667
Schneider Electric SE	6,957	1,234,686
STMicroelectronics NV	4,779	232,746
Thales SA	2,582	211,843
TotalEnergies SE	26,448	1,216,946
Veolia Environnement SA	2,024	64,908
		9,646,761
Germany — 6.6%
Allianz SE	4,296	932,349
Brenntag SE	6,800	582,423
Carl Zeiss Meditec AG	2,759	552,765
Deutsche Post AG	4,697	277,412
10

	Shares	Value
E.ON SE	27,599	$340,471
GEA Group AG	13,977	707,343
Merck KGaA	379	93,672
Siemens AG	3,986	635,430
Telefonica Deutschland Holding AG	65,642	175,076
Uniper SE	6,817	295,966
Vitesco Technologies Group AG(1)	870	38,677
		4,631,584
Hong Kong — 1.3%
Hong Kong Exchanges & Clearing Ltd.	10,700	588,408
Sun Hung Kai Properties Ltd.	27,500	334,859
		923,267
Ireland — 1.3%
CRH plc	18,595	903,990
Israel — 3.6%
Bank Leumi Le-Israel BM	101,690	978,523
Israel Discount Bank Ltd., A Shares(1)	139,223	850,766
Mizrahi Tefahot Bank Ltd.	18,859	693,469
		2,522,758
Italy — 2.7%
CNH Industrial NV	11,619	190,716
Enel SpA	41,406	313,748
FinecoBank Banca Fineco SpA	31,147	545,508
Mediobanca Banca di Credito Finanziario SpA	27,207	300,957
Tenaris SA	54,138	530,168
		1,881,097
Japan — 23.6%
AGC, Inc.	3,600	175,309
Bridgestone Corp.	8,000	320,788
Brother Industries Ltd.	31,400	538,901
Canon, Inc.	39,700	873,111
Capcom Co., Ltd.	11,800	293,706
Dai Nippon Printing Co. Ltd.	5,700	133,780
ENEOS Holdings, Inc.	113,600	421,714
FUJIFILM Holdings Corp.	10,000	786,611
Fujitsu Ltd.	1,100	181,812
Hoya Corp.	3,100	490,688
Iida Group Holdings Co. Ltd.	30,300	625,706
INPEX Corp.	35,100	287,209
Japan Airlines Co. Ltd.(1)	8,700	156,827
Japan Exchange Group, Inc.	11,600	251,153
Japan Post Insurance Co. Ltd.	23,200	358,382
JFE Holdings, Inc.	11,000	125,376
KDDI Corp.	31,200	905,273
Lixil Corp.	6,300	154,123
Mitsubishi Corp.	10,300	306,265
Mitsubishi Electric Corp.	60,700	758,431
Mitsubishi UFJ Financial Group, Inc.	58,900	311,073
Mitsui & Co. Ltd.	15,500	348,493
MS&AD Insurance Group Holdings, Inc.	16,900	492,781
Nintendo Co. Ltd.	600	264,611
Nippon Yusen KK	2,700	174,876
11

	Shares	Value
Nitto Denko Corp.	1,900	$131,725
Oriental Land Co. Ltd.	1,200	188,562
ORIX Corp.	25,800	508,348
Otsuka Holdings Co. Ltd.	3,400	123,147
Panasonic Corp.	46,600	508,058
Renesas Electronics Corp.(1)	20,900	262,615
Seiko Epson Corp.	27,200	438,558
Seven & i Holdings Co. Ltd.	4,700	189,304
Shionogi & Co. Ltd.	7,400	516,603
Shizuoka Bank Ltd. (The)	72,200	507,571
Softbank Corp.	8,000	110,116
Sompo Holdings, Inc.	4,000	164,272
Sony Group Corp.	6,300	768,655
Sumitomo Chemical Co. Ltd.	149,800	687,140
Tokyo Electron Ltd.	600	315,282
Toyota Motor Corp.	39,500	700,700
Yamaha Motor Co. Ltd.	30,100	756,971
		16,614,626
Netherlands — 4.0%
Koninklijke Ahold Delhaize NV	33,235	1,118,349
NN Group NV	8,659	430,261
Randstad NV	7,214	455,210
Wolters Kluwer NV	7,284	819,165
		2,822,985
New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	10,648	240,917
Norway — 1.4%
Equinor ASA	11,937	298,675
Yara International ASA	14,549	714,214
		1,012,889
Portugal — 1.5%
EDP Renovaveis SA	6,752	173,662
Jeronimo Martins SGPS SA	41,372	902,712
		1,076,374
Singapore — 2.1%
DBS Group Holdings Ltd.	33,213	723,465
Singapore Telecommunications Ltd.	122,800	211,451
United Overseas Bank Ltd.	29,400	550,254
		1,485,170
Spain — 2.7%
Banco Bilbao Vizcaya Argentaria SA	202,372	1,072,900
Industria de Diseno Textil SA	16,038	506,972
Naturgy Energy Group SA(2)	11,278	311,136
		1,891,008
Sweden — 0.6%
Husqvarna AB, B Shares	548	7,715
Lundin Energy AB	11,187	395,342
		403,057
Switzerland — 3.8%
Kuehne + Nagel International AG	1,008	288,155
Novartis AG	9,944	792,594
Partners Group Holding AG	282	486,689
12

	Shares	Value
Sonova Holding AG	728	$273,596
Straumann Holding AG	381	809,986
		2,651,020
United Kingdom — 14.3%
Anglo American plc	9,711	357,460
Aviva plc	190,909	974,335
Barclays plc	58,842	143,673
BHP Group plc	37,879	1,035,083
BP plc	129,542	562,047
Evraz plc	83,501	636,555
GlaxoSmithKline plc	9,659	196,108
HSBC Holdings plc	38,574	213,175
JD Sports Fashion plc	172,040	508,778
Kingfisher plc	47,071	197,803
Legal & General Group plc	91,044	340,131
Lloyds Banking Group plc	405,220	251,619
Next plc	6,042	631,237
Prudential plc	8,764	148,035
Rio Tinto plc	16,777	1,028,499
Royal Dutch Shell plc, A Shares	32,896	688,164
Royal Dutch Shell plc, B Shares	48,754	1,021,685
Unilever plc	11,361	580,240
Vodafone Group plc	377,849	547,812
		10,062,439
United States — 7.1%
Alphabet, Inc., Class C(1)	86	245,017
Amazon.com, Inc.(1)	82	287,580
American Express Co.	1,255	191,137
Blackstone, Inc.	3,679	520,395
Broadcom, Inc.	653	361,553
Chemours Co. (The)	7,784	231,185
Crane Co.	6,121	590,921
Delta Air Lines, Inc.(1)	6,288	227,626
Devon Energy Corp.	6,095	256,356
Goldman Sachs Group, Inc. (The)	558	212,592
Hilton Worldwide Holdings, Inc.(1)	2,061	278,379
Horizon Therapeutics plc(1)	2,356	244,459
JPMorgan Chase & Co.	2,116	336,084
Microsoft Corp.	999	330,259
Nasdaq, Inc.	1,897	385,527
QUALCOMM, Inc.	1,801	325,189
		5,024,259
TOTAL COMMON STOCKS (Cost $66,769,841)		69,208,521
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $220,871), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $216,239)		216,239
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $735,516), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $721,000)		721,000
13

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	3,352	$3,352
TOTAL TEMPORARY CASH INVESTMENTS (Cost $940,591)		940,591
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $67,710,432)		70,149,112
OTHER ASSETS AND LIABILITIES — 0.5%		340,979
TOTAL NET ASSETS — 100.0%		$70,490,091

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.4%
Industrials	15.5%
Consumer Discretionary	13.1%
Materials	10.5%
Energy	8.5%
Information Technology	7.1%
Health Care	6.9%
Communication Services	5.0%
Consumer Staples	4.7%
Utilities	2.4%
Real Estate	1.1%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	0.5%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $234,194. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $251,903, all of which is securities collateral.

See Notes to Financial Statements.
14

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $67,710,432) — including $234,194 of securities on loan	$70,149,112
Foreign currency holdings, at value (cost of $34,890)	35,041
Receivable for capital shares sold	25,348
Dividends and interest receivable	406,858
Securities lending receivable	873
70,617,232

Liabilities
Payable for capital shares redeemed	66,580
Accrued management fees	58,156
Distribution and service fees payable	2,405
127,141

Net Assets	$70,490,091

Net Assets Consist of:
Capital (par value and paid-in surplus)	$71,081,303
Distributable earnings	(591,212)
$70,490,091

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$14,827,048	1,771,079	$8.37
I Class, $0.01 Par Value	$46,842,442	5,604,484	$8.36
A Class, $0.01 Par Value	$6,406,937	761,066	$8.42*
C Class, $0.01 Par Value	$734,393	87,721	$8.37
R Class, $0.01 Par Value	$893,209	106,591	$8.38
R6 Class, $0.01 Par Value	$786,062	94,047	$8.36
*Maximum offering price $8.93 (net asset value divided by 0.9425).

See Notes to Financial Statements.
15

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $212,065)	$2,384,193
Securities lending, net	12,652
Interest	300
2,397,145

Expenses:
Management fees	634,271
Distribution and service fees:
A Class	17,146
C Class	8,417
R Class	4,618
Directors' fees and expenses	1,628
Other expenses	150
666,230

Net investment income (loss)	1,730,915

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	4,170,902
Futures contract transactions	67,981
Foreign currency translation transactions	2,225
4,241,108

Change in net unrealized appreciation (depreciation) on:
Investments	(1,791,212)
Futures contracts	(40,092)
Translation of assets and liabilities in foreign currencies	(10,884)
(1,842,188)

Net realized and unrealized gain (loss)	2,398,920

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,129,835

See Notes to Financial Statements.
16

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$1,730,915	$983,587
Net realized gain (loss)	4,241,108	(1,208,921)
Change in net unrealized appreciation (depreciation)	(1,842,188)	3,521,037
Net increase (decrease) in net assets resulting from operations	4,129,835	3,295,703

Distributions to Shareholders
From earnings:
Investor Class	(310,577)	(330,222)
I Class	(835,020)	(669,104)
A Class	(125,340)	(164,627)
C Class	(8,358)	(17,023)
R Class	(14,024)	(14,529)
R6 Class	(25,537)	(218,419)
Decrease in net assets from distributions	(1,318,856)	(1,413,924)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	16,171,205	6,489,456

Net increase (decrease) in net assets	18,982,184	8,371,235

Net Assets
Beginning of period	51,507,907	43,136,672
End of period	$70,490,091	$51,507,907

See Notes to Financial Statements.
17

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth.

The fund offers the Investor Class, I Class, A Class, C Class, R Class and R6 Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

18

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.
Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.
3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC.
Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class.
The annual management fee for each class is as follows:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
1.10%	0.90%	1.10%	1.10%	1.10%	0.75%

20

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.
Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $215,554 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $94,801,076 and $78,129,891, respectively.

21

5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	40,000,000		40,000,000
Sold	557,197	$4,873,094	1,009,982	$7,521,588
Issued in reinvestment of distributions	35,319	300,929	46,745	321,514
Redeemed	(436,726)	(3,831,229)	(648,246)	(4,522,731)
	155,790	1,342,794	408,481	3,320,371
I Class/Shares Authorized	40,000,000		40,000,000
Sold	2,185,152	19,237,408	1,655,973	11,355,643
Issued in reinvestment of distributions	98,238	835,020	96,273	669,104
Redeemed	(507,317)	(4,453,793)	(430,511)	(3,029,441)
	1,776,073	15,618,635	1,321,735	8,995,306
A Class/Shares Authorized	30,000,000		30,000,000
Sold	70,665	618,269	43,931	312,511
Issued in reinvestment of distributions	14,498	124,535	23,249	164,079
Redeemed	(109,426)	(962,671)	(141,618)	(1,033,880)
	(24,263)	(219,867)	(74,438)	(557,290)
C Class/Shares Authorized	30,000,000		30,000,000
Sold	11,368	97,302	7,452	55,084
Issued in reinvestment of distributions	974	8,358	2,374	16,902
Redeemed	(43,057)	(372,648)	(77,824)	(542,937)
	(30,715)	(266,988)	(67,998)	(470,951)
R Class/Shares Authorized	30,000,000		30,000,000
Sold	26,160	231,046	49,675	350,364
Issued in reinvestment of distributions	1,328	11,483	2,089	14,495
Redeemed	(29,232)	(254,388)	(19,547)	(127,277)
	(1,744)	(11,859)	32,217	237,582
R6 Class/Shares Authorized	45,000,000		45,000,000
Sold	164,202	1,458,253	363,258	2,504,184
Issued in reinvestment of distributions	3,008	25,537	31,120	218,419
Redeemed	(204,652)	(1,775,300)	(1,122,203)	(7,758,165)
	(37,442)	(291,510)	(727,825)	(5,035,562)
Net increase (decrease)	1,837,699	$16,171,205	892,172	$6,489,456

22

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.
The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
United States	$5,024,259	—	—
Other Countries	—	$64,184,262	—
Temporary Cash Investments	3,352	937,239	—
	$5,027,611	$65,121,501	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $1,069,755 futures contracts purchased.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended November 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $67,981 in net realized gain (loss) on futures contract transactions and $(40,092) in change in net unrealized appreciation (depreciation) on futures contracts.
23

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information
On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	A Class	C Class	R Class	R6 Class
$0.2836	$0.2968	$0.2672	$0.2178	$0.2507	$0.3066

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$1,318,856	$1,413,924
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$68,217,298
Gross tax appreciation of investments	$5,509,982
Gross tax depreciation of investments	(3,578,168)
Net tax appreciation (depreciation) of investments	1,931,814
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(1,173)
Net tax appreciation (depreciation)	$1,930,641
Undistributed ordinary income	$2,447,528
Accumulated short-term capital losses	$(3,138,635)
Accumulated long-term capital losses	$(1,830,746)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
24

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.
25

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$7.82	0.23	0.50	0.73	(0.18)	$8.37	9.30%	1.10%	1.10%	2.57%	2.57%	124%	$14,827
2020	$7.57	0.15	0.33	0.48	(0.23)	$7.82	6.69%	1.21%	1.22%	2.16%	2.15%	91%	$12,633
2019	$7.61	0.23	0.02	0.25	(0.29)	$7.57	3.41%	1.34%	1.34%	3.13%	3.13%	87%	$9,136
2018	$8.96	0.21	(1.27)	(1.06)	(0.29)	$7.61	(12.25)%	1.30%	1.30%	2.56%	2.56%	80%	$11,008
2017	$7.40	0.21	1.51	1.72	(0.16)	$8.96	23.59%	1.30%	1.30%	2.47%	2.47%	101%	$14,398
I Class
2021	$7.81	0.24	0.51	0.75	(0.20)	$8.36	9.54%	0.90%	0.90%	2.77%	2.77%	124%	$46,842
2020	$7.57	0.16	0.33	0.49	(0.25)	$7.81	6.93%	1.01%	1.02%	2.36%	2.35%	91%	$29,898
2019	$7.62	0.25	0.01	0.26	(0.31)	$7.57	3.53%	1.14%	1.14%	3.33%	3.33%	87%	$18,981
2018	$8.97	0.22	(1.26)	(1.04)	(0.31)	$7.62	(12.05)%	1.10%	1.10%	2.76%	2.76%	80%	$7,434
2017	$7.41	0.23	1.51	1.74	(0.18)	$8.97	23.86%	1.10%	1.10%	2.67%	2.67%	101%	$4,173
A Class
2021	$7.86	0.20	0.52	0.72	(0.16)	$8.42	9.10%	1.35%	1.35%	2.32%	2.32%	124%	$6,407
2020	$7.60	0.13	0.33	0.46	(0.20)	$7.86	6.32%	1.46%	1.47%	1.91%	1.90%	91%	$6,176
2019	$7.64	0.22	0.01	0.23	(0.27)	$7.60	3.08%	1.59%	1.59%	2.88%	2.88%	87%	$6,532
2018	$8.99	0.19	(1.27)	(1.08)	(0.27)	$7.64	(12.43)%	1.55%	1.55%	2.31%	2.31%	80%	$7,651
2017	$7.41	0.17	1.55	1.72	(0.14)	$8.99	23.45%	1.55%	1.55%	2.22%	2.22%	101%	$9,857

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2021	$7.82	0.12	0.52	0.64	(0.09)	$8.37	8.19%	2.10%	2.10%	1.57%	1.57%	124%	$734
2020	$7.51	0.07	0.34	0.41	(0.10)	$7.82	5.65%	2.21%	2.22%	1.16%	1.15%	91%	$926
2019	$7.54	0.16	0.01	0.17	(0.20)	$7.51	2.29%	2.34%	2.34%	2.13%	2.13%	87%	$1,400
2018	$8.87	0.13	(1.26)	(1.13)	(0.20)	$7.54	(13.04)%	2.30%	2.30%	1.56%	1.56%	80%	$2,224
2017	$7.33	0.12	1.51	1.63	(0.09)	$8.87	22.41%	2.30%	2.30%	1.47%	1.47%	101%	$4,225
R Class
2021	$7.83	0.18	0.51	0.69	(0.14)	$8.38	8.73%	1.60%	1.60%	2.07%	2.07%	124%	$893
2020	$7.55	0.12	0.33	0.45	(0.17)	$7.83	6.16%	1.71%	1.72%	1.66%	1.65%	91%	$848
2019	$7.58	0.19	0.02	0.21	(0.24)	$7.55	2.91%	1.84%	1.84%	2.63%	2.63%	87%	$575
2018	$8.93	0.18	(1.29)	(1.11)	(0.24)	$7.58	(12.74)%	1.80%	1.80%	2.06%	2.06%	80%	$672
2017	$7.36	0.16	1.52	1.68	(0.11)	$8.93	23.09%	1.80%	1.80%	1.97%	1.97%	101%	$537
R6 Class
2021	$7.81	0.27	0.49	0.76	(0.21)	$8.36	9.71%	0.75%	0.75%	2.92%	2.92%	124%	$786
2020	$7.58	0.18	0.32	0.50	(0.27)	$7.81	7.08%	0.86%	0.87%	2.51%	2.50%	91%	$1,027
2019	$7.63	0.26	0.01	0.27	(0.32)	$7.58	3.72%	0.99%	0.99%	3.48%	3.48%	87%	$6,513
2018	$8.98	0.26	(1.29)	(1.03)	(0.32)	$7.63	(11.91)%	0.95%	0.95%	2.91%	2.91%	80%	$16,485
2017	$7.42	0.23	1.52	1.75	(0.19)	$8.98	24.06%	0.95%	0.95%	2.82%	2.82%	101%	$46,833

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of International Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $2,580,364 and foreign taxes paid of $145,176, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.3063 and $0.0172, respectively.

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91029 2201

Annual Report

November 30, 2021

Non-U.S. Intrinsic Value Fund
Investor Class (ANTUX)
I Class (ANVHX)
A Class (ANVLX)
R Class (ANVRX)
R6 Class (ANVMX)
G Class (ANTGX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter
Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the period ended November 30, 2021. Annual reports help convey important information about fund returns, including market factors that affected performance. For additional investment insights, please visit americancentury.com.

Global Stocks Advanced Despite Lingering and New Challenges

Global stocks broadly delivered solid gains for the 12-month period, even as pandemic-related challenges persisted. Improving economic data, along with central bank and government support and positive vaccine developments, helped boost corporate earnings and promote investor optimism. The U.S. generally outpaced other nations. Virus outbreaks and slower vaccine rollouts, particularly in emerging markets, led to lingering lockdowns in some regions.

As the period progressed, steady economic gains combined with ongoing monetary and fiscal support, rising energy prices and severe supply chain disruptions pushed global interest rates and inflation higher. In the U.S., year-over-year headline inflation climbed to 6.8% in November 2021, the largest 12-month increase in nearly 40 years. Similarly, inflation in the eurozone hit a 30-year high, while prices in the U.K. climbed to their highest level in 10 years.

Late in the period, the Federal Reserve began tapering its bond buying while adopting a more hawkish rate-tightening outlook amid surging inflation. However, central banks in Europe and the U.K. maintained their supportive programs, expressing concerns about slowing global growth outlooks. Meanwhile, the emergence of a new COVID-19 variant in late November triggered a steep sell-off among global stocks to end the reporting period.

Despite mounting inflation worries and late-period volatility, global stocks delivered solid performance for the full 12 months, highlighted by strong gains in developed markets. Emerging markets stocks generally delivered more modest returns.

Several Factors Shaping Market Dynamics

The return to pre-pandemic life is progressing, albeit somewhat cautiously due to COVID-19’s lingering effects. As the economy and markets respond to this fluid backdrop, investors will face opportunities and ongoing challenges. Economic growth, inflation, the virus’s trajectory, supply chain normalization and fiscal and monetary policy likely will sway market dynamics.
We appreciate your confidence in us during these extraordinary times. Our firm has a long history of helping clients weather unpredictable markets, and we’re confident we will continue to meet today’s challenges.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments
2

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	Since Inception	Inception Date
Investor Class	ANTUX	10.15%	1.19%	12/6/18
MSCI ACWI ex-U.S. Index	—	9.14%	10.94%	—
I Class	ANVHX	10.47%	-0.45%	12/3/19
A Class	ANVLX			12/3/19
No sales charge		9.89%	-0.89%
With sales charge		3.54%	-3.80%
R Class	ANVRX	9.65%	-1.18%	12/3/19
R6 Class	ANVMX	10.57%	-0.31%	12/3/19
G Class	ANTGX	11.56%	2.53%	12/6/18
G Class returns would have been lower if a portion of the fees had not been waived.

Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
3

Growth of $10,000 Over Life of Class
$10,000 investment made December 6, 2018
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $10,361

MSCI ACWI ex-U.S. Index — $13,633

Total Annual Fund Operating Expenses
Investor Class	I Class	A Class	R Class	R6 Class	G Class
1.17%	0.97%	1.42%	1.67%	0.82%	0.82%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
4

Portfolio Commentary

Portfolio Managers: Alvin Polit and Jonathan Veiga

Performance Summary

Non-U.S. Intrinsic Value rose 10.15%* for the 12 months ended November 30, 2021. The fund’s benchmark, the MSCI ACWI ex-U.S. Index, rose 9.14% for the same time period. The fund’s return reflects operating expenses, while the index’s return does not.

Despite renewed pandemic concerns toward the end of the reporting period, COVID-19 vaccine rollouts and fiscal and monetary stimulus aided the global economic recovery and supported equities. In turn, several of our positions in the communication services, consumer discretionary and financials sectors outperformed. On the other hand, our continued underweight in information technology, coupled with our choice of investments in the sector, detracted from relative performance. Positions in the health care sector also weighed on results.

Communication Services, Consumer Discretionary and Financials Were Areas of Strength

Within the communication services sector, our holdings in the media industry benefited from global economic reopening. WPP, a U.K.-based advertising company, and Publicis Groupe, a France-based multinational advertising and public relations company, both outperformed as improving business activity led to strong financial results.

Several of our consumer discretionary holdings also outperformed over the trailing 12-month period, including Daimler. Like other automobile manufacturers, Daimler’s production and sales were pressured by the global semiconductor shortage. However, Daimler’s earnings remained solid as strong pricing, improved product mix and cost controls offset semiconductor-related volume headwinds. Additionally, shareholders approved a spin-off of Daimler’s truck and bus business, creating two independent companies that we believe should be able to operate more nimbly. Kingfisher, a U.K.-based home improvement retailer, was another notable contributor. Throughout the pandemic, this company successfully met increasing demand for do-it-yourself products. In addition, Kingfisher ramped up its e-commerce offering and reduced costs, leading to solid financial results. We exited our position in Kingfisher after the shares reached our estimate of intrinsic value.

In the financials sector, several of our bank holdings positively impacted relative results, including Barclays. The U.K.-based bank reported solid financial results that were driven by a surge in investment banking fees and receding credit concerns. Shares were also supported by news that interest rates may rise sooner than anticipated due to rising inflation. BNP Paribas was another key contributor. This large France-based bank benefited from strong operating results, positive COVID-19 vaccine developments and ongoing talk of potential industry consolidation. BNP also began paying a dividend after halting it in 2020 amid pandemic-related uncertainty and announced a sizable share repurchase program. BNP’s rebound in equity trading, lower-than-expected provisions for bad loans and expense-cutting measures also positively impacted shares.

Information Technology and Health Care Detracted

Our underweight in the information technology sector relative to the benchmark detracted from relative returns. In addition, our position in Atos, an information technology consulting company based in France, negatively impacted performance. The company’s restructuring efforts have been disappointing to date, prompting the board to hire a new chief executive officer. In addition,

*All fund returns referenced in this commentary are for Investor Class shares. Performance for other share classes will vary due to differences in fee structure; when Investor Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 3 for returns for all share classes.
5

auditors found accounting errors at two U.S. subsidiaries that generate roughly 10% of the company’s revenues. Furthermore, customers accelerated their transition to the cloud as the global economy recovered, pressuring Atos’ legacy infrastructure business.

Several of the portfolio’s notable detractors were health care holdings, particularly in the pharmaceuticals industry. Japan-based Takeda Pharmaceutical underperformed on concerns that the company’s increased investment in research and development may negatively impact earnings. While this may indeed temporarily depress profitability, we believe it should lead to strong long-term results. Shares of Sanofi, a France-based pharmaceutical company, were negatively impacted by news of disappointing phase 3 trial results for a drug aimed at treating a rare autoimmune skin condition.

While security selection within the financials sector was positive overall, one of the portfolio’s largest detractors was Credit Suisse Group, a global wealth manager, investment bank and financial services company based in Switzerland. The company’s financial results were impacted by high-profile risk management failures, including losses related to the collapse of Archegos Capital Management and Greensill Capital along with related litigation charges and concerns about client and employee turnover. We believe the issues are solvable and have overshadowed Credit Suisse’s resilient wealth management and commercial banking operations.

Portfolio Positioning

The portfolio continues to invest in companies where we believe the fundamentals are not being fully reflected by the market. Our process is conducted purely on a bottom-up basis, but broad themes have emerged.

As of November 30, 2021, the financials sector represents a significant portion of the portfolio. We own several large, higher-quality Europe- and Japan-based banks that we believe offer compelling valuations. Many of our bank holdings have the flexibility to increase lending due to strong capital levels and low loan-to-deposit ratios and increase returns to shareholders via dividends and buybacks, reinforcing our view that industry dynamics favor larger banks. Through our research, we have also identified opportunities in the health care sector, including large pharmaceutical companies that offer well-diversified businesses, solid pipelines and attractive valuations. Furthermore, we continue to favor automobile manufacturers that we believe are higher quality and offer stronger balance sheets, better brands and more favorable technology, putting them in a position to thrive as the industry transitions to electric and autonomous vehicles.

On the other hand, we see limited opportunities in information technology. Our investment process focuses on earnings sustainability over long time periods, but technology is prone to obsolescence risk and short product life cycles. However, we have exposure to select companies commonly referred to as technology companies by the media but classified by the Global Industry Classification Standard as consumer discretionary or communication services. We believe these companies have built durable businesses that are less susceptible to becoming obsolete. In addition, we ended the period with no exposure to the consumer staples sector. Investors have flocked to consumer staples stocks due to the more durable revenue streams offered by many of these businesses, driving valuations up to levels that don’t meet our valuation criteria.

On a regional basis, we ended the period with an overweight in Europe and an underweight in emerging markets relative to the benchmark. Within Europe, some of our largest country overweights include the U.K. and France, where we have identified compelling value opportunities across sectors. While we are underweight in emerging markets overall, our bottom-up investment approach has led us to attractively valued holdings in several emerging markets countries, including China, Russia, Brazil, Turkey and Mexico.

6

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	95.8%
Exchange-Traded Funds	1.3%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.1%

Top Five Countries*	% of net assets
United Kingdom	23.5%
Japan	16.3%
France	13.0%
China	9.0%
Germany	7.6%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.

7

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or I Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not through a financial intermediary or employer-sponsored retirement plan account), American Century Investments may charge you a $25.00 annual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $25.00 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments brokerage accounts, you are currently not subject to this fee. If you are subject to the account maintenance fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$908.80	$5.84	1.20%
I Class	$1,000	$910.60	$4.87	1.00%
A Class	$1,000	$908.60	$7.05	1.45%
R Class	$1,000	$906.60	$8.26	1.70%
R6 Class	$1,000	$911.10	$4.14	0.85%
G Class	$1,000	$915.00	$0.00	0.00%(2)
Hypothetical
Investor Class	$1,000	$1,019.36	$6.17	1.20%
I Class	$1,000	$1,020.38	$5.15	1.00%
A Class	$1,000	$1,018.09	$7.46	1.45%
R Class	$1,000	$1,016.82	$8.74	1.70%
R6 Class	$1,000	$1,021.15	$4.38	0.85%
G Class	$1,000	$1,025.48	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.

9

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 95.8%
Brazil — 3.5%
Banco Bradesco SA	3,621,679	$10,996,746
Banco do Brasil SA	2,091,600	11,790,212
		22,786,958
Canada — 3.4%
Linamar Corp.	114,794	6,590,467
Teck Resources Ltd., Class B	573,379	15,188,810
		21,779,277
China — 9.0%
Alibaba Group Holding Ltd.(1)	905,100	14,452,359
Autohome, Inc., ADR	170,195	5,815,563
Baidu, Inc., Class A(1)	844,200	15,769,287
Tencent Holdings Ltd.	384,000	22,394,518
		58,431,727
France — 13.0%
Atos SE	127,811	5,462,457
BNP Paribas SA	228,111	14,177,011
Publicis Groupe SA	295,184	19,101,003
Sanofi	242,249	23,028,749
Sanofi, ADR	129,155	6,143,903
Societe Generale SA	328,465	10,220,948
TotalEnergies SE	135,843	6,250,512
		84,384,583
Germany — 7.6%
Bayerische Motoren Werke AG	272,971	26,165,202
Daimler AG	250,218	23,433,670
		49,598,872
Italy — 0.9%
UniCredit SpA	492,391	5,945,039
Japan — 16.3%
Alfresa Holdings Corp.	652,900	8,833,696
Haseko Corp.	456,600	5,423,120
Hazama Ando Corp.	397,600	2,946,395
Mitsubishi UFJ Financial Group, Inc.	4,126,000	21,790,978
Mizuho Financial Group, Inc.	1,108,100	13,661,385
Nissan Motor Co. Ltd.(1)	3,037,900	15,021,325
Sumitomo Mitsui Financial Group, Inc.	411,300	13,381,605
Sumitomo Rubber Industries Ltd.	513,800	5,149,547
Takeda Pharmaceutical Co. Ltd.	565,000	15,115,416
Token Corp.	36,400	2,861,838
Yamazen Corp.	221,200	1,892,728
		106,078,033
Mexico — 1.1%
Fibra Uno Administracion SA de CV	7,622,519	7,020,858
Netherlands — 1.3%
Aegon NV	1,840,408	8,123,242
10

	Shares	Value
Russia — 5.0%
MMC Norilsk Nickel PJSC	72,814	$21,102,753
Surgutneftegas PJSC, Preference Shares	23,025,055	11,647,663
		32,750,416
South Korea — 1.6%
Hyundai Mobis Co. Ltd.	56,599	10,504,531
Spain — 2.4%
Banco Bilbao Vizcaya Argentaria SA	1,622,778	8,603,354
Indra Sistemas SA(1)	618,365	7,224,770
		15,828,124
Switzerland — 4.5%
Credit Suisse Group AG	1,833,820	17,706,270
Novartis AG	147,609	11,765,284
		29,471,554
Turkey — 2.7%
Turkiye Sise ve Cam Fabrikalari AS	19,314,244	17,542,910
United Kingdom — 23.5%
AstraZeneca plc, ADR	530,182	29,069,879
BAE Systems plc	1,863,573	13,572,115
Barclays plc	9,923,967	24,231,142
BT Group plc(1)	2,042,892	4,300,480
Capita plc(1)	5,085,665	2,970,960
GlaxoSmithKline plc	1,831,025	37,175,471
Standard Chartered plc (London)	1,603,732	8,825,519
Taylor Wimpey plc	8,149,960	17,116,891
WPP plc	1,144,569	15,886,745
		153,149,202
TOTAL COMMON STOCKS (Cost $600,189,822)		623,395,326
EXCHANGE-TRADED FUNDS — 1.3%
iShares MSCI EAFE Value ETF (Cost $9,268,824)	177,688	8,694,274
TEMPORARY CASH INVESTMENTS — 2.8%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $4,234,085), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $4,145,295)		4,145,293
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $14,104,648), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $13,828,008)		13,828,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	64,256	64,256
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,037,549)		18,037,549
TOTAL INVESTMENT SECURITIES — 99.9% (Cost $627,496,195)		650,127,149
OTHER ASSETS AND LIABILITIES — 0.1%		854,115
TOTAL NET ASSETS — 100.0%		$650,981,264

11

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	26.0%
Health Care	20.2%
Consumer Discretionary	19.3%
Communication Services	12.8%
Materials	5.6%
Industrials	5.6%
Energy	2.8%
Information Technology	2.4%
Real Estate	1.1%
Exchange-Traded Funds	1.3%
Temporary Cash Investments	2.8%
Other Assets and Liabilities	0.1%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.

See Notes to Financial Statements.
12

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $627,496,195)	$650,127,149
Foreign currency holdings, at value (cost of $373,986)	373,553
Receivable for investments sold	1,998,903
Receivable for capital shares sold	265,997
Dividends and interest receivable	3,761,897
656,527,499

Liabilities
Payable for investments purchased	5,386,122
Payable for capital shares redeemed	6,351
Accrued management fees	153,762
5,546,235

Net Assets	$650,981,264

Net Assets Consist of:
Capital (par value and paid-in surplus)	$598,688,696
Distributable earnings	52,292,568
$650,981,264

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$152,992,579	15,671,651	$9.76
I Class, $0.01 Par Value	$194,452	19,890	$9.78
A Class, $0.01 Par Value	$12,731	1,308	$9.73*
R Class, $0.01 Par Value	$31,138	3,207	$9.71
R6 Class, $0.01 Par Value	$4,968	500	$9.94
G Class, $0.01 Par Value	$497,745,396	50,295,231	$9.90
*Maximum offering price $10.32 (net asset value divided by 0.9425).

See Notes to Financial Statements.
13

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,365,390)	$19,647,454
Interest	3,357
19,650,811

Expenses:
Management fees	6,350,266
Distribution and service fees:
A Class	22
R Class	129
Directors' fees and expenses	16,524
Other expenses	10,519
6,377,460
Fees waived - G Class	(4,575,930)
1,801,530

Net investment income (loss)	17,849,281

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	40,248,822
Foreign currency translation transactions	(129,325)
40,119,497

Change in net unrealized appreciation (depreciation) on:
Investments	3,427,268
Translation of assets and liabilities in foreign currencies	(139,538)
3,287,730

Net realized and unrealized gain (loss)	43,407,227

Net Increase (Decrease) in Net Assets Resulting from Operations	$61,256,508

See Notes to Financial Statements.
14

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$17,849,281	$9,946,244
Net realized gain (loss)	40,119,497	(22,013,715)
Change in net unrealized appreciation (depreciation)	3,287,730	11,283,844
Net increase (decrease) in net assets resulting from operations	61,256,508	(783,627)

Distributions to Shareholders
From earnings:
Investor Class	(1,430,575)	(4,358,940)
I Class	(70)	(218)
A Class	(49)	(216)
R Class	(56)	(215)
R6 Class	(75)	(215)
G Class	(11,626,760)	(14,604,585)
Decrease in net assets from distributions	(13,057,585)	(18,964,389)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	32,025,752	224,041,779

Net increase (decrease) in net assets	80,224,675	204,293,763

Net Assets
Beginning of period	570,756,589	366,462,826
End of period	$650,981,264	$570,756,589

See Notes to Financial Statements.
15

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Non-U.S. Intrinsic Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital appreciation.

The fund offers the Investor Class, I Class, A Class, R Class, R6 Class and G Class. The A Class may incur an initial sales charge and may be subject to a contingent deferred sales charge. Sale of the I Class, A Class, R Class and R6 Class commenced on December 3, 2019.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

16

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

17

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc. (ACIS), and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 55% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), extraordinary expenses, and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

The annual management fee and the effective annual management fee for each class for the period ended November 30, 2021 are as follows:

	Annual Management Fee*	Effective Annual Management Fee
Investor Class	1.15%	1.25%
I Class	0.95%	1.05%
A Class	1.15%	1.25%
R Class	1.15%	1.25%
R6 Class	0.80%	0.90%
G Class	0.00%(1)	0.00%(2)
*Prior to August 1, 2021, the annual management fee was 1.30% for the Investor Class, A Class and R Class, 1.10% for the I Class and 0.95% for the R6 and G Class.
(1)Annual management fee before waiver was 0.80%.
(2)Effective annual management fee before waiver was 0.90%.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the period ended November 30, 2021 are detailed in the Statement of Operations.

18

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $64,924 and $15,675, respectively. The effect of interfund transactions on the Statement of Operations was $(1,007) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $373,940,091 and $343,836,177, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	130,000,000		130,000,000
Sold	4,534,364	$46,710,028	2,498,370	$19,418,404
Issued in reinvestment of distributions	158,244	1,430,521	409,675	4,358,940
Redeemed	(1,008,137)	(10,047,396)	(523,717)	(5,171,299)
	3,684,471	38,093,153	2,384,328	18,606,045
I Class/Shares Authorized	50,000,000		50,000,000
Sold	19,679	201,790	479	5,000
Issued in reinvestment of distributions	8	70	20	218
Redeemed	(296)	(3,012)	—	—
	19,391	198,848	499	5,218
A Class/Shares Authorized	50,000,000		50,000,000
Sold	804	8,716	479	5,000
Issued in reinvestment of distributions	5	49	20	216
	809	8,765	499	5,216
R Class/Shares Authorized	50,000,000		50,000,000
Sold	4,277	43,464	1,287	11,285
Issued in reinvestment of distributions	6	56	20	215
Redeemed	(1,801)	(18,211)	(582)	(4,568)
	2,482	25,309	725	6,932
R6 Class/Shares Authorized	60,000,000		60,000,000
Sold	—	—	472	5,000
Issued in reinvestment of distributions	8	75	20	215
	8	75	492	5,215
G Class/Shares Authorized	340,000,000		340,000,000
Sold	6,193,840	62,730,403	31,175,888	251,690,777
Issued in reinvestment of distributions	1,284,725	11,626,760	1,371,323	14,604,585
Redeemed	(8,027,946)	(80,657,561)	(6,283,725)	(60,882,209)
	(549,381)	(6,300,398)	26,263,486	205,413,153
Net increase (decrease)	3,157,780	$32,025,752	28,650,029	$224,041,779
(1)December 3, 2019 (commencement of sale) through November 30, 2020 for I Class, A Class, R Class and R6 Class.

19

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$15,188,810	$6,590,467	—
China	5,815,563	52,616,164	—
France	6,143,903	78,240,680	—
United Kingdom	29,069,879	124,079,323	—
Other Countries	—	305,650,537	—
Exchange-Traded Funds	8,694,274	—	—
Temporary Cash Investments	64,256	17,973,293	—
	$64,976,685	$585,150,464	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

20

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $0.2781 for the Investor Class, I Class, A Class, R Class, R6 Class and G Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	I Class	A Class	R Class	R6 Class	G Class
$0.1551	$0.1750	$0.1304	$0.1056	$0.1898	$0.2790

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$13,057,585	$18,964,389
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$633,669,811
Gross tax appreciation of investments	$68,185,917
Gross tax depreciation of investments	(51,728,579)
Net tax appreciation (depreciation) of investments	16,457,338
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(42,709)
Net tax appreciation (depreciation)	$16,414,629
Undistributed ordinary income	$35,877,939

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$8.98	0.18	0.72	0.90	(0.12)	—	(0.12)	$9.76	10.15%	1.25%	1.25%	1.76%	1.76%	54%	$152,993
2020	$10.61	0.13	(1.31)	(1.18)	(0.32)	(0.13)	(0.45)	$8.98	(11.75)%	1.31%	1.31%	1.60%	1.60%	68%	$107,655
2019(3)	$10.00	0.31	0.34	0.65	(0.04)	—	(0.04)	$10.61	6.59%	1.31%(4)	1.31%(4)	3.04%(4)	3.04%(4)	85%	$101,934
I Class
2021	$8.99	0.19	0.74	0.93	(0.14)	—	(0.14)	$9.78	10.47%	1.05%	1.05%	1.96%	1.96%	54%	$194
2020(5)	$10.45	0.15	(1.16)	(1.01)	(0.32)	(0.13)	(0.45)	$8.99	(10.29)%	1.11%(4)	1.11%(4)	1.80%(4)	1.80%(4)	68%(6)	$4
A Class
2021	$8.96	0.16	0.71	0.87	(0.10)	—	(0.10)	$9.73	9.89%	1.50%	1.50%	1.51%	1.51%	54%	$13
2020(5)	$10.45	0.11	(1.15)	(1.04)	(0.32)	(0.13)	(0.45)	$8.96	(10.62)%	1.56%(4)	1.56%(4)	1.35%(4)	1.35%(4)	68%(6)	$4
R Class
2021	$8.93	0.15	0.71	0.86	(0.08)	—	(0.08)	$9.71	9.65%	1.75%	1.75%	1.26%	1.26%	54%	$31
2020(5)	$10.45	0.09	(1.16)	(1.07)	(0.32)	(0.13)	(0.45)	$8.93	(10.93)%	1.81%(4)	1.81%(4)	1.10%(4)	1.10%(4)	68%(6)	$6
R6 Class
2021	$9.14	0.22	0.73	0.95	(0.15)	—	(0.15)	$9.94	10.57%	0.90%	0.90%	2.11%	2.11%	54%	$5
2020(5)	$10.60	0.16	(1.16)	(1.00)	(0.33)	(0.13)	(0.46)	$9.14	(10.12)%	0.96%(4)	0.96%(4)	1.95%(4)	1.95%(4)	68%(6)	$4

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$9.11	0.31	0.72	1.03	(0.24)	—	(0.24)	$9.90	11.56%	0.00%(7)	0.90%	3.01%	2.11%	54%	$497,745
2020	$10.76	0.24	(1.29)	(1.05)	(0.47)	(0.13)	(0.60)	$9.11	(10.58)%	0.01%	0.96%	2.90%	1.95%	68%	$463,081
2019(3)	$10.00	0.43	0.37	0.80	(0.04)	—	(0.04)	$10.76	8.00%	0.01%(4)	0.96%(4)	4.34%(4)	3.39%(4)	85%	$264,529

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.
(3)December 6, 2018 (fund inception) through November 30, 2019.
(4)Annualized.
(5)December 3, 2019 (commencement of sale) through November 30, 2020.
(6)Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2020.
(7)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Non-U.S. Intrinsic Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended November 30, 2021, 2020 and for the period December 6, 2018 (fund inception) through November 30, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Non-U.S. Intrinsic Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years ended November 30, 2021, 2020 and for the period December 6, 2018 (fund inception) through November 30, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

27

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

28

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was below its benchmark for the one-year period reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

29

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to a permanent change to the Fund's fee schedule that should have the effect of lowering the Fund's annual unified management fee by approximately 0.15% (e.g., the Investor Class unified fee will be reduced from 1.30% to 1.15%), beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

30

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $21,798,028 and foreign taxes paid of $2,218,113, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.3303 and $0.0336, respectively.
33

Notes
34

Notes
35

Notes
36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-95207 2201

Annual Report

November 30, 2021

NT Emerging Markets Fund
G Class (ACLKX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLKX	2.06%	11.99%	7.46%	5/12/06
MSCI Emerging Markets Index	—	2.70%	9.51%	5.16%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011

Value on November 30, 2021
G Class — $20,547

MSCI Emerging Markets Index — $16,546

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.92%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Patricia Ribeiro and Sherwin Soo

Performance Summary

NT Emerging Markets returned 2.06%* for the 12 months ended November 30, 2021. The fund’s benchmark, the MSCI Emerging Markets Index, returned 2.70% for the same period.

The fund underperformed its benchmark during the period, during which emerging markets faced several significant challenges, including regulatory pressure on Chinese growth stocks, the damage from COVID-19 variants and persistent inflationary pressures. The shifting inflation narrative, which supported cyclical sectors and drove value stocks to outperform growth, weighed on our positioning. The sharp (and continuous) rise in value was challenging for our investment approach as a growth manager. From a sector perspective, a combination of an underweight, relative to the benchmark, for most of the year in energy was a key driver of underperformance following the spike in energy prices. Stock selection in consumer staples also detracted, along with selection and an underweight in utilities. Conversely, stock selection in financials and health care added value during the period, along with an overweight to and stock choices in materials. Regionally, stock selection in India and Brazil were key drivers of relative underperformance, while stock choices in Taiwan and an underweight to China aided relative returns.

Energy and Consumer Staples Drive Underperformance

Lack of exposure to several index constituents in the oil, gas and consumable fuels industry was a key driver of the fund’s underperformance over the 12-month period, as the shares rose along with energy and oil prices. An off-benchmark position within the industry, independent oil and gas company Petro Rio, also weighed on relative performance.

In the consumer staples sector, food and staples retailing holdings drove relative detraction, including Turkish retailer BIM Birlesik Magazalar and Brazil-based drugstore chain Raia Drogasil. Food products company Nestle India also detracted. Birlesik Magazalar’s shares declined amid a combination of headlines regarding draft legislation on retail chains and increased country and currency risks. Increasing competition from well-capitalized peers weighed on Raia Drogasil, and we exited the position on concerns surrounding margin pressure. We also sold Nestle India as margin expansion was constrained by increased staffing costs.

Notable individual detractors included electronic components supplier Luxshare Precision Industry, Chinese education providers New Oriental Education & Technology Group and TAL Education Group, developer CIFI Holdings Group and data center operator GDS Holdings. Luxshare, the primary assembler of Apple’s AirPods, declined as sales growth of iPhones and AirPods slowed, and we exited the position as the new AirPods launch remained uncertain and shipment forecasts were lowered to factor in weaker-than-expected demand. New Oriental and TAL Education’s weakness was triggered by a regulatory crackdown on the after-school tutoring industry, which forced a nonprofit conversion and banned foreign capital for academic tutoring, and we sold off both positions. CIFI’s shares declined as margin compression remained an overhang for property companies in China, while land prices remained high. GDS’ shares weakened due to increasing concerns about the changing regulatory environment in China and the potential disruption to the company’s ability to grow earnings.

Financials and Health Care Led Contributors

Leasing firm Chailease Holding was responsible for the majority of contribution from the financials sector. The leasing firm’s recent results highlighted better operating efficiency, higher loan growth and lower credit costs. The rapid expansion in Chailease’s China leasing business has helped the company diversify its earnings streams. Given strong momentum, we believe Chailease will likely see continued portfolio growth in mainland China and Taiwan. Furthermore, vaccination progress continued to support growth momentum in other key markets, such as Thailand and Malaysia. Bank stocks also supported relative returns, particularly OTP Bank and Al Rajhi Bank. Hungary-

*Fund returns would have been lower if a portion of the fees had not been waived.
3

based OTP’s shares rose with better-than-expected results that highlighted positive catalysts such as upside to consensus on stronger loan growth and better-than-expected cost of risk. Al Rajhi, the world’s largest Islamic bank, benefited from steady growth in its mortgage portfolio, which drove loan book growth.

In health care, a lack of exposure to several index constituents in the biotechnology and health care equipment and supplies industries bolstered returns, but the strongest individual contributor was Wuxi Biologics Cayman. The biologics research and development services provider benefited from strong business momentum and higher growth guidance, reflecting global outsourcing trends. Wuxi raised revenue forecasts based on stronger-than-expected growth for COVID-19 antibody and vaccine projects and non-COVID-19 projects. Demand for biological drugs in China is growing much faster than the global market, and Wuxi’s ability to serve multiple COVID-19 players adopting different technologies will likely drive recurring demand growth.

Elsewhere, key individual contributors included Contemporary Amperex Technology Co. (CATL), ASPEED Technology and Ganfeng Lithium. CATL, the world’s largest electric vehicle (EV) battery maker, is supported by technology and cost advantages. CATL’s June agreement to supply EV battery packs to Tesla provides longer order visibility. We believe CATL will likely continue to see global market share growth, driven by overseas expansion. Shares of integrated circuit design firm ASPEED were supported by its exposure to cloud servers amid continuing growth in cloud services and data center demand. The company’s capital spending expansion will likely drive sustainable future growth, in our view. Ganfeng’s shares advanced along with rising lithium prices, driven by a persistent rise in demand, the key driver of the company’s growth prospects. The lithium market has tightened as EV adoption and battery installation accelerates, supported by global commitments to decarbonization, and Ganfeng plans to further ramp up its production capacity and output.

Outlook

We remain constructive on emerging markets (EM) equities based on consistent progress against COVID-19. EM continues to lag behind developed markets on vaccinations; however, repeat waves and variants will likely be less economically disruptive with increased access to vaccinations and therapeutics. In addition, China will likely prioritize growth and stability in 2022 rather than regulatory tightening. Additional catalysts for 2022 include the restoration of EM’s growth premium to developed markets. These points, coupled with attractive valuations, support our constructive view.

Improving vaccination and caseload data continues to boost the outlook for EM, despite variants, in our view. Vaccine rates have improved across EM, notably in major markets such as Brazil and India. Increased vaccine supply and faster rollout should continue to reduce new case and hospitalization levels, spurring economic activity as economies more fully reopen.

Secular trends and the ongoing economic recovery continue to support information technology, consumer positioning and cyclicals. Digitalization, cloud-based computing and the shift to online continue to support technology, while the removal of mobility restrictions and economic reopening are benefiting select consumer-facing names and cyclicals.

China remains a prominent position in the portfolio. Chinese equity indices were among the worst performing in EM in 2021, owing to the normalization of pandemic policy and government crackdowns, including property developer leverage limits, antitrust regulation over leading internet platforms and a directional change for the after-school education sector. Nonetheless, signs of policy easing have begun to appear, and while further policy changes are possible as China pursues its long-term development and modernization agenda, we believe the most stringent changes may be behind us. Given an improving earnings outlook and improved valuations, consensus expectations for China have improved, significantly in some cases. We continue to invest in sectors with policy tailwinds, including green initiatives such as electric vehicles and renewable energy and their respective value chains, as well as the increasing reliance on technology.

Regional and sector differences continue. Recovery rates remain staggered across EM, depending upon each region’s success in dealing with COVID-19. We believe growth momentum will likely improve in those economies that continue to emerge from the pandemic. In our view, China will likely perform better in 2022 as the regulatory environment improves. Meanwhile, EM countries outside of North Asia, such as Europe, the Middle East and Africa (EMEA) and Latin America, where recovery data are not fully factored in, may have more room to recover.
4

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.6%
Rights	—*
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.2%
*Category is less than 0.05% of total net assets.

Top Five Countries	% of net assets
China	30.1%
Taiwan	16.5%
South Korea	14.6%
India	10.6%
Russia	6.4%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$902.10	$0.00	0.00%(2)
Hypothetical
G Class	$1,000	$1,025.48	$0.00	0.00%(2)
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
(2)Other expenses, which include directors' fees and expenses, did not exceed 0.005%.
6

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 97.6%
Brazil — 3.5%
Banco BTG Pactual SA	1,191,700	$4,428,189
Embraer SA, ADR(1)	526,630	7,230,630
Petro Rio SA(1)	1,463,500	5,229,900
Suzano SA(1)	433,100	4,344,212
Vibra Energia SA	738,100	2,855,586
WEG SA	866,200	4,959,751
		29,048,268
China — 30.1%
Alibaba Group Holding Ltd., ADR(1)	183,575	23,411,320
BYD Co. Ltd., H Shares	447,000	17,582,110
China Construction Bank Corp., H Shares	14,500,000	9,448,288
China Education Group Holdings Ltd.	2,421,000	4,453,495
China Tourism Group Duty Free Corp. Ltd., A Shares	258,087	8,339,451
Chinasoft International Ltd.(1)	4,944,000	8,220,263
CIFI Holdings Group Co. Ltd.	10,345,557	5,624,374
Contemporary Amperex Technology Co. Ltd., A Shares	186,798	19,939,731
Country Garden Services Holdings Co. Ltd.	1,221,000	7,402,504
ENN Energy Holdings Ltd.	133,200	2,493,923
Ganfeng Lithium Co. Ltd., H Shares(2)	786,600	15,202,863
GDS Holdings Ltd., ADR(1)	79,643	4,463,194
Huazhu Group Ltd., ADR(1)	43,769	1,729,751
Industrial & Commercial Bank of China Ltd., H Shares	6,173,095	3,262,067
Kweichow Moutai Co. Ltd., A Shares	25,900	7,855,241
Li Ning Co. Ltd.	1,028,500	11,632,941
Meituan, Class B(1)	373,900	11,364,425
Nine Dragons Paper Holdings Ltd.	2,910,000	3,245,932
NIO, Inc., ADR(1)	203,308	7,955,442
Ping An Insurance Group Co. of China Ltd., H Shares	617,000	4,277,193
Shenzhou International Group Holdings Ltd.	564,800	10,605,727
Tencent Holdings Ltd.	697,900	40,700,870
Wuxi Biologics Cayman, Inc.(1)	1,130,000	15,243,455
Yantai Jereh Oilfield Services Group Co. Ltd., A Shares	1,324,700	8,091,110
		252,545,670
Hungary — 1.5%
OTP Bank Nyrt(1)	232,146	12,818,224
India — 10.6%
Asian Paints Ltd.	117,276	4,907,572
Bajaj Finance Ltd.	92,333	8,600,612
Bata India Ltd.	170,708	4,269,363
HDFC Bank Ltd.	918,483	18,195,910
ICICI Bank Ltd., ADR	771,999	14,251,102
Infosys Ltd., ADR	566,251	12,785,948
Jubilant Foodworks Ltd.	184,066	8,962,065
Tata Consultancy Services Ltd.	179,852	8,452,545
UltraTech Cement Ltd.	85,949	8,487,910
		88,913,027
7

	Shares	Value
Indonesia — 1.7%
Bank Rakyat Indonesia Persero Tbk PT	45,897,400	$13,077,868
Bukalapak.com Tbk PT(1)	31,812,900	1,210,541
		14,288,409
Luxembourg — 0.7%
Ternium SA, ADR	161,231	6,157,412
Malaysia — 0.3%
CIMB Group Holdings Bhd	2,087,000	2,564,296
Mexico — 2.5%
Cemex SAB de CV, ADR(1)	1,059,851	6,518,084
Grupo Financiero Banorte SAB de CV	1,576,923	9,394,247
Wal-Mart de Mexico SAB de CV	1,589,156	4,995,178
		20,907,509
Netherlands — 0.7%
Prosus NV(1)	69,481	5,602,424
Philippines — 0.8%
Ayala Land, Inc.	10,239,080	6,996,307
Russia — 6.4%
Magnit PJSC	59,103	4,626,880
Novatek PJSC, GDR	54,593	11,909,474
Sberbank of Russia PJSC, ADR (London)	689,117	11,612,696
TCS Group Holding plc, GDR	136,757	13,043,348
Yandex NV, A Shares(1)	176,482	12,696,115
		53,888,513
Saudi Arabia — 1.6%
Al Rajhi Bank	391,040	13,739,596
Singapore — 0.8%
Sea Ltd., ADR(1)	24,185	6,966,973
South Africa — 1.6%
Capitec Bank Holdings Ltd.	72,961	8,372,264
Naspers Ltd., N Shares	34,448	5,276,275
		13,648,539
South Korea — 14.6%
CJ Logistics Corp.(1)	33,502	3,495,241
Cosmax, Inc.(1)	35,464	2,696,849
Ecopro BM Co. Ltd.	25,110	11,479,299
Hyundai Motor Co.	33,687	5,534,236
Iljin Materials Co. Ltd.	22,610	2,437,070
Mando Corp.(1)	95,497	4,390,117
NAVER Corp.	37,423	11,947,366
Samsung Biologics Co. Ltd.(1)	14,731	11,043,373
Samsung Electro-Mechanics Co. Ltd.	68,823	9,637,730
Samsung Electronics Co. Ltd.	623,396	37,420,098
Samsung SDI Co. Ltd.	20,276	11,715,510
SK Hynix, Inc.	109,624	10,480,172
		122,277,061
Taiwan — 16.5%
ASPEED Technology, Inc.	82,000	9,889,259
Chailease Holding Co. Ltd.	2,561,209	22,659,030
Formosa Plastics Corp.	2,123,000	7,786,567
MediaTek, Inc.	347,000	12,578,967
Merida Industry Co. Ltd.	477,000	5,122,588
8

	Shares	Value
President Chain Store Corp.	358,000	$3,464,285
Taiwan Semiconductor Manufacturing Co. Ltd.	3,438,774	73,138,171
Win Semiconductors Corp.	325,000	4,227,636
		138,866,503
Thailand — 3.0%
CP ALL PCL	2,552,800	4,477,363
Kasikornbank PCL	2,480,000	9,705,146
PTT Exploration & Production PCL	3,133,800	10,493,609
		24,676,118
Turkey — 0.4%
BIM Birlesik Magazalar AS	574,091	2,922,436
United States — 0.3%
MercadoLibre, Inc.(1)	2,261	2,686,995
TOTAL COMMON STOCKS (Cost $638,706,021)		819,514,280
RIGHTS†
China†
CIFI Holdings Group Co. Ltd.(1)	517,277	16,584
Thailand†
CP ALL PCL(1)	170,187	1,717
TOTAL RIGHTS (Cost $—)		18,301
TEMPORARY CASH INVESTMENTS — 2.2%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $4,096,486), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $4,010,582)		4,010,580
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $13,645,622), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $13,378,007)		13,378,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	866,136	866,136
TOTAL TEMPORARY CASH INVESTMENTS (Cost $18,254,716)		18,254,716
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $656,960,737)		837,787,297
OTHER ASSETS AND LIABILITIES — 0.2%		2,036,747
TOTAL NET ASSETS — 100.0%		$839,824,044

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Information Technology	24.5%
Financials	21.4%
Consumer Discretionary	17.1%
Communication Services	8.5%
Materials	6.7%
Industrials	5.7%
Energy	4.3%
Consumer Staples	3.6%
Health Care	3.1%
Real Estate	2.4%
Utilities	0.3%
Temporary Cash Investments	2.2%
Other Assets and Liabilities	0.2%
9

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $4,514,125. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $4,949,408, all of which is securities collateral.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $656,960,737) — including $4,514,125 of securities on loan	$837,787,297
Receivable for investments sold	6,280,852
Receivable for capital shares sold	4,071,335
Dividends and interest receivable	302,578
Securities lending receivable	4,479
Other assets	12,854
848,459,395

Liabilities
Payable for investments purchased	7,042,419
Payable for capital shares redeemed	96
Accrued foreign taxes	1,592,836
8,635,351

Net Assets	$839,824,044

G Class Capital Shares, $0.01 Par Value
Shares authorized	510,000,000
Shares outstanding	59,958,998

Net Asset Value Per Share	$14.01

Net Assets Consist of:
Capital (par value and paid-in surplus)	$624,142,576
Distributable earnings	215,681,468
$839,824,044

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,626,090)	$13,287,459
Securities lending, net	66,959
Interest (net of foreign taxes withheld of $19)	1,860
13,356,278

Expenses:
Management fees	7,408,223
Directors' fees and expenses	20,750
Other expenses	66,986
7,495,959
Fees waived	(7,408,223)
87,736

Net investment income (loss)	13,268,542

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $72,878)	49,111,023
Foreign currency translation transactions	(821,046)
48,289,977

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $(607,056))	(49,805,704)
Translation of assets and liabilities in foreign currencies	(20,706)
(49,826,410)

Net realized and unrealized gain (loss)	(1,536,433)

Net Increase (Decrease) in Net Assets Resulting from Operations	$11,732,109

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$13,268,542	$7,314,453
Net realized gain (loss)	48,289,977	5,064,654
Change in net unrealized appreciation (depreciation)	(49,826,410)	117,285,476
Net increase (decrease) in net assets resulting from operations	11,732,109	129,664,583

Distributions to Shareholders
From earnings	(13,098,155)	(12,202,414)

Capital Share Transactions
Proceeds from shares sold	243,252,542	344,526,986
Proceeds from reinvestment of distributions	13,098,155	12,202,414
Payments for shares redeemed	(145,909,133)	(175,438,606)
Net increase (decrease) in net assets from capital share transactions	110,441,564	181,290,794

Net increase (decrease) in net assets	109,075,518	298,752,963

Net Assets
Beginning of period	730,748,526	431,995,563
End of period	$839,824,044	$730,748,526

Transactions in Shares of the Fund
Sold	16,140,190	27,860,321
Issued in reinvestment of distributions	911,493	1,032,353
Redeemed	(9,382,498)	(14,097,357)
Net increase (decrease) in shares of the fund	7,669,185	14,795,317

See Notes to Financial Statements.
13

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Emerging Markets Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income less foreign taxes withheld, if any, is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 48% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees —The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.90%. The investment advisor agreed to waive the fund's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The annual management fee for the period ended November 30, 2021 was 0.00% after waiver.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. There were no interfund transactions during the period.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $482,515,072 and $388,649,076, respectively.

16

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Brazil	$7,230,630	$21,817,638	—
China	37,559,707	214,985,963	—
India	27,037,050	61,875,977	—
Luxembourg	6,157,412	—	—
Mexico	6,518,084	14,389,425	—
Russia	12,696,115	41,192,398	—
Singapore	6,966,973	—	—
United States	2,686,995	—	—
Other Countries	—	358,399,913	—
Rights	—	18,301	—
Temporary Cash Investments	866,136	17,388,580	—
	$107,719,102	$730,068,195	—

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

17

7. Federal Tax Information

On December 21, 2021, the fund declared and paid per-share distributions of $0.4826 and $0.2368 from net net realized gains and net investment income, respectively, to shareholders of record on December 20, 2021.

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$13,098,155	$12,202,414
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$664,620,152
Gross tax appreciation of investments	$206,169,148
Gross tax depreciation of investments	(33,002,003)
Net tax appreciation (depreciation) of investments	173,167,145
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(1,620,971)
Net tax appreciation (depreciation)	$171,546,174
Undistributed ordinary income	$14,527,194
Accumulated long-term gains	$29,608,100

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

8. Corporate Event

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to Emerging Markets Fund, one fund in a series issued by the corporation, in exchange for shares of Emerging Markets Fund. The financial statements and performance history of Emerging Markets Fund will survive after the reorganization. The reorganization is expected to be completed in 2022.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$13.97	0.25	0.04	0.29	(0.25)	—	(0.25)	$14.01	2.06%	0.01%	0.91%	1.61%	0.71%	49%	$839,824
2020	$11.52	0.18	2.60	2.78	(0.33)	—	(0.33)	$13.97	24.62%	0.02%	0.92%	1.50%	0.60%	61%	$730,749
2019	$11.19	0.31	0.94	1.25	(0.15)	(0.77)	(0.92)	$11.52	12.54%	0.01%	0.91%	2.80%	1.90%	50%	$431,996
2018	$14.54	0.23	(2.00)	(1.77)	(0.14)	(1.44)	(1.58)	$11.19	(13.75)%	0.01%	0.95%	1.78%	0.84%	66%	$402,978
2017	$10.27	0.09	4.26	4.35	(0.08)	—	(0.08)	$14.54	42.75%	0.69%	1.25%	0.74%	0.18%	56%	$481,494

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Emerging Markets Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT Emerging Markets Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different
26

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $811,628, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $14,846,916 and foreign taxes paid of $1,354,771, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.2476 and $0.0226, respectively.

The fund utilized earnings and profits of $1,256,543 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
29

Notes
30

Notes
31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91023 2201

Annual Report

November 30, 2021

NT International Growth Fund
G Class (ACLNX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Inception Date
G Class	ACLNX	11.71%	15.33%	10.27%	5/12/06
MSCI EAFE Index	—	10.77%	9.19%	7.38%	—
MSCI EAFE Growth Index	—	11.84%	13.12%	9.46%	—
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over 10 Years
$10,000 investment made November 30, 2011

Value on November 30, 2021
G Class — $26,613

MSCI EAFE Index — $20,400

MSCI EAFE Growth Index — $24,709

Ending value of G Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
G Class	0.83%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Raj Gandhi and Jim Zhao
Performance Summary
NT International Growth returned 11.71%* for the fiscal year ended November 30, 2021, outperforming its benchmark, the MSCI EAFE Index, which returned 10.77%.

Stock holdings in the health care sector and positioning within information technology propelled the fund’s performance, with additional contribution from industrials and communication services stocks. Stock selection in the consumer discretionary, financials and energy sectors constrained returns. From a geographic perspective, European holdings and underweight positioning in Japan benefited relative performance, whereas stock selection in the U.K. and positioning in China and Brazil detracted.

The development of effective vaccines against COVID-19 late in 2020 raised hopes for a return to normalized economic activity and spurred strong gains among non-U.S. equities. As vaccine distribution ramped up in early 2021, markets rotated toward stocks exposed to economic expansion. Names that had previously lagged, such as banks, oil producers and automobile manufacturers, rallied. However, as the recovery cycle matured, markets returned to rewarding individual companies demonstrating strong fundamentals and earnings improvement. Increased economic activity led to a strong corporate earnings recovery. In the second half of the period, global supply chain issues and disruptions due to the emergence of new coronavirus variants combined with rising energy costs and inflation concerns to create greater market volatility. Although the rate of corporate earnings improvement slowed late in the period, expectations for continued earnings recovery remained upbeat supported by continued demand strength.

Earnings Surpassed Expectations, Fueled Strong Performance
Among health care holdings, pharmaceuticals company Novo Nordisk reported revenue and earnings that exceeded expectations driven by strong demand for its oral diabetes and weight loss drugs. Companies that provide outsourcing services for pharmaceuticals and biotechnology companies advanced notably. Strong earnings results and the acquisition of PRA Health Sciences lifted the stock of clinical research provider ICON. Contract manufacturer Lonza Group’s stock rose on Food and Drug Administration approval of Biogen’s Alzheimer’s drug, which was expected to use substantial industry capacity.

A diverse array of companies fueled strong performance among information technology stocks. Payment processor Adyen’s stock rose on better-than-expected results as the firm grew its market share amid the accelerating shift to digital payments. Semiconductor equipment manufacturer ASML Holding benefited as rising chip demand exceeded supply. Information technology services firm Capgemini ranked among the top individual contributors to fund performance with ahead-of-expectations results driven by strength in the firm’s digital transformation and cloud-related business.

Among industrials, stock of Techtronic Industries, the maker of Ryobi and Milwaukee power tools, rose on reported results that significantly exceeded analysts’ estimates as the firm continued to gain market share due to cordless tool product innovation and proprietary battery technology. Human resources technology company Recruit Holdings’ stock also advanced. The firm, which owns Indeed and Glassdoor, benefited amid the return of job search activity to pre-pandemic levels and intensified competition to recruit talent. Ashtead Group, which leases construction equipment, was one of the fund’s top individual contributors. Ashtead’s reported earnings significantly exceeded estimates as the firm benefited from the acceleration in U.S. nonresidential construction, especially public infrastructure, warehouses, data centers and multifamily housing.

*Fund returns would have been lower if a portion of the fees had not been waived.
3

On the downside, retailers Magazine Luiza and ASOS detracted from performance. Magazine Luiza’s stock declined amid intensifying competition in Brazil’s e-commerce market. In addition, weakness in the broader Brazilian market appeared to be slowing consumption trends, and we exited the position. ASOS’ stock fell when management lowered sales guidance for 2021. We sold the stock as ASOS appeared to be struggling to turn around its U.S. operations, and U.S. commercial momentum had been a key pillar of the growth story. Automotive supplier Valeo also declined as concerns over the impact of semiconductor shortages on automobile production pressured the stock.

Within financials, the fund’s underweight in banks weighed on relative returns. In addition, stock of insurer AIA Group underperformed due to concerns over COVID-19 disruptions impacting revenue growth. In energy, Neste’s stock fell due to challenges related to near-term maintenance costs and higher input prices due to a shortage of feedstocks for renewable diesel.

Portfolio Positioning
We remain committed to our disciplined, bottom-up process of identifying companies exhibiting accelerating, sustainable growth. Although the earnings growth that drove the market in the first half of 2021 subsequently stalled amid component and labor shortages, shipping delays and higher energy costs, we believe it should resume in the second half of 2022. In our view, bottlenecks in shipping and supply chains are transitory, and the most recent earnings season suggested that demand remains strong, and companies can pass through costs. We continue to maintain exposure to companies benefiting from strong secular trends, such as green energy and carbon reduction, including firms involved in wind generation, electric vehicle components and emissions testing. We also find opportunities related to shifts in global manufacturing with companies that specialize in factory automation design, components and software benefiting from increased capital investment in digital solutions for a variety of end markets.

As a result of our bottom-up stock selection process, we remain notably overweight to information technology and underweight to consumer staples. Geographically, we retain a large exposure to European stocks. We continue to be underweight to Japan and Asia in general and have reduced our exposure to China.

4

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.8%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.5)%

Top Five Countries	% of net assets
France	16.8%
Japan	13.5%
United Kingdom	9.9%
Netherlands	8.7%
Switzerland	7.9%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
G Class	$1,000	$990.20	$0.05	0.01%
Hypothetical
G Class	$1,000	$1,025.43	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 98.8%
Australia — 3.9%
Atlassian Corp. plc, Class A(1)	48,620	$18,296,678
CSL Ltd.	137,700	29,941,141
NEXTDC Ltd.(1)	541,070	4,590,209
Xero Ltd.(1)	50,470	5,126,109
		57,954,137
Austria — 1.1%
Erste Group Bank AG	392,220	17,184,383
Belgium — 1.5%
KBC Group NV	271,580	22,796,515
Canada — 5.3%
Canadian Pacific Railway Ltd.	240,560	16,835,151
First Quantum Minerals Ltd.	348,610	7,430,937
GFL Environmental, Inc.(2)	442,348	17,074,633
Shopify, Inc., Class A(1)	12,450	18,917,236
Toronto-Dominion Bank (The)	261,480	18,452,716
		78,710,673
China — 1.7%
Li Ning Co. Ltd.	1,127,500	12,752,689
Wuxi Biologics Cayman, Inc.(1)	890,500	12,012,652
		24,765,341
Denmark — 4.4%
Carlsberg A/S, B Shares	97,260	15,104,354
DSV A/S	27,060	5,891,657
Novo Nordisk A/S, B Shares	312,840	33,489,512
Pandora A/S	87,680	10,909,357
		65,394,880
Finland — 0.6%
Neste Oyj	198,700	9,397,897
France — 16.8%
Air Liquide SA	113,220	18,697,437
Airbus SE(1)	103,380	11,539,283
Bureau Veritas SA	400,230	12,675,413
Capgemini SE	114,460	26,425,561
Dassault Systemes SE	306,680	18,486,961
Edenred	250,956	11,226,109
L'Oreal SA	50,320	22,721,369
LVMH Moet Hennessy Louis Vuitton SE	52,270	40,644,850
Pernod Ricard SA	119,720	27,470,888
Safran SA	100,580	11,234,156
Schneider Electric SE	163,790	29,068,454
Teleperformance	39,160	16,107,798
Valeo	161,470	4,654,340
		250,952,619
Germany — 5.5%
Brenntag SE	92,520	7,924,378
Daimler AG	205,930	19,285,965
7

	Shares	Value
Infineon Technologies AG	425,902	$19,256,499
Puma SE	164,370	19,859,396
Symrise AG	110,210	15,503,442
		81,829,680
Hong Kong — 2.5%
AIA Group Ltd.	2,404,000	25,307,971
Techtronic Industries Co. Ltd.	584,500	12,021,239
		37,329,210
India — 1.1%
HDFC Bank Ltd.	808,310	16,013,292
Indonesia — 0.5%
Bank Central Asia Tbk PT	15,401,000	7,825,679
Ireland — 3.4%
CRH plc	423,560	20,591,224
ICON plc(1)	61,590	16,658,247
Ryanair Holdings plc, ADR(1)	148,920	14,229,306
		51,478,777
Israel — 1.0%
Kornit Digital Ltd.(1)	94,128	14,581,368
Italy — 2.4%
Ferrari NV	76,180	19,934,388
Prysmian SpA	160,340	5,944,588
Stellantis NV	561,734	9,619,276
		35,498,252
Japan — 13.5%
BayCurrent Consulting, Inc.	31,000	12,809,756
Food & Life Cos. Ltd.	399,900	16,934,740
Hoya Corp.	122,000	19,310,952
JSR Corp.	173,900	6,469,457
Keyence Corp.	52,100	32,175,981
Kobe Bussan Co. Ltd.	243,400	9,175,390
MonotaRO Co. Ltd.	483,400	9,516,698
Obic Co. Ltd.	75,800	13,940,588
Pan Pacific International Holdings Corp.	529,700	9,042,003
Recruit Holdings Co. Ltd.	435,800	26,461,620
Sony Group Corp.	258,100	31,490,445
Terumo Corp.	360,100	14,664,780
		201,992,410
Netherlands — 8.7%
Adyen NV(1)	11,274	31,227,120
Akzo Nobel NV	97,820	10,293,242
ASML Holding NV	51,100	40,107,388
ING Groep NV	1,481,530	20,465,040
Koninklijke DSM NV	63,146	13,591,322
Universal Music Group NV	493,630	14,169,198
		129,853,310
Norway — 0.5%
AutoStore Holdings Ltd.(1)	1,424,560	7,119,217
Singapore — 0.6%
Sea Ltd., ADR(1)	30,370	8,748,686
Spain — 2.6%
Cellnex Telecom SA	353,622	20,855,184
8

	Shares	Value
Iberdrola SA	1,620,598	$18,186,425
		39,041,609
Sweden — 2.3%
Epiroc AB, A Shares	620,160	15,013,893
Hexagon AB, B Shares	1,305,210	18,981,232
		33,995,125
Switzerland — 7.9%
Lonza Group AG	34,800	28,060,890
On Holding AG, Class A(1)	176,770	7,099,083
Partners Group Holding AG	13,240	22,850,221
SIG Combibloc Group AG(1)	547,730	14,438,213
Sika AG	60,536	23,639,364
Zur Rose Group AG(1)	23,680	8,964,336
Zurich Insurance Group AG	31,490	12,945,838
		117,997,945
Taiwan — 0.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	595,000	12,654,862
Thailand — 0.3%
Kasikornbank PCL	1,304,800	5,106,159
United Kingdom — 9.9%
Ashtead Group plc	379,380	30,520,395
AstraZeneca plc	322,900	35,401,062
Burberry Group plc	333,660	7,836,625
HSBC Holdings plc	4,488,800	24,864,710
London Stock Exchange Group plc	133,740	11,585,993
Reckitt Benckiser Group plc	174,987	14,174,472
Segro plc	757,680	14,160,408
Whitbread plc(1)	269,500	10,045,781
		148,589,446
TOTAL COMMON STOCKS (Cost $1,084,944,154)		1,476,811,472
TEMPORARY CASH INVESTMENTS — 0.5%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $2,021,226), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $1,978,840)		1,978,839
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $6,732,082), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $6,600,004)		6,600,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	29,352	29,352
TOTAL TEMPORARY CASH INVESTMENTS (Cost $8,608,191)		8,608,191
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $17,472,746)	17,472,746	17,472,746
TOTAL INVESTMENT SECURITIES — 100.5% (Cost $1,111,025,091)		1,502,892,409
OTHER ASSETS AND LIABILITIES — (0.5)%		(7,799,950)
TOTAL NET ASSETS — 100.0%		$1,495,092,459

9

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	18.5%
Information Technology	18.3%
Consumer Discretionary	14.7%
Financials	13.7%
Health Care	12.8%
Materials	8.8%
Consumer Staples	6.4%
Communication Services	2.9%
Utilities	1.2%
Real Estate	0.9%
Energy	0.6%
Temporary Cash Investments	0.5%
Temporary Cash Investments - Securities Lending Collateral	1.2%
Other Assets and Liabilities	(0.5)%

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $17,074,633. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $17,472,746.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $1,093,552,345) — including $17,074,633 of securities on loan	$1,485,419,663
Investment made with cash collateral received for securities on loan, at value (cost of $17,472,746)	17,472,746
Total investment securities, at value (cost of $1,111,025,091)	1,502,892,409
Cash	1,124
Foreign currency holdings, at value (cost of $57,157)	57,471
Receivable for investments sold	6,499,343
Receivable for capital shares sold	619,894
Dividends and interest receivable	3,151,003
Securities lending receivable	843
Other assets	11,087
1,513,233,174

Liabilities
Payable for collateral received for securities on loan	17,472,746
Payable for investments purchased	99
Accrued foreign taxes	571,106
Accrued other expenses	96,764
18,140,715

Net Assets	$1,495,092,459

G Class Capital Shares, $0.01 Par Value
Shares authorized	1,000,000,000
Shares outstanding	98,875,180

Net Asset Value Per Share	$15.12

Net Assets Consist of:
Capital (par value and paid-in surplus)	$970,541,083
Distributable earnings	524,551,376
$1,495,092,459

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $3,088,027)	$24,731,721
Securities lending, net	683,225
Interest	29,525
25,444,471

Expenses:
Management fees	12,490,754
Directors' fees and expenses	37,353
Other expenses	150,757
12,678,864
Fees waived	(12,490,754)
188,110

Net investment income (loss)	25,256,361

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign tax expenses paid (refunded) of $27,555)	119,080,298
Foreign currency translation transactions	(271,810)
118,808,488

Change in net unrealized appreciation (depreciation) on:
Investments (includes (increase) decrease in accrued foreign taxes of $198,530)	16,116,200
Translation of assets and liabilities in foreign currencies	(61,777)
16,054,423

Net realized and unrealized gain (loss)	134,862,911

Net Increase (Decrease) in Net Assets Resulting from Operations	$160,119,272

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$25,256,361	$10,208,268
Net realized gain (loss)	118,808,488	33,771,309
Change in net unrealized appreciation (depreciation)	16,054,423	186,598,763
Net increase (decrease) in net assets resulting from operations	160,119,272	230,578,340

Distributions to Shareholders
From earnings	(43,138,573)	(21,446,973)

Capital Share Transactions
Proceeds from shares sold	199,988,826	592,376,460
Proceeds from reinvestment of distributions	43,138,573	21,446,973
Payments for shares redeemed	(204,021,911)	(311,099,401)
Net increase (decrease) in net assets from capital share transactions	39,105,488	302,724,032

Net increase (decrease) in net assets	156,086,187	511,855,399

Net Assets
Beginning of period	1,339,006,272	827,150,873
End of period	$1,495,092,459	$1,339,006,272

Transactions in Shares of the Fund
Sold	13,383,484	47,489,240
Issued in reinvestment of distributions	3,119,203	1,918,957
Redeemed	(13,406,988)	(26,379,155)
Net increase (decrease) in shares of the fund	3,095,699	23,029,042

See Notes to Financial Statements.
13

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Growth Fund (the fund) is one fund in a series issued by the corporation. The fund's investment objective is to seek capital growth. The fund offers the G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The fund records the foreign tax expense, if any, on an accrual basis. The foreign tax expense on realized gains and unrealized appreciation reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.
Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$17,472,746	—	—	—	$17,472,746
Gross amount of recognized liabilities for securities lending transactions					$17,472,746
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 52% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that use very similar investment teams and strategies (strategy assets). The strategy assets of the fund also include the assets of International Growth Fund, one fund in a series issued by the corporation. The management fee schedule ranges from 0.700% to 1.150%. The investment advisor agreed to waive the fund’s management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors. The effective annual management fee for the period ended November 30, 2021 was 0.84% before waiver and 0.00% after waiver.

16

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.
Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $324,503 and $27,801, respectively. The effect of interfund transactions on the Statement of Operations was $(488) in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $756,296,784 and $718,435,932, respectively.

5. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Australia	$18,296,678	$39,657,459	—
Canada	17,074,633	61,636,040	—
Ireland	30,887,553	20,591,224	—
Israel	14,581,368	—	—
Singapore	8,748,686	—	—
Switzerland	7,099,083	110,898,862	—
Other Countries	—	1,147,339,886	—
Temporary Cash Investments	29,352	8,578,839	—
Temporary Cash Investments - Securities Lending Collateral	17,472,746	—	—
	$114,190,099	$1,388,702,310	—

17

6. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

7. Federal Tax Information

On December 21, 2021, the fund declared and paid per-share distributions of $1.0663 and $0.2563 from net realized gains and net investment income, respectively to shareholders of record on December 20, 2021.

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$9,569,472	$12,393,282
Long-term capital gains	$33,569,101	$9,053,691

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.
As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,112,740,258
Gross tax appreciation of investments	$410,683,535
Gross tax depreciation of investments	(20,531,384)
Net tax appreciation (depreciation) of investments	390,152,151
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(545,276)
Net tax appreciation (depreciation)	$389,606,875
Undistributed ordinary income	$37,595,504
Accumulated long-term gains	$97,348,997

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
8. Corporate Event

On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to International Growth Fund, one fund in a series issued by the corporation, in exchange for shares of International Growth Fund. The financial statements and performance history of International Growth Fund will survive after the reorganization. The reorganization is expected to be completed in 2022.

18

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
G Class
2021	$13.98	0.26	1.33	1.59	(0.10)	(0.35)	(0.45)	$15.12	11.71%	0.01%	0.85%	1.71%	0.87%	50%	$1,495,092
2020	$11.37	0.13	2.78	2.91	(0.17)	(0.13)	(0.30)	$13.98	26.30%	0.01%	0.83%	1.13%	0.31%	55%	$1,339,006
2019	$11.13	0.17	1.50	1.67	(0.22)	(1.21)	(1.43)	$11.37	18.27%	0.01%	0.84%	1.60%	0.77%	70%	$827,151
2018	$12.57	0.22	(1.09)	(0.87)	(0.20)	(0.37)	(0.57)	$11.13	(7.35)%	0.01%	0.82%	1.75%	0.94%	71%	$896,239
2017	$9.61	0.14	2.91	3.05	(0.09)	—	(0.09)	$12.57	32.02%	0.61%	0.91%	1.26%	0.96%	57%	$1,039,845

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Growth Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Growth Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
20

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
21

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
22

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

23

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

24

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, five-, and ten-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.
25

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was below the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different
26

regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
27

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.
28

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $38,315,631, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $557,318 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $27,317,563 and foreign taxes paid of $2,224,233, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.2763 and $0.0225, respectively.

The fund utilized earnings and profits of $6,688,042 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
29

Notes
30

Notes
31

Notes
32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91024 2201

Annual Report

November 30, 2021

NT International Small-Mid Cap Fund
Investor Class (ANTSX)
G Class (ANTMX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTSX	17.70%	13.94%	10.14%	3/19/15
MSCI EAFE Small Cap Index	—	12.70%	10.71%	8.53%	—
G Class	ANTMX	19.45%	15.43%	11.26%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $19,113

MSCI EAFE Small Cap Index — $17,313

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.48%	1.13%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Trevor Gurwich, Federico Laffan and Pratik Patel

Performance Summary

NT International Small-Mid Cap returned 19.45%* for the 12 months ended November 30, 2021, outperforming the MSCI EAFE Small Cap Index, which returned 12.70% for the same period.

Stocks rose strongly in late 2020, as progress toward COVID-19 vaccines raised hopes for easing lockdown measures and a global economic resurgence. Market leadership shifted away from the defensive, stay-at-home stocks that outperformed through much of 2020 toward more cyclically oriented names expected to benefit from a move toward normal. This market broadening continued through the first half of 2021 as the distribution of vaccines and the lifting of COVID-19 restrictions in many countries led to improved economic growth and robust corporate earnings. The market faced some headwinds in the second quarter of 2021, however, as companies reported challenges with supply chain bottlenecks, worker shortages and increased commodity prices. These pressures escalated in the third quarter, leading to increased market turbulence, as inflation fears and expectations for less accommodative monetary policy drove interest rates higher. New virus variants and vaccine rollout delays also complicated reopening plans in some countries. Developments in China, including regulatory uncertainty and a liquidity crisis in the property sector, also contributed to market volatility. Nonetheless, non-U.S. small-cap stocks ended the 12-month period with strong performance, while outperforming large caps.

Stock selection, especially in health care and information technology, drove the fund’s strong relative outperformance over the 12-month period. Stock selection in industrials and financials detracted from relative performance. From a geographic standpoint, stock selection in the U.K. assisted relative performance, while stock selection in Japan dampened relative performance.

Medical Technology Company Was a Top Contributor

Inmode was a standout contributor in the health care sector. This medical technology company provides minimally invasive solutions for cosmetic and other surgeries. It reported strong revenue and earnings growth, as the vaccine rollout reduced virus fears and unleashed pent-up demand for elective medical procedures.

The ongoing drive toward digitalization fueled strong results for Endava, another top contributor. This digitally focused information technology services company benefited from robust trends in end markets such as electronic payments, insurance technology, media and telecommunications.

Improved consumer spending trends and the expansion of e-commerce supported strong stock performance for consumer discretionary holdings such as Watches of Switzerland Group. This multichannel retailer of high-end Swiss watches augmented its business through its acquisition of Rolex agency stores in the U.S. It also reported strong revenue and earnings growth.

Detractors Included Industrial Gas Producer and Digital Gaming Studio

Several stocks that were strong contributors in 2020 gave back ground over the 12-month period. Industrial gas supplier Nippon Gas was a notable detractor. The company reported weaker-than-expected results, but left its full-year forecasts unchanged. The company tends to be able to pass through rising input costs to its customers, but there typically is a lag before pricing offsets rising costs.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
3

Optimism over reopening also led to a sell-off in companies viewed as beneficiaries of the stay-at-home period. These included Stillfront Group, the owner of a digital gaming studio that experienced strong business trends during the pandemic. On the other hand, ASKUL, a Japan-based retailer of computer equipment, office supplies and logistics services, was negatively impacted by a slower-than-expected return to the office in Japan. We liquidated both holdings as we sought investments with more attractive earnings growth potential.

Outlook

Despite near-term economic uncertainty, we believe the portfolio remains well positioned, supported by a broad array of stocks with strong company-specific drivers. While we have exposure to companies positioned to benefit from improved global economic growth, we remain balanced between reopening names and beneficiaries of long-term changes in behavior.

We hold a notable overweight in consumer discretionary, with a focus on companies we believe have sustainable earnings growth potential. Many consumer-facing companies saw strong revenue growth during the pandemic. As valuations increased, we sought opportunities in other sectors, such as health care, where we have found investments that we believe will deliver accelerating and sustainable earnings growth.

We also continue to see opportunities in information technology, which is prominently weighted in the portfolio. These include companies capitalizing on long-term secular trends such as digitalization, cloud computing, automation and software as a service. We believe supply chain disruptions and ongoing uncertainty over virus variants have helped accelerate many of these trends. The fund is underweight in real estate and materials, sectors where we have found fewer compelling investments.

From a regional standpoint, our bottom-up stock selection has led to an overweight in Europe. The fund is underweight in Asia, including Japan, reflecting the mix of investment opportunities we have found there.
4

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	98.2%
Exchange-Traded Funds	—*
Temporary Cash Investments	1.7%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.1)%
*Category is less than 0.05% of total net assets.

Top Five Countries*	% of net assets
Japan	20.4%
United Kingdom	17.6%
Canada	9.7%
Australia	6.9%
Sweden	6.1%
*Exposure indicated excludes Exchange-Traded Funds. The Schedule of Investments provides additional information on the fund's portfolio holdings.
5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$996.70	$7.33	1.44%
G Class	$1,000	$1,003.90	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,018.14	$7.40	1.44%
G Class	$1,000	$1,025.43	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 98.2%
Australia — 6.9%
carsales.com Ltd.	251,490	$4,466,503
City Chic Collective Ltd.(1)	1,223,826	5,188,804
Corporate Travel Management Ltd.(1)	344,687	5,388,846
IDP Education Ltd.	254,018	6,262,741
Mineral Resources Ltd.	118,835	3,813,753
NEXTDC Ltd.(1)	687,820	5,835,173
OZ Minerals Ltd.	323,156	5,943,012
		36,898,832
Austria — 0.6%
ANDRITZ AG	68,431	3,266,271
Belgium — 1.7%
D'ieteren Group	48,863	8,915,076
Canada — 9.7%
BRP, Inc.	48,609	3,841,688
Canadian Western Bank	181,795	5,256,963
Colliers International Group, Inc. (Toronto)	41,339	5,580,903
Descartes Systems Group, Inc. (The)(1)	66,315	5,331,883
FirstService Corp.	15,762	3,029,630
goeasy Ltd.(2)	27,977	3,806,116
Kinaxis, Inc.(1)	33,292	5,088,468
Nuvei Corp.(1)	29,267	2,884,555
TFI International, Inc.	47,211	4,687,654
Tricon Residential, Inc. (Toronto)	495,586	6,804,633
Whitecap Resources, Inc.(2)	1,106,105	5,887,913
		52,200,406
Denmark — 4.1%
ALK-Abello A/S(1)	11,926	5,986,917
Jyske Bank A/S(1)	119,861	5,994,156
Pandora A/S	44,407	5,525,226
Royal Unibrew A/S	42,547	4,534,715
		22,041,014
Finland — 2.0%
Cargotec Oyj, B Shares	37,611	1,757,395
Metso Outotec Oyj	424,730	4,280,387
Musti Group Oyj(1)	145,022	4,916,097
		10,953,879
France — 5.8%
Alten SA	36,236	5,989,415
APERAM SA	67,893	3,262,149
Elis SA(1)	295,884	4,644,102
Euronext NV	54,092	5,315,083
Nexans SA	57,374	5,303,546
SOITEC(1)	12,382	3,260,129
Wendel SE	27,058	3,093,864
		30,868,288
7

	Shares	Value
Germany — 2.9%
AIXTRON SE	123,800	$2,488,090
CTS Eventim AG & Co. KGaA(1)	59,271	3,851,815
Dermapharm Holding SE	58,142	5,342,511
Eckert & Ziegler Strahlen- und Medizintechnik AG	33,080	3,642,895
		15,325,311
Ireland — 1.4%
AIB Group plc(1)	2,286,080	5,009,018
Glanbia plc	178,417	2,306,379
		7,315,397
Israel — 3.4%
Inmode Ltd.(1)	57,474	4,368,024
Kornit Digital Ltd.(1)	44,038	6,821,927
Nova Ltd.(1)	53,751	6,909,691
		18,099,642
Italy — 3.0%
Autogrill SpA(1)	693,659	4,483,348
MARR SpA	212,956	4,313,637
Sesa SpA	35,646	7,090,115
		15,887,100
Japan — 20.4%
Amvis Holdings, Inc.	66,000	6,405,927
Asics Corp.	196,400	4,863,149
BayCurrent Consulting, Inc.	8,900	3,677,639
Calbee, Inc.	116,100	2,608,462
en Japan, Inc.	116,100	3,611,122
ENECHANGE Ltd.(1)	34,800	2,148,867
Food & Life Cos. Ltd.	160,500	6,796,764
Hennge KK(1)	43,300	1,612,267
IHI Corp.	239,900	4,482,034
Japan Elevator Service Holdings Co. Ltd.	265,700	4,957,666
Japan Hotel REIT Investment Corp.	2,908	1,503,953
JTOWER, Inc.(1)	57,800	5,215,825
m-up Holdings, Inc.	81,700	3,085,576
MatsukiyoCocokara & Co.	136,800	5,355,106
Menicon Co. Ltd.	110,000	3,639,989
Nextage Co. Ltd.	368,400	7,399,770
Nippon Gas Co. Ltd.	143,600	1,789,265
Open House Co. Ltd.	72,900	4,132,103
Outsourcing, Inc.	214,500	2,829,740
Relo Group, Inc.	202,900	3,733,746
Sanwa Holdings Corp.	371,600	3,964,035
Simplex Holdings, Inc.(1)	111,700	2,757,049
Ushio, Inc.	276,400	5,120,411
Visional, Inc.(1)	75,600	5,438,350
West Holdings Corp.	112,200	6,419,662
Zenkoku Hosho Co. Ltd.	138,500	6,043,875
		109,592,352
Netherlands — 5.6%
Accell Group NV(1)	34,114	1,497,885
Arcadis NV	153,129	6,809,176
ASM International NV	6,145	2,762,130
8

	Shares	Value
ASR Nederland NV	123,617	$5,279,104
Basic-Fit NV(1)(2)	110,292	4,786,864
BE Semiconductor Industries NV	61,148	5,814,552
OCI NV(1)	113,118	3,097,422
		30,047,133
Norway — 1.3%
Bakkafrost P/F	39,539	2,596,744
Storebrand ASA	501,600	4,608,546
		7,205,290
Singapore — 0.4%
TDCX, Inc., ADR(1)	116,651	2,216,369
Spain — 1.6%
CIE Automotive SA	95,464	2,650,728
Laboratorios Farmaceuticos Rovi SA	84,362	6,149,065
		8,799,793
Sweden — 6.1%
AddTech AB, B Shares	220,479	5,012,074
Arjo AB, B Shares	524,956	6,598,702
Fastighets AB Balder, B Shares(1)	74,653	5,576,356
Hexatronic Group AB	76,507	4,255,879
Lifco AB, B Shares	105,475	2,850,489
Nordic Entertainment Group AB, B Shares(1)	95,937	4,764,301
Storytel AB(1)(2)	45,817	847,768
Vitrolife AB	48,070	2,940,982
		32,846,551
Switzerland — 3.7%
Comet Holding AG	14,343	5,397,065
DKSH Holding AG	63,343	5,060,581
SIG Combibloc Group AG(1)	248,662	6,554,753
Zur Rose Group AG(1)	7,704	2,916,438
		19,928,837
United Kingdom — 17.6%
Darktrace plc(1)	413,337	2,513,543
Diploma plc	162,693	6,925,740
Electrocomponents plc	448,620	7,226,608
Endava plc, ADR(1)	49,671	7,775,498
Future plc	149,052	7,114,414
Grafton Group plc	276,262	4,295,081
Greggs plc	141,259	5,622,435
Hays plc	2,420,406	4,735,013
Howden Joinery Group plc	374,646	4,316,280
Intermediate Capital Group plc	204,875	5,691,342
Marks & Spencer Group plc(1)	2,015,526	6,323,712
Pets at Home Group plc	987,048	6,108,568
S4 Capital plc(1)	167,642	1,294,823
Savills plc	290,616	5,153,727
Tritax Big Box REIT plc	2,478,086	7,832,171
Virgin Money UK plc(1)	1,258,561	2,789,455
Watches of Switzerland Group plc(1)	494,006	8,815,815
		94,534,225
TOTAL COMMON STOCKS (Cost $427,005,430)		526,941,766
9

	Shares	Value
EXCHANGE-TRADED FUNDS†
iShares MSCI EAFE Small-Cap ETF(2) (Cost $71,366)	952	$68,468
TEMPORARY CASH INVESTMENTS — 1.7%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $2,183,244), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $2,137,461)		2,137,460
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $7,270,593), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $7,128,004)		7,128,000
State Street Institutional U.S. Government Money Market Fund, Premier Class	33,132	33,132
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,298,592)		9,298,592
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $976,038)	976,038	976,038
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $437,351,426)		537,284,864
OTHER ASSETS AND LIABILITIES — (0.1)%		(568,800)
TOTAL NET ASSETS — 100.0%		$536,716,064

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Industrials	22.4%
Consumer Discretionary	19.4%
Information Technology	15.1%
Financials	9.9%
Health Care	8.4%
Real Estate	7.4%
Consumer Staples	4.7%
Materials	4.2%
Communication Services	4.1%
Utilities	1.5%
Energy	1.1%
Exchange-Traded Funds	—*
Temporary Cash Investments	1.7%
Temporary Cash Investments - Securities Lending Collateral	0.2%
Other Assets and Liabilities	(0.1)%
*Category is less than 0.05% of total net assets.

NOTES TO SCHEDULE OF INVESTMENTS
ADR	-	American Depositary Receipt
†Category is less than 0.05% of total net assets.
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,826,908. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $8,586,007, which includes securities collateral of $7,609,969.

See Notes to Financial Statements.
10

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $436,375,388) — including $7,826,908 of securities on loan	$536,308,826
Investment made with cash collateral received for securities on loan, at value (cost of $976,038)	976,038
Total investment securities, at value (cost of $437,351,426)	537,284,864
Foreign currency holdings, at value (cost of $3,148)	3,165
Receivable for capital shares sold	316,003
Dividends and interest receivable	788,940
Securities lending receivable	7,430
538,400,402

Liabilities
Payable for collateral received for securities on loan	976,038
Payable for investments purchased	576,122
Accrued management fees	132,178
1,684,338

Net Assets	$536,716,064

Net Assets Consist of:
Capital (par value and paid-in surplus)	$340,310,670
Distributable earnings	196,405,394
$536,716,064

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$105,938,195	7,059,579	$15.01
G Class, $0.01 Par Value	$430,777,869	28,089,256	$15.34

See Notes to Financial Statements.
11

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $591,089)	$5,606,211
Securities lending, net	135,803
Interest	577
5,742,591

Expenses:
Management fees	6,507,399
Directors' fees and expenses	13,902
Other expenses	34,665
6,555,966
Fees waived(1)	(4,999,509)
1,556,457

Net investment income (loss)	4,186,134

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	108,704,369
Foreign currency translation transactions	(21,491)
108,682,878

Change in net unrealized appreciation (depreciation) on:
Investments	(19,566,534)
Translation of assets and liabilities in foreign currencies	(33,321)
(19,599,855)

Net realized and unrealized gain (loss)	89,083,023

Net Increase (Decrease) in Net Assets Resulting from Operations	$93,269,157
(1)Amount consists of $42,179 and $4,957,330 for Investor Class and G Class, respectively.

See Notes to Financial Statements.
12

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$4,186,134	$3,006,377
Net realized gain (loss)	108,682,878	32,404,423
Change in net unrealized appreciation (depreciation)	(19,599,855)	67,743,363
Net increase (decrease) in net assets resulting from operations	93,269,157	103,154,163

Distributions to Shareholders
From earnings:
Investor Class	(3,058,614)	(1,580,340)
G Class	(15,557,885)	(7,505,757)
Decrease in net assets from distributions	(18,616,499)	(9,086,097)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	(32,903,513)	67,784,056

Net increase (decrease) in net assets	41,749,145	161,852,122

Net Assets
Beginning of period	494,966,919	333,114,797
End of period	$536,716,064	$494,966,919

See Notes to Financial Statements.
13

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Small-Mid Cap Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek capital growth. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

14

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).

15

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$976,038	—	—	—	$976,038
Gross amount of recognized liabilities for securities lending transactions					$976,038
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 60% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. During the period ended November 30, 2021, the investment advisor agreed to waive 0.04% of the fund's management fee. The investment advisor expects this waiver to continue until July 31, 2022 and cannot terminate it prior to such date without the approval of the Board of Directors. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.

16

The annual management fee and the effective annual management fee after waiver for each class for the period ended November 30, 2021 are as follows:

	Annual Management Fee	Effective Annual Management Fee After Waiver
Investor Class	1.47%	1.43%
G Class	1.12%	0.00%

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases and sales were $105,715 and $330,962, respectively. The effect of interfund transactions on the Statement of Operations was $111,166 in net realized gain (loss) on investment transactions.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $605,529,213 and $659,254,137, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	120,000,000		120,000,000
Sold	5,229	$74,661	492,052	$3,938,077
Issued in reinvestment of distributions	232,594	3,058,614	147,695	1,580,340
Redeemed	(615,068)	(8,513,390)	(2,059,298)	(23,788,410)
	(377,245)	(5,380,115)	(1,419,551)	(18,269,993)
G Class/Shares Authorized	300,000,000		300,000,000
Sold	1,792,308	26,639,764	16,319,664	188,246,740
Issued in reinvestment of distributions	1,173,295	15,557,885	700,818	7,505,757
Redeemed	(4,597,000)	(69,721,047)	(9,513,355)	(109,698,448)
	(1,631,397)	(27,523,398)	7,507,127	86,054,049
Net increase (decrease)	(2,008,642)	$(32,903,513)	6,087,576	$67,784,056

17

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
Canada	$2,884,555	$49,315,851	—
Israel	18,099,642	—	—
Singapore	2,216,369	—	—
United Kingdom	7,775,498	86,758,727	—
Other Countries	—	359,891,124	—
Exchange-Traded Funds	68,468	—	—
Temporary Cash Investments	33,132	9,265,460	—
Temporary Cash Investments - Securities Lending Collateral	976,038	—	—
	$32,053,702	$505,231,162	—

7. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.

The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.

There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing a significant portion of assets in one country or region may accentuate these risks.

The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
18

8. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $2.6025 for the Investor Class and G Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	G Class
$0.1029	$0.3117

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$3,023,124	$9,086,097
Long-term capital gains	$15,593,375	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

The reclassifications, which are primarily due to tax equalization, were made to capital $5,475,429 and distributable earnings $(5,475,429).

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$445,604,124
Gross tax appreciation of investments	$113,092,089
Gross tax depreciation of investments	(21,411,349)
Net tax appreciation (depreciation) of investments	91,680,740
Net tax appreciation (depreciation) on translation of assets and liabilities in foreign currencies	(10,289)
Net tax appreciation (depreciation)	$91,670,451
Undistributed ordinary income	$41,816,399
Accumulated long-term gains	$62,918,544

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the realization to ordinary income for tax purposes of unrealized gains on investments in passive foreign investment companies.

9. Corporate Event

On December 2, 2021, the Board of Directors approved a name change for the fund. Effective April 1, 2022, the fund’s name will change to International Small-Mid Cap Fund.

19

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$13.16	(0.06)	2.34	2.28	—	(0.43)	(0.43)	$15.01	17.70%	1.44%	1.48%	(0.39)%	(0.43)%	113%	$105,938
2020	$10.61	(0.03)	2.76	2.73	(0.18)	—	(0.18)	$13.16	26.24%	1.47%	1.48%	(0.25)%	(0.26)%	131%	$97,901
2019	$10.56	0.01	1.14	1.15	(0.04)	(1.06)	(1.10)	$10.61	13.13%	1.48%	1.48%	0.14%	0.14%	133%	$93,941
2018	$13.16	0.01	(1.73)	(1.72)	(0.11)	(0.77)	(0.88)	$10.56	(14.20)%	1.47%	1.47%	0.09%	0.09%	140%	$66,042
2017	$9.88	(0.01)	3.29	3.28	—	—	—	$13.16	33.20%	1.48%	1.48%	(0.10)%	(0.10)%	122%	$76,484
G Class
2021	$13.36	0.16	2.35	2.51	(0.10)	(0.43)	(0.53)	$15.34	19.45%	0.01%	1.13%	1.04%	(0.08)%	113%	$430,778
2020	$10.77	0.13	2.80	2.93	(0.34)	—	(0.34)	$13.36	28.03%	0.01%	1.13%	1.21%	0.09%	131%	$397,066
2019	$10.72	0.16	1.13	1.29	(0.18)	(1.06)	(1.24)	$10.77	14.77%	0.01%	1.13%	1.61%	0.49%	133%	$239,174
2018	$13.25	0.20	(1.76)	(1.56)	(0.20)	(0.77)	(0.97)	$10.72	(12.95)%	0.00%(3)	1.12%	1.56%	0.44%	140%	$140,057
2017	$9.89	0.06	3.32	3.38	(0.02)	—	(0.02)	$13.25	34.20%	0.80%	1.22%	0.58%	0.16%	122%	$172,954

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Small-Mid Cap Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Small-Mid Cap Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
22

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
23

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
24

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

25

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

26

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

27

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board and the Advisor agreed to an extension of the current temporary reduction of the Fund's annual unified management fee of 0.04% (e.g., the Investor Class unified fee will be reduced from 1.47% to 1.43%) for at least one year, beginning August 1, 2021. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

28

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
29

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

30

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $18,870,293, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $1,658,550 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $6,197,300 and foreign taxes paid of $471,108, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.1763 and $0.0134, respectively.

The fund utilized earnings and profits of $5,475,429 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).
31

Notes

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91025 2201

Annual Report

November 30, 2021

NT International Value Fund
Investor Class (ANTVX)
G Class (ANTYX)

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Performance

Total Returns as of November 30, 2021
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	ANTVX	9.25%	5.68%	2.46%	3/19/15
MSCI EAFE Value Index	—	9.29%	5.07%	2.39%	—
G Class	ANTYX	10.58%	6.85%	3.36%	3/19/15
Fund returns would have been lower if a portion of the fees had not been waived.

Growth of $10,000 Over Life of Class
$10,000 investment made March 19, 2015
Performance for other share classes will vary due to differences in fee structure.

Value on November 30, 2021
Investor Class — $11,767

MSCI EAFE Value Index — $11,713

Ending value of Investor Class would have been lower if a portion of the fees had not been waived.

Total Annual Fund Operating Expenses
Investor Class	G Class
1.12%	0.77%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Total returns for periods less than one year are not annualized. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. For additional information about the fund, please consult the prospectus.
2

Portfolio Commentary

Portfolio Managers: Yulin Long and Tsuyoshi Ozaki

Performance Summary

NT International Value rose 10.58%* for the fiscal year ended November 30, 2021, compared with the 9.29% return of its benchmark, the MSCI EAFE Value Index.

Global stocks delivered positive returns early in the reporting period, supported by improving corporate earnings. The vaccine rollout and predictions for better global economic growth also boosted equity performance. Expectations for accelerating economic improvement drove a rotation into cyclical stocks early in the period, which led value stocks to outperform growth. Later, several headwinds emerged, including COVID-19’s delta variant, supply chain disruptions, soaring inflation and rising yields. These eventually dampened the economic outlook and stock returns. Higher input costs and logistics challenges raised worries that profit margins could weaken in the near term. Global policymakers at central banks in England, Japan and the European Union signaled they likely would begin tapering asset purchases before year-end. A surge in credit problems for property developer China Evergrande Group late in the period also raised fears of a wider global credit crisis. In that environment, non-U.S. stock returns were volatile and declined from earlier highs, but nevertheless finished the period with solid gains.

Our stock selection process incorporates factors of valuation, quality, growth and sentiment, while minimizing unintended risks among industries and other risk characteristics. The consumer staples and health care sectors contributed the most to the fund’s relative returns. Positioning in the utilities and real estate sectors also contributed. Selection and allocation decisions made the industrials, energy, communication services and financials sectors detractors from relative performance.

Geographically, stock choices within Israel, the U.S. and Switzerland contributed the most to relative returns. In contrast, security selection in Japan, Finland and Sweden detracted from the fund's results.

Consumer Staples and Health Care Stocks Drive Contribution

In the consumer staples sector, positioning in the beverages industry was a top contributor to the fund’s outperformance. It helped relative results to be underweight Anheuser-Busch InBev, which was hurt by supply chain bottlenecks that caused demand for aluminum cans to surge and resulted in delivery delays. In the personal products industry, limited exposure to the British company Unilever was beneficial. The company said inflation had impacted input costs and pandemic-related shutdowns in Asia had hurt sales volumes. An overweight position in Jeronimo Martins, a Portuguese food retailer, added to performance as well. The company’s shares benefited from a market rotation into more defensive stocks.

In the health care sector, stock selection in the pharmaceuticals industry was the primary driver. The decision to limit exposure to several large pharmaceuticals stocks, including Novartis, Bayer and Sanofi, was beneficial. We exited our position in Bayer during the period. In addition, an overweight position in Novo Nordisk was also advantageous. A strong product pipeline and anticipated gains in the diabetes treatment market helped support shares.

*All fund returns referenced in this commentary are for G Class shares. G Class returns would have been lower if a portion of the fees had not been waived. Performance for other share classes will vary due to differences in fee structure; when G Class performance exceeds that of the fund’s benchmark, other share classes may not. See page 2 for returns for all share classes.
3

A large underweight position in the utilities sector added to relative performance as well. In the electric utilities industry, a decision to underweight shares of Enel, an Italian power company, contributed positively to results. The company reported lower sales and income due in part to lower energy trading activity in Italy and to unfavorable exchange rates with Latin America. In the real estate sector, a decision to avoid Vonovia, a Germany-based apartment developer, was also advantageous. Shares of Vonovia were hindered by doubts about the company’s attempted merger with another German apartment developer.

Elsewhere, U.K.-based Evraz, a steel manufacturing and mining company, contributed prominently to relative performance. Shares of the metals company moved higher on an improved earnings outlook.

Industrials Sector Detracted from Relative Results

Positioning in the industrials sector, particularly in the aerospace and defense and machinery industries, detracted from the fund’s relative returns. In the aerospace and defense industry, limited exposure to Airbus hindered results as did an overweight position in Safran, a France-based maker of aircraft and rocket engines. Shares of Airbus rose on strong earnings and upgrade guidance, while shares of Safran fell on weaker sales and earnings. We exited our position in Safran.

In the machinery industry, an overweight position was detrimental as were certain stock selections. For example, shares of Kone, a Finland-based company that makes elevators and escalators, declined due to parts shortages and rising input costs, so we exited this position. An overweight to the airlines industry also hindered relative performance.

Overweight exposure to Japan-based Nintendo, a video game company, also weighed on relative returns. The company’s stock declined due to earnings that were weaker relative to pandemic-related strength in 2020. An underweight position in Toyota Motor also detracted from performance. The company reported strong earnings in 2021 and raised its guidance for 2022.

Portfolio Positioning

With 2022 on the horizon, global economies continue to confront higher inflation, potentially slower economic growth and continued uncertainty surrounding the coronavirus pandemic. We believe our disciplined investment approach can be particularly beneficial during periods of volatility, and we adhere to our process regardless of the market environment. We believe this allows us to take advantage of opportunities presented by market inefficiencies. We seek to maintain balanced exposure to our fundamentally based, multidimensional drivers of stock returns, applying bottom-up research and analysis on individual stocks to determine positioning. We also seek to limit active risk at the country, sector and industry level, and we typically allow only modest overweights and underweights. As of November 30, 2021, the fund’s largest overweight positions are in the consumer discretionary and information technology sectors. The fund’s largest underweights are in the utilities and real estate sectors. Geographically, the fund is overweight particularly in the U.S., Israel, France and Netherlands and underweight in Europe, particularly to Germany, Switzerland and the U.K.

4

Fund Characteristics

NOVEMBER 30, 2021
Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Temporary Cash Investments	1.3%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	0.7%

Top Five Countries	% of net assets
Japan	23.7%
United Kingdom	14.2%
France	13.6%
United States	7.2%
Germany	6.5%

5

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 29, 2021 to November 30, 2021.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/29/21	Ending Account Value 11/30/21	Expenses Paid During Period(1) 5/29/21 - 11/30/21	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$914.90	$5.42	1.11%
G Class	$1,000	$920.80	$0.05	0.01%
Hypothetical
Investor Class	$1,000	$1,019.82	$5.71	1.11%
G Class	$1,000	$1,025.43	$0.05	0.01%
(1)Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 186, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period. Annualized expense ratio reflects actual expenses, including any applicable fee waivers or expense reimbursements and excluding any acquired fund fees and expenses.
6

Schedule of Investments

NOVEMBER 30, 2021

	Shares	Value
COMMON STOCKS — 97.9%
Australia — 4.8%
Aristocrat Leisure Ltd.	434,623	$13,508,165
Coles Group Ltd.	401,657	5,129,076
Commonwealth Bank of Australia	39,610	2,615,101
National Australia Bank Ltd.	663,562	12,822,046
Qantas Airways Ltd.(1)	1,240,756	4,435,318
Rio Tinto Ltd.	25,070	1,663,463
Santos Ltd.	1,310,864	5,910,991
Stockland, REIT	2,749,930	8,489,827
Suncorp Group Ltd.	367,537	2,816,099
Wesfarmers Ltd.	149,804	6,038,513
		63,428,599
Austria — 1.2%
Raiffeisen Bank International AG	179,618	5,341,831
voestalpine AG	316,091	10,667,285
		16,009,116
Belgium — 0.8%
Solvay SA	92,914	10,396,008
Denmark — 0.6%
Novo Nordisk A/S, B Shares	71,215	7,623,563
Finland — 0.3%
Fortum Oyj	133,097	3,826,819
France — 13.6%
Airbus SE(1)	101,873	11,371,072
Arkema SA	39,896	5,231,221
AXA SA	251,025	6,900,186
BNP Paribas SA	168,489	10,471,527
Cie de Saint-Gobain	222,774	14,130,482
Cie Generale des Etablissements Michelin SCA	118,480	17,484,133
Dassault Systemes SE	99,838	6,018,329
EssilorLuxottica SA	35,202	7,054,761
Hermes International	3,955	7,421,972
L'Oreal SA	7,876	3,556,310
Legrand SA	161,630	17,755,856
Publicis Groupe SA	187,586	12,138,465
Sanofi	49,561	4,711,383
Schneider Electric SE	129,867	23,048,006
STMicroelectronics NV	90,467	4,405,905
Thales SA	45,354	3,721,117
TotalEnergies SE	491,552	22,617,665
Veolia Environnement SA	37,840	1,213,500
		179,251,890
Germany — 6.5%
Allianz SE	77,237	16,762,529
Brenntag SE	125,655	10,762,406
Carl Zeiss Meditec AG	51,268	10,271,533
Deutsche Post AG	87,680	5,178,516
7

	Shares	Value
E.ON SE	515,194	$6,355,612
GEA Group AG	244,736	12,385,510
Merck KGaA	7,062	1,745,409
Siemens AG	74,899	11,940,071
Telefonica Deutschland Holding AG	1,330,697	3,549,142
Uniper SE	138,638	6,019,087
Vitesco Technologies Group AG(1)	15,645	695,526
		85,665,341
Hong Kong — 1.3%
Hong Kong Exchanges & Clearing Ltd.	192,500	10,585,848
Sun Hung Kai Properties Ltd.	544,000	6,624,115
		17,209,963
Ireland — 1.3%
CRH plc	347,115	16,874,876
Israel — 3.6%
Bank Leumi Le-Israel BM	1,910,803	18,386,917
Israel Discount Bank Ltd., A Shares(1)	2,616,067	15,986,303
Mizrahi Tefahot Bank Ltd.	354,370	13,030,620
		47,403,840
Italy — 2.7%
CNH Industrial NV	233,362	3,830,440
Enel SpA	744,431	5,640,824
FinecoBank Banca Fineco SpA	581,425	10,183,060
Mediobanca Banca di Credito Finanziario SpA(2)	507,877	5,618,007
Tenaris SA	1,006,187	9,853,498
		35,125,829
Japan — 23.7%
AGC, Inc.	80,400	3,915,237
Bridgestone Corp.	160,500	6,435,818
Brother Industries Ltd.	586,100	10,058,907
Canon, Inc.	737,700	16,224,032
Capcom Co., Ltd.	219,200	5,455,964
Dai Nippon Printing Co. Ltd.	112,900	2,649,779
ENEOS Holdings, Inc.	2,042,500	7,582,313
FUJIFILM Holdings Corp.	186,600	14,678,155
Fujitsu Ltd.	22,100	3,652,771
Hoya Corp.	57,800	9,148,959
Iida Group Holdings Co. Ltd.	563,000	11,626,148
INPEX Corp.	652,300	5,337,505
Japan Airlines Co. Ltd.(1)	161,600	2,913,015
Japan Exchange Group, Inc.	215,500	4,665,812
Japan Post Insurance Co. Ltd.	431,100	6,659,427
JFE Holdings, Inc.	205,300	2,339,969
KDDI Corp.	579,700	16,820,086
Lixil Corp.	117,700	2,879,418
Mitsubishi Corp.	204,200	6,071,775
Mitsubishi Electric Corp.	1,127,900	14,092,821
Mitsubishi UFJ Financial Group, Inc.	1,088,300	5,747,727
Mitsui & Co. Ltd.	307,300	6,909,153
MS&AD Insurance Group Holdings, Inc.	304,000	8,864,221
Nintendo Co. Ltd.	11,200	4,939,400
Nippon Yusen KK	50,400	3,264,349
8

	Shares	Value
Nitto Denko Corp.	35,500	$2,461,179
Oriental Land Co. Ltd.	22,300	3,504,107
ORIX Corp.	481,600	9,489,161
Otsuka Holdings Co. Ltd.	62,900	2,278,214
Panasonic Corp.	869,800	9,483,020
Renesas Electronics Corp.(1)	414,800	5,212,095
Seiko Epson Corp.	488,900	7,882,768
Seven & i Holdings Co. Ltd.	95,300	3,838,437
Shionogi & Co. Ltd.	138,800	9,689,805
Shizuoka Bank Ltd. (The)	1,298,300	9,127,149
Softbank Corp.	162,100	2,231,237
Sompo Holdings, Inc.	81,000	3,326,509
Sony Group Corp.	113,400	13,835,786
Sumitomo Chemical Co. Ltd.	2,783,500	12,768,048
Tokyo Electron Ltd.	11,300	5,937,807
Toyota Motor Corp.	743,000	13,180,262
Yamaha Motor Co. Ltd.	559,300	14,065,571
		311,243,916
Netherlands — 3.8%
Koninklijke Ahold Delhaize NV	597,526	20,106,603
NN Group NV	155,678	7,735,556
Randstad NV	129,699	8,184,123
Wolters Kluwer NV	126,396	14,214,601
		50,240,883
New Zealand — 0.3%
Fisher & Paykel Healthcare Corp. Ltd.	200,081	4,526,944
Norway — 1.4%
Equinor ASA	222,830	5,575,418
Yara International ASA	271,588	13,332,328
		18,907,746
Portugal — 1.5%
EDP Renovaveis SA	126,040	3,241,759
Jeronimo Martins SGPS SA	743,820	16,229,703
		19,471,462
Singapore — 2.1%
DBS Group Holdings Ltd.	597,309	13,010,948
Singapore Telecommunications Ltd.	2,207,600	3,801,296
United Overseas Bank Ltd.	548,900	10,273,275
		27,085,519
Spain — 2.6%
Banco Bilbao Vizcaya Argentaria SA	3,594,863	19,058,601
Industria de Diseno Textil SA	299,383	9,463,707
Naturgy Energy Group SA(2)	210,528	5,808,022
		34,330,330
Sweden — 0.6%
Husqvarna AB, B Shares	10,230	144,024
Lundin Energy AB	207,877	7,346,252
		7,490,276
Switzerland — 3.8%
Kuehne + Nagel International AG	20,500	5,860,311
Novartis AG	184,780	14,728,026
Partners Group Holding AG	5,241	9,045,167
9

	Shares	Value
Sonova Holding AG	13,466	$5,060,771
Straumann Holding AG	7,080	15,051,707
		49,745,982
United Kingdom — 14.2%
Anglo American plc	181,277	6,672,778
Aviva plc	3,347,881	17,086,447
Barclays plc	1,057,909	2,583,074
BHP Group plc	707,092	19,322,028
BP plc	2,434,157	10,561,141
Evraz plc	1,558,724	11,882,651
GlaxoSmithKline plc	179,484	3,644,080
HSBC Holdings plc	720,066	3,979,372
JD Sports Fashion plc	3,211,495	9,497,425
Kingfisher plc	933,800	3,924,038
Legal & General Group plc	1,636,863	6,115,152
Lloyds Banking Group plc	7,487,372	4,649,231
Next plc	108,628	11,348,902
Prudential plc	183,677	3,102,534
Rio Tinto plc	315,248	19,325,997
Royal Dutch Shell plc, A Shares	607,877	12,716,402
Royal Dutch Shell plc, B Shares	916,111	19,197,959
Unilever plc	204,258	10,432,065
Vodafone Group plc	7,053,358	10,226,078
		186,267,354
United States — 7.2%
Alphabet, Inc., Class C(1)	1,625	4,629,690
Amazon.com, Inc.(1)	1,551	5,439,466
American Express Co.	23,191	3,531,989
Blackstone, Inc.	67,983	9,616,195
Broadcom, Inc.	12,355	6,840,716
Chemours Co. (The)	147,095	4,368,722
Crane Co.	113,108	10,919,446
Delta Air Lines, Inc.(1)	116,866	4,230,549
Devon Energy Corp.	115,177	4,844,345
Goldman Sachs Group, Inc. (The)	10,311	3,928,388
Hilton Worldwide Holdings, Inc.(1)	38,305	5,173,856
Horizon Therapeutics plc(1)	44,521	4,619,499
JPMorgan Chase & Co.	39,327	6,246,307
Microsoft Corp.	20,355	6,729,160
Nasdaq, Inc.	35,054	7,124,025
QUALCOMM, Inc.	34,075	6,152,582
		94,394,935
TOTAL COMMON STOCKS (Cost $1,220,307,957)		1,286,521,191
TEMPORARY CASH INVESTMENTS — 1.3%
Repurchase Agreement, BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 0.125% - 2.625%, 6/30/22 - 5/15/51, valued at $4,139,510), in a joint trading account at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $4,052,704)		4,052,702
Repurchase Agreement, Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.00%, 7/31/28, valued at $13,787,387), at 0.02%, dated 11/30/21, due 12/1/21 (Delivery value $13,517,008)		13,517,000
10

	Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class	62,820	$62,820
TOTAL TEMPORARY CASH INVESTMENTS (Cost $17,632,522)		17,632,522
TEMPORARY CASH INVESTMENTS - SECURITIES LENDING COLLATERAL(3) — 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio (Cost $923,991)	923,991	923,991
TOTAL INVESTMENT SECURITIES — 99.3% (Cost $1,238,864,470)		1,305,077,704
OTHER ASSETS AND LIABILITIES — 0.7%		9,798,842
TOTAL NET ASSETS — 100.0%		$1,314,876,546

MARKET SECTOR DIVERSIFICATION
(as a % of net assets)
Financials	23.3%
Industrials	15.4%
Consumer Discretionary	12.9%
Materials	10.5%
Energy	8.6%
Information Technology	7.1%
Health Care	7.1%
Communication Services	5.0%
Consumer Staples	4.5%
Utilities	2.4%
Real Estate	1.1%
Temporary Cash Investments	1.3%
Temporary Cash Investments - Securities Lending Collateral	0.1%
Other Assets and Liabilities	0.7%

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $7,266,381. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(3)Investment of cash collateral from securities on loan. At the period end, the aggregate value of the collateral held by the fund was $7,676,272, which includes securities collateral of $6,752,281.

See Notes to Financial Statements.
11

Statement of Assets and Liabilities

NOVEMBER 30, 2021
Assets
Investment securities, at value (cost of $1,237,940,479) — including $7,266,381 of securities on loan	$1,304,153,713
Investment made with cash collateral received for securities on loan, at value (cost of $923,991)	923,991
Total investment securities, at value (cost of $1,238,864,470)	1,305,077,704
Foreign currency holdings, at value (cost of $615,647)	618,301
Receivable for capital shares sold	2,127,947
Dividends and interest receivable	8,140,500
Securities lending receivable	10,301
1,315,974,753

Liabilities
Payable for collateral received for securities on loan	923,991
Payable for investments purchased	660
Accrued management fees	173,556
1,098,207

Net Assets	$1,314,876,546

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,210,956,951
Distributable earnings	103,919,595
$1,314,876,546

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Investor Class, $0.01 Par Value	$184,335,971	18,427,894	$10.00
G Class, $0.01 Par Value	$1,130,540,575	111,860,750	$10.11

See Notes to Financial Statements.
12

Statement of Operations

YEAR ENDED NOVEMBER 30, 2021
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $4,235,086)	$48,172,405
Securities lending, net	290,582
Interest	5,556
48,468,543

Expenses:
Management fees	10,412,309
Directors' fees and expenses	33,068
Other expenses	103,099
10,548,476
Fees waived - G Class	(8,464,156)
2,084,320

Net investment income (loss)	46,384,223

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	153,237,439
Futures contract transactions	1,177,660
Foreign currency translation transactions	(89,760)
154,325,339

Change in net unrealized appreciation (depreciation) on:
Investments	(84,091,757)
Translation of assets and liabilities in foreign currencies	(203,832)
(84,295,589)

Net realized and unrealized gain (loss)	70,029,750

Net Increase (Decrease) in Net Assets Resulting from Operations	$116,413,973

See Notes to Financial Statements.
13

Statement of Changes in Net Assets

YEARS ENDED NOVEMBER 30, 2021 AND NOVEMBER 30, 2020
Increase (Decrease) in Net Assets	November 30, 2021	November 30, 2020
Operations
Net investment income (loss)	$46,384,223	$27,246,315
Net realized gain (loss)	154,325,339	(36,166,175)
Change in net unrealized appreciation (depreciation)	(84,295,589)	111,575,725
Net increase (decrease) in net assets resulting from operations	116,413,973	102,655,865

Distributions to Shareholders
From earnings:
Investor Class	(2,888,176)	(6,226,904)
G Class	(31,084,298)	(29,641,753)
Decrease in net assets from distributions	(33,972,474)	(35,868,657)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions (Note 5)	28,112,456	315,024,875

Net increase (decrease) in net assets	110,553,955	381,812,083

Net Assets
Beginning of period	1,204,322,591	822,510,508
End of period	$1,314,876,546	$1,204,322,591

See Notes to Financial Statements.
14

Notes to Financial Statements

NOVEMBER 30, 2021

1. Organization

American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT International Value Fund (the fund) is one fund in a series issued by the corporation. The fund’s investment objective is to seek long-term capital growth. The fund offers the Investor Class and G Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The fund is an investment company and follows accounting and reporting guidance in accordance with accounting principles generally accepted in the United States of America. This may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates. Management evaluated the impact of events or transactions occurring through the date the financial statements were issued that would merit recognition or disclosure.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Directors has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.
Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. Equity securities initially expressed in local currencies are translated into U.S. dollars at the mean of the appropriate currency exchange rate at the close of the NYSE as provided by an independent pricing service.
Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate exchange.
If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Directors or its delegate, in accordance with policies and procedures adopted by the Board of Directors. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

15

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Directors, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.
Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or long-term capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund may estimate the components of distributions received that may be considered nontaxable distributions or long-term capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Securities lending income is net of fees and rebates earned by the lending agent for its services.
Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.
Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.
Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.
Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investment securities and other financial instruments. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for collateral requirements.
Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. Accordingly, no provision has been made for income taxes. The fund files U.S. federal, state, local and non-U.S. tax returns as applicable. The fund's tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years from the date of filing but can be longer in certain jurisdictions. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.
Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually. The fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act. The fund may elect to treat a portion of its payment to a redeeming shareholder, which represents the pro rata share of undistributed net investment income and net realized gains, as a distribution for federal income tax purposes (tax equalization).
Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

Securities Lending — Securities are lent to qualified financial institutions and brokers. State Street Bank & Trust Co. serves as securities lending agent to the fund pursuant to a Securities Lending Agreement. The lending of securities exposes the fund to risks such as: the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge collateral in the form of cash and/or securities. The lending agent has agreed to indemnify the fund in the case of default of any securities borrowed. Cash collateral received is invested in the State Street Navigator Securities Lending Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The loans may also be secured by U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. By lending securities, the fund seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. The value of loaned securities and related collateral outstanding at period end, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of November 30, 2021.

Remaining Contractual Maturity of Agreements
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions(1)
Common Stocks	$923,991	—	—	—	$923,991
Gross amount of recognized liabilities for securities lending transactions					$923,991
(1)Amount represents the payable for cash collateral received for securities on loan. This will generally be in the Overnight and Continuous column as the securities are typically callable on demand.

3. Fees and Transactions with Related Parties

Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc. (ACC). The corporation’s investment advisor, ACIM, the corporation's distributor, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC, are wholly owned, directly or indirectly, by ACC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 59% of the shares of the fund. Related parties do not invest in the fund for the purpose of exercising management or control.

17

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that ACIM will pay all expenses of managing and operating the fund, except brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The difference in the fee among the classes is a result of their separate arrangements for non-Rule 12b-1 shareholder services, which may be provided indirectly through another American Century Investments mutual fund. It is not the result of any difference in advisory or custodial fees or other expenses related to the management of the fund’s assets, which do not vary by class. The investment advisor agreed to waive the G Class's management fee in its entirety. The investment advisor expects this waiver to remain in effect permanently and cannot terminate it without the approval of the Board of Directors.
The annual management fee for each class is as follows:

Investor Class	G Class
1.10%	0.00%(1)
(1)Annual management fee before waiver was 0.75%.

Directors' Fees and Expenses — The Board of Directors is responsible for overseeing the investment advisor’s management and operations of the fund. The directors receive detailed information about the fund and its investment advisor regularly throughout the year, and meet at least quarterly with management of the investment advisor to review reports about fund operations. The fund’s officers do not receive compensation from the fund.

Interfund Transactions — The fund may enter into security transactions with other American Century Investments funds and other client accounts of the investment advisor, in accordance with the 1940 Act rules and procedures adopted by the Board of Directors. The rules and procedures require, among other things, that these transactions be effected at the independent current market price of the security. During the period, the interfund purchases were $2,462,159 and there were no interfund sales.
4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the period ended November 30, 2021 were $1,813,872,569 and $1,789,820,801, respectively.
5. Capital Share Transactions
Transactions in shares of the fund were as follows:

	Year ended November 30, 2021		Year ended November 30, 2020
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	2,361,680	$24,979,402	1,623,638	$12,336,149
Issued in reinvestment of distributions	304,339	2,888,176	688,817	6,226,904
Redeemed	(1,186,557)	(11,351,550)	(5,402,505)	(46,685,537)
	1,479,462	16,516,028	(3,090,050)	(28,122,484)
G Class/Shares Authorized	925,000,000		925,000,000
Sold	16,493,818	173,208,787	56,753,068	478,176,161
Issued in reinvestment of distributions	3,275,479	31,084,298	3,282,586	29,641,753
Redeemed	(18,819,590)	(192,696,657)	(19,089,694)	(164,670,555)
	949,707	11,596,428	40,945,960	343,147,359
Net increase (decrease)	2,429,169	$28,112,456	37,855,910	$315,024,875

18

6. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks
United States	$94,394,935	—	—
Other Countries	—	$1,192,126,256	—
Temporary Cash Investments	62,820	17,569,702	—
Temporary Cash Investments - Securities Lending Collateral	923,991	—	—
	$95,381,746	$1,209,695,958	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. The fund's average notional exposure to equity price risk derivative instruments held during the period was $22,439,738 futures contracts purchased.
At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended November 30, 2021, the effect of equity price risk derivative instruments on the Statement of Operations was $1,177,660 in net realized gain (loss) on futures contract transactions.

19

8. Risk Factors

The value of the fund’s shares will go up and down, sometimes rapidly or unpredictably, based on the performance of the securities owned by the fund and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
There are certain risks involved in investing in foreign securities. These risks include those resulting from political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters. Securities of foreign issuers may be less liquid and more volatile. Investing in emerging markets or a significant portion of assets in one country or region may accentuate these risks.
The fund invests in common stocks of small companies. Because of this, the fund may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.
The fund is owned by a relatively small number of shareholders, and in the event such shareholders redeem, the ongoing operations of the fund may be at risk.
The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.
9. Federal Tax Information

On December 21, 2021, the fund declared and paid a per-share distribution from net realized gains to shareholders of record on December 20, 2021 of $0.5397 for the Investor Class and G Class.

On December 21, 2021, the fund declared and paid the following per-share distributions from net investment income to shareholders of record on December 20, 2021:

Investor Class	G Class
$0.4006	$0.5120

The tax character of distributions paid during the years ended November 30, 2021 and November 30, 2020 were as follows:

	2021	2020
Distributions Paid From
Ordinary income	$33,972,474	$35,868,657
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of period end, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,255,166,788
Gross tax appreciation of investments	$113,405,035
Gross tax depreciation of investments	(63,494,119)
Net tax appreciation (depreciation) of investments	49,910,916
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	(16,904)
Net tax appreciation (depreciation)	$49,894,012
Undistributed ordinary income	$106,743,990
Accumulated long-term gains	$28,001,086
Accumulated short-term capital losses	$(64,865,395)
Accumulated long-term capital losses	$(15,854,098)
The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.
Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. As a result of a shift in ownership of the fund, the utilization of these capital losses in any given year are limited. Any remaining accumulated gains after application of this limitation will be distributed to shareholders.
10. Corporate Event
On December 2, 2021, the Board of Directors approved an agreement and plan of reorganization (the reorganization), whereby the net assets of the fund will be transferred to International Value Fund, one fund in a series issued by the corporation, in exchange for shares of International Value Fund. The financial statements and performance history of International Value Fund will survive after the reorganization. The reorganization is expected to be completed in 2022.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2021	$9.33	0.27	0.58	0.85	(0.18)	$10.00	9.25%	1.11%	1.11%	2.60%	2.60%	141%	$184,336
2020	$9.06	0.17	0.41	0.58	(0.31)	$9.33	6.47%	1.20%	1.21%	2.19%	2.18%	100%	$158,100
2019	$9.00	0.28	0.02	0.30	(0.24)	$9.06	3.56%	1.29%	1.29%	3.20%	3.20%	82%	$181,458
2018	$10.53	0.25	(1.47)	(1.22)	(0.31)	$9.00	(11.95)%	1.29%	1.29%	2.48%	2.48%	76%	$219,273
2017	$8.73	0.24	1.83	2.07	(0.27)	$10.53	24.32%	1.29%	1.29%	2.44%	2.44%	79%	$242,242
G Class
2021	$9.43	0.39	0.59	0.98	(0.30)	$10.11	10.58%	0.01%	0.76%	3.70%	2.95%	141%	$1,130,541
2020	$9.16	0.28	0.42	0.70	(0.43)	$9.43	7.82%	0.01%	0.86%	3.38%	2.53%	100%	$1,046,222
2019	$9.11	0.40	—(3)	0.40	(0.35)	$9.16	4.77%	0.00%(4)	0.94%	4.49%	3.55%	82%	$641,053
2018	$10.59	0.38	(1.48)	(1.10)	(0.38)	$9.11	(10.79)%	0.01%	0.94%	3.76%	2.83%	76%	$616,338
2017	$8.75	0.29	1.84	2.13	(0.29)	$10.59	24.99%	0.69%	1.04%	3.04%	2.69%	79%	$710,717

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Per-share amount was less than $0.005.
(4)Ratio was less than 0.005%.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Directors of American Century World Mutual Funds, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT International Value Fund (the “Fund”), one of the funds constituting the American Century World Mutual Funds, Inc., as of November 30, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of NT International Value Fund of the American Century World Mutual Funds, Inc. as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Kansas City, Missouri
January 19, 2022

We have served as the auditor of one or more American Century investment companies since 1997.
23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The board has adopted a mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors). Independent directors shall retire by December 31 of the year in which they reach their 75th birthday.
Jonathan S. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). The other directors (more than three-fourths of the total number) are independent. They are not employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act. The directors serve in this capacity for seven (in the case of Jonathan S. Thomas, 16; and Stephen E. Yates, 8) registered investment companies in the American Century Investments family of funds.
The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas W. Bunn (1953)	Director	Since 2017	Retired	72	SquareTwo Financial; Barings (formerly Babson Capital Funds Trust) (2013 to 2016)
Chris H. Cheesman (1962)	Director	Since 2019	Retired. Senior Vice President & Chief Audit Executive, AllianceBernstein (1999 to 2018)	72	Alleghany Corporation
Barry Fink (1955)	Director	Since 2012 (independent since 2016)	Retired	72	None
Rajesh K. Gupta (1960)	Director	Since 2019	Partner Emeritus, SeaCrest Investment Management and SeaCrest Wealth Management (2019 to Present); Chief Executive Officer and Chief Investment Officer, SeaCrest Investment Management (2006 to 2019); Chief Executive Officer and Chief Investment Officer, SeaCrest Wealth Management (2008 to 2019)	72	None
24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Lynn Jenkins (1963)	Director	Since 2019	Consultant, LJ Strategies (2019 to present); United States Representative, U.S. House of Representatives (2009 to 2018)	72	MGP Ingredients, Inc. (2019 to 2021)
Jan M. Lewis (1957)	Director	Since 2011	Retired	72	None
John R. Whitten(1) (1946)	Director	Since 2008	Retired	72	Onto Innovation Inc. (2019 to 2020); Rudolph Technologies, Inc. (2006 to 2019)
Stephen E. Yates (1948)	Director and Chairman of the Board	Since 2012 (Chairman since 2018)	Retired	108	None
Interested Director
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Director, ACC and other ACC subsidiaries	146	None
(1) Effective December 31, 2021, John R. Whitten retired from the Board of Directors.

The Statement of Additional Information has additional information about the fund's directors and is available without charge, upon request, by calling 1-800-345-2021.
25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 16 (in the case of Robert J. Leach, 15) investment companies in the American Century family of funds. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019	Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries
R. Wes Campbell (1974)	Chief Financial Officer and Treasurer since 2018	Vice President, ACS, (2020 to present); Investment Operations and Investment Accounting, ACS (2000 to present)
Amy D. Shelton (1964)	Chief Compliance Officer and Vice President since 2014	Chief Compliance Officer, American Century funds, (2014 to present); Chief Compliance Officer, ACIM (2014 to present); Chief Compliance Officer, ACIS (2009 to present). Also serves as Vice President, ACIS
John Pak (1968)	General Counsel and Senior Vice President since 2021	General Counsel and Senior Vice President, ACC (2021 to present). Also serves as General Counsel and Senior Vice President, ACIM, ACS and ACIS. Chief Legal Officer of Investment and Wealth Management, The Bank of New York Mellon (2014 to 2021)
C. Jean Wade (1964)	Vice President since 2012	Senior Vice President, ACS (2017 to present); Vice President, ACS (2000 to 2017)
Robert J. Leach (1966)	Vice President since 2006	Vice President, ACS (2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (1994 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (2003 to present)

26

Approval of Management Agreement

At a meeting held on June 30, 2021, the Fund’s Board of Directors (the "Board") unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s directors (the “Directors”), including a majority of the independent Directors, each year.

Prior to its consideration of the renewal of the management agreement, the Directors requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continual basis and the information received was supplemental to the extensive information that the Board and its committees receive and consider throughout the year.

In connection with its consideration of the renewal of the management agreement, the Board’s review and evaluation of the services provided by the Advisor and its affiliates included, but was not limited to, the following:

•the nature, extent, and quality of investment management, shareholder services, and other services provided and to be provided to the Fund including without limitation portfolio management and trading services, shareholder and intermediary services, compliance and legal services, fund accounting and financial reporting, and fund share distribution;
•the wide range of other programs and services provided and to be provided to the Fund and its shareholders on a routine and non-routine basis;
•the Fund’s investment performance, including data comparing the Fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;
•the cost of owning the Fund compared to the cost of owning similar funds;
•the compliance policies, procedures, and regulatory experience of the Advisor and the Fund's service providers;
•the Advisor’s strategic plans, COVID-19 pandemic response, vendor management practices, and social justice initiatives;
•the Advisor’s business continuity plans and cyber security practices;
•financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;
•possible economies of scale associated with the Advisor’s management of the Fund and other accounts;
•services provided and charges to the Advisor's other investment management clients;
•acquired fund fees and expenses;
•payments and practices in connection with financial intermediaries holding shares of the Fund and the services provided by intermediaries in connection therewith; and
•possible collateral benefits to the Advisor from the management of the Fund.

The Board held two meetings to consider the renewal. The independent Directors also met in private session three times to review and discuss the information provided in response to their request. The independent Directors held active discussions with the Advisor regarding the renewal of the management agreement, requesting supplemental information, and reviewing information provided by the Advisor in response thereto. The independent Directors had the benefit of the advice of their independent counsel throughout the process.

27

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel in connection with the approval. They determined that the information was sufficient for them to evaluate the management agreement for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including without limitation the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that the Advisor provides or arranges at its own expense a wide variety of services which include the following:

•constructing and designing the Fund
•portfolio research and security selection
•initial capitalization/funding
•securities trading
•Fund administration
•custody of Fund assets
•daily valuation of the Fund’s portfolio
•liquidity monitoring and management
•risk management, including cyber security
•shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications
•legal services (except the independent Directors’ counsel)
•regulatory and portfolio compliance
•financial reporting
•marketing and distribution (except amounts paid by the Fund under Rule 12b-1 plans)

The Board noted that many of these services have expanded over time in terms of both quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance, and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, provides oversight of the investment performance process. It regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review investment performance information during the management agreement renewal process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The Fund’s performance was above its benchmark for the one-, three-, and five-year periods reviewed by the Board. The Board discussed the Fund's performance with the Advisor, including steps being taken to address underperformance, and was satisfied with the efforts being
28

undertaken by the Advisor. The Board found the investment management services provided by the Advisor to the Fund to be satisfactory and consistent with the management agreement.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through its various committees, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction, technology support (including cyber security), new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund (pre- and post-distribution), its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. This information is considered in evaluating the Advisor’s financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is sharing economies of scale, to the extent they exist, through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business, infrastructure, investment capabilities and initiatives to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pays the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, expenses attributable to short sales, taxes, interest, extraordinary expenses, fees and expenses of the Fund’s independent Directors (including their independent legal counsel), and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges, and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider comparing the Fund’s unified fee to the total expense ratios of its peers. The unified fee charged to shareholders of the Fund was above the median of the total expense ratios of the Fund’s peer expense universe. In addition, the Board reviewed the Fund’s position relative to the narrower set of its expense group peers. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

29

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs, and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Payments to Intermediaries. The Directors also requested and received a description of payments made to intermediaries by the Fund and the Advisor and services provided in response thereto. These payments include various payments made by the Fund or the Advisor to different types of intermediaries and recordkeepers for distribution and service activities provided for the Fund. The Directors reviewed such information and received representations from the Advisor that all such payments by the Fund were made pursuant to the Fund's Rule 12b-1 Plan and that all such payments by the Advisor were made from the Advisor’s resources and reasonable profits. The Board found such payments to be reasonable in scope and purpose.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the possible existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. To the extent there are potential collateral benefits, the Board has been advised and has taken this into consideration in its review of the management contract with the Fund. The Board noted that additional assets from other clients may offer the Advisor some benefit from increased leverage with service providers and counterparties. Additionally, the Advisor may receive proprietary research from broker-dealers that execute fund portfolio transactions, which the Board concluded is likely to benefit other clients of the Advisor, as well as Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded that appropriate allocation methodologies had been employed to assign resources and the cost of those resources to these other clients.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent Directors, taking into account all of the factors discussed above and the information provided by the Advisor and others in connection with its review and throughout the year, determined that the management fee is fair and reasonable in light of the services provided and that the investment management agreement between the Fund and the Advisor should be renewed.
30

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain retirement accounts are subject to federal income tax withholding, unless you elect not to have withholding apply*. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.
If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. For systematic withdrawals, your withholding election will remain in effect until revoked or changed by filing a new election. You have the right to revoke your election at any time and change your withholding percentage for future distributions.
Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.
State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld (or as otherwise required by state law). State taxes will be withheld from your distribution in accordance with the respective state rules.
*Some 403(b), 457 and qualified retirement plan distributions may be subject to 20% mandatory withholding, as they are subject to special tax and withholding rules.  Your plan administrator or plan sponsor is required to provide you with a special tax notice explaining those rules at the time you request a distribution.  If applicable, federal and/or state taxes may be withheld from your distribution amount.

Proxy Voting Policies

A description of the policies that the fund's investment advisor uses in exercising the voting rights associated with the securities purchased and/or held by the fund is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com/proxy and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on americancentury.com/proxy. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These portfolio holdings are available on the fund's website at americancentury.com and, upon request, by calling 1-800-345-2021. The fund’s Form N-PORT reports are available on the SEC’s website at sec.gov.

31

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The funds hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended November 30, 2021.

The fund hereby designates $781,868, or up to the maximum amount allowable, as long-term capital gain distributions (20% rate gain distributions) for the fiscal year ended November 30, 2021.

The fund hereby designates $1,300,325 as qualified short-term capital gain distributions for purposes of Internal Revenue Code Section 871 for the fiscal year ended November 30, 2021.

For the fiscal year ended November 30, 2021, the fund intends to pass through to shareholders foreign source income of $51,964,769 and foreign taxes paid of $2,676,856, or up to the maximum amount allowable, as a foreign tax credit. Foreign source income and foreign tax expense per outstanding share on November 30, 2021 are $0.3988 and $0.0205, respectively.

The fund utilized earnings and profits of $3,837,285 distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

32

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Relay Service for the Deaf	711

American Century World Mutual Funds, Inc.

Investment Advisor: American Century Investment Management, Inc. Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2022 American Century Proprietary Holdings, Inc. All rights reserved. CL-ANN-91026 2201

(b) None.

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b) No response required.

(c) None.

(d) None.

(e) Not applicable.

(f) The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Chris H. Cheesman, Lynn M. Jenkins and Barry Fink are the registrant’s designated audit committee financial experts. They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3) Not applicable.

(b) No response required.

(c) No response required.

(d) No response required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2020: $312,460
FY 2021: $273,800

(b) Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2020: $0
FY 2021: $0

(c) Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(d) All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:

FY 2020: $0
FY 2021: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2020: $0
FY 2021: $0

(e)(1) In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee. Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2020: $0
FY 2021: $2,832,126

(h) The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century World Mutual Funds, Inc.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President

Date:	January 31, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patrick Bannigan
	Name:	Patrick Bannigan
	Title:	President
(principal executive officer)

Date:	January 31, 2022

By:	/s/ R. Wes Campbell
	Name:	R. Wes Campbell
	Title:	Treasurer and
Chief Financial Officer
(principal financial officer)

Date:	January 31, 2022